UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

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(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST

BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

[•], 2018

Dear Preferred Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of BlackRock New Jersey Municipal Bond Trust (“BLJ”), BlackRock New Jersey Municipal Income Trust (“BNJ”) and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ” or the “Acquiring Fund” and together with BLJ and BNJ, the “Funds,” and each, a “Fund”), to be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on March 28, 2018 at [•] (Eastern time). Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds.

Preferred Shareholders of BLJ: You and the common shareholders of BLJ are being asked to vote as a single class on a proposal to approve the reorganization of BLJ into the Acquiring Fund (the “BLJ Reorganization”), a Fund with substantially similar (but not identical) investment objectives, investment policies and investment restrictions. In addition, you are being asked to vote as a separate class on a proposal to approve the BLJ Reorganization.

Preferred Shareholders of BNJ: You and the common shareholders of BNJ are being asked to vote as a single class on a proposal to approve the reorganization of BNJ into the Acquiring Fund (the “BNJ Reorganization”), a Fund with substantially similar (but not identical) investment objectives, investment policies and investment restrictions. In addition, you are being asked to vote as a separate class on a proposal to approve the BNJ Reorganization.

Preferred Shareholders of the Acquiring Fund: You and the common shareholders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BLJ Reorganization and the BNJ Reorganization (each, a “Reorganization”). In addition, you are being asked to vote as a separate class on a proposal to approve each Reorganization.

The enclosed Proxy Statement is only being delivered to the Funds’ preferred shareholders. The common shareholders of each Fund are also being asked to attend the Special Meeting and to vote with respect to the proposals described above that require the vote of the common shareholders and preferred shareholders as a single class. Each Fund is delivering to its common shareholders a separate Joint Proxy Statement/Prospectus with respect to the proposals described above.

The Board of Trustees or Board of Directors, as applicable, of each Fund believes that the proposal that the preferred shareholders of its Fund is being asked to vote upon are in the best interests of its respective Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.

We encourage you to carefully review the enclosed materials, which explain the proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone phone;

•	By internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	In person at the meeting.

If you do not vote using one of the methods described above, you may be called by Georgeson, LLC, the Funds’ proxy solicitor, to vote your shares.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your preferred shares to be voted, your preferred shares will be voted “FOR” the proposal. If your preferred shares are held through a broker, you must provide voting instructions to your broker about how to vote your preferred shares in order for your broker to vote your preferred shares as you instruct at the Special Meeting.

[                    ], 2018

IMPORTANT NOTICE

TO PREFERRED SHAREHOLDERS OF

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST

BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST

QUESTIONS & ANSWERS

Although we urge you to read the entire Proxy Statement, we have provided for your convenience a brief overview of some of the important questions concerning the joint special shareholder meeting (the “Special Meeting”) of BlackRock New Jersey Municipal Bond Trust (“BLJ”), BlackRock New Jersey Municipal Income Trust (“BNJ”) and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ” or the “Acquiring Fund” and together with BLJ and BNJ, the “Funds,” and each, a “Fund”) and the proposals to be voted on. It is expected that the effective date (the “Closing Date”) of the Reorganizations will be sometime during the second quarter of 2018, but it may be at a different time as described in the Proxy Statement.

The enclosed Proxy Statement is being sent only to (i) the holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of BLJ; (ii) the holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares”) of BNJ; and (iii) the holders of VRDP Shares of the Acquiring Fund. Each of BLJ, BNJ and the Acquiring Fund is separately soliciting the votes of its holders of common shares of beneficial interest or shares of common stock, as applicable (“Common Shares” and together with the VRDP Shares of BLJ and MYJ, and the VMTP Shares of BNJ, the “Shares”) through a separate Joint Proxy Statement/Prospectus.

Q:	Why is a shareholder meeting being held?

A:	Preferred Shareholders of BlackRock New Jersey Municipal Bond Trust (NYSE American Ticker: BLJ): You and the common shareholders of BLJ are being asked to vote as a single class on a proposal to approve the Agreement and Plan of Reorganization (the “BLJ Reorganization Agreement”) between BLJ and the Acquiring Fund, pursuant to which (i) the Acquiring Fund will acquire substantially all of BLJ’s assets and assume substantially all of BLJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional Common Shares) and VRDP Holders, respectively, of BLJ, and (ii) BLJ will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

You are also being asked to vote as a separate class on a proposal to approve the BLJ Reorganization Agreement and the transactions contemplated therein, including the termination of BLJ’s registration under the 1940 Act and the dissolution of BLJ under Delaware law (the “BLJ Reorganization”).

Preferred Shareholders of BlackRock New Jersey Municipal Income Trust (NYSE Ticker: BNJ): You and the common shareholders of BNJ are being asked to vote as a single class on a proposal to approve the Agreement and Plan of Reorganization (the “BNJ Reorganization Agreement,” and together with the BLJ Reorganization Agreement, the “Reorganization Agreements”) between BNJ and the Acquiring Fund. If the BNJ Reorganization Agreement is approved, prior to the Closing Date of the BNJ Reorganization (as defined herein), it is expected that BNJ will issue VRDP Shares with terms substantially identical to the terms of the outstanding Acquiring Fund’s VRDP Shares and use the proceeds from such issuance to redeem all of BNJ’s outstanding VMTP Shares (the “VMTP Refinancing”). If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated. If the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, pursuant to the BNJ Reorganization Agreement (i) the Acquiring Fund will acquire substantially all of BNJ’s assets and assume substantially all of BNJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional Common Shares) and VRDP Holders, respectively, of BNJ, and (ii) BNJ will terminate its registration under the 1940 Act, and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

You are also being asked to vote as a separate class on a proposal to approve the BNJ Reorganization Agreement and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and the dissolution of BNJ under Delaware law (the “BNJ Reorganization”).

Preferred Shareholders of BlackRock MuniYield New Jersey Fund, Inc. (NYSE Ticker: MYJ): You and the common shareholders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of the Acquiring Fund in connection with each Reorganization Agreement (each, an “Issuance” and collectively, the “Issuances”).

You are also being asked to vote as a separate class on a proposal to approve each Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

The transactions contemplated by each Reorganization Agreement, including an Issuance, are referred to herein as a “Reorganization” and collectively, the “Reorganizations.” The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of the Reorganizations.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a stand-alone basis.

Q:	Why has each Fund’s Board recommended these proposals?

A:	The Board of Trustees or Board of Directors, as applicable (each, a “Board” and each member thereof, a “Board Member”), of each Fund has determined that its Reorganization(s) is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to net asset value (“NAV”) and liquidation preference, respectively, as a result of the Reorganization. The Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining three Funds that have substantially similar (but not identical) investment objectives, investment policies, investment restrictions and portfolio compositions and are managed by the same investment adviser, BlackRock Advisors, LLC (the “Investment Advisor”), and portfolio management team.

In light of these similarities, the Reorganizations are intended to reduce fund redundancies and create a single, larger fund that may benefit from anticipated operating efficiencies and economies of scale. The Reorganizations are intended to result in the following potential benefits to common shareholders:

(i)	lower total expenses per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganizations) due to economies of scale resulting from the larger size of the Combined Fund;

(ii)	improved earnings yield on NAV for common shareholders of each Fund;

(iii)	improved secondary market trading of the Common Shares of the Combined Fund; and

(iv)	operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)	greater investment flexibility and investment options;

(b)	greater diversification of portfolio investments;

(c)	the ability to trade in larger positions and more favorable transaction terms;

(d)	additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

(e)	benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(f)	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including Board Members thereof who are not “interested persons” (as defined in the 1940 Act), approved its Reorganization Agreement(s) or the Issuances, as applicable, concluding that the Reorganization(s) is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization(s). As a result of the Reorganizations, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and the BNJ Reorganization is contingent upon the completion of the VMTP Refinancing, there are multiple potential combinations of Reorganizations.

The Board of each Fund and the Investment Advisor believe that the most likely result of the potential combinations of Reorganizations is the combination of all of the Funds. To the extent that only one of the Reorganizations is completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

Q:	How will holders of Preferred Shares be affected by the Reorganizations?

A:	As of the date of the enclosed Proxy Statement, BLJ and the Acquiring Fund each have VRDP Shares outstanding and BNJ has VMTP Shares outstanding. As of November 30, 2017, BLJ had 187 Series W-7 VRDP Shares outstanding, BNJ had 591 Series W-7 VMTP Shares outstanding, and the Acquiring Fund had 1,022 Series W-7 VRDP Shares outstanding. Prior to the Reorganizations, it is expected that all of the VMTP Shares of BNJ will be refinanced into BNJ VRDP Shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares pursuant to the VMTP Refinancing. In connection with the Reorganizations, and assuming that the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, the Acquiring Fund expects to issue 187 additional VRDP Shares to BLJ VRDP Holders and 591 additional VRDP Shares to BNJ VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 1,800 VRDP Shares outstanding. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Assuming all of the Reorganizations are approved by shareholders and the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, upon the Closing Date of the Reorganizations, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ or BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of

May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended (the “Special Rate Period”). The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

None of the expenses of the Reorganizations are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganizations, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, holders of VRDP Shares of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Q:	How similar are the Funds?

A:	The Funds have the same investment adviser, portfolio managers, officers and trustees. BLJ and BNJ are each organized as a Delaware statutory trust and the Acquiring Fund is organized as a Maryland corporation. Because the Acquiring Fund is organized as a Maryland corporation, shareholders of BLJ and BNJ will become shareholders of a Maryland corporation rather than shareholders of a Delaware statutory trust if the Reorganizations are completed. A more detailed description of the differences between Delaware statutory trust law and Maryland corporate law is contained in the Proxy Statement under the heading “Governing Law.”

Each of the Acquiring Fund and BNJ has its Common Shares listed on the NYSE and BLJ has its Common Shares listed on the NYSE American. The Acquiring Fund and BLJ each has privately placed VRDP Shares outstanding. BNJ has privately placed VMTP Shares outstanding. Each Fund is managed by a team of investment professionals lead by Phillip Soccio and Theodore R. Jaeckel, Jr.

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially similar (but not identical) as those of BLJ and BNJ.

Investment Objective. The investment objective of each of BLJ and BNJ is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The investment objective of the Acquiring Fund is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management.

New Jersey Municipal Bonds. Below is a comparison of each Fund’s policies with respect to municipal bonds, the interest of which is exempt from federal income tax and New Jersey gross income tax.

BLJ	BNJ	The Acquiring Fund (MYJ)
As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular federal income tax and New Jersey gross income tax. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).	As a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New Jersey gross income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes.	The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New Jersey personal income tax.

Investment Grade Securities. Below is a comparison of each Fund’s policy with respect to investment grade securities.

BLJ	BNJ	The Acquiring Fund (MYJ)
The Fund will invest at least 80% of its Managed Assets in municipal bonds that at the time of investment are investment grade quality. The Fund may invest up to 20% of its Managed Assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody’s, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Fund’s investment advisor and/or sub-advisor.	Same as BLJ	Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities.

Bond Maturity. Below is a comparison of each Fund’s policy with respect to bond maturity.

BLJ	BNJ	The Acquiring Fund (MYJ)
The Fund intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.	Same as BLJ	The Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate-term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years.

Leverage. Each Fund utilizes leverage through the issuance of either VRDP Shares or VMTP Shares and tender option bonds. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of BLJ and the Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. BNJ currently leverages its assets through the use of VMTP Shares and tender option bonds. The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and tender option bonds after the Closing Date of the Reorganizations. Please see “Information about the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year end were as follows:

Fund	Preferred Shares	Rate
BLJ	VRDP Shares	1.64%
BNJ	VMTP Shares	1.63%
Acquiring Fund (MYJ)	VRDP Shares	1.61%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of November 30, 2017, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BLJ into the Acquiring Fund had taken place as of November 30, 2017, (iii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BNJ into the Acquiring Fund had taken place as of November 30, 2017, and (iv) the Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of November 30, 2017, which represents the most likely combination of the Reorganizations:

Ratios	BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
Asset Coverage Ratio	295%	300%	323%	319%	315%	313%
Regulatory Leverage Ratio(1)	33.90%	33.31%	30.92%	31.35%	31.75%	31.96%
Effective Leverage Ratio(2)	40.50%	40.47%	39.54%	34.94%	34.50%	39.92%

(1)	Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (“TOB”) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

It is not anticipated that there will be any significant disposition of any Fund’s portfolio holdings as a result of the Reorganizations because of the similarities among the portfolio guidelines of the Funds. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganizations because of the similarities in the investment policies of each Fund.

Q:	How will the Reorganizations be effected?

A:	Assuming each Reorganization receives the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, and assuming the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, the Acquiring Fund will acquire substantially all of BLJ’s and BNJ’s assets and assume substantially all of BLJ’s and BNJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the shareholders of BLJ and BNJ (although cash may be distributed in lieu of fractional Common Shares). BLJ and BNJ will then terminate their registration under the 1940 Act and liquidate, dissolve and terminate in accordance with their respective Agreement and Declaration of Trust and Delaware law. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Shareholders of BLJ and BNJ will become shareholders of the Acquiring Fund. Common shareholders of BLJ and BNJ will receive newly issued Common Shares of the Acquiring Fund, par value $0.10 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the Common Shares of BLJ and BNJ such shareholders held immediately prior to the Closing Date (although common shareholders of BLJ and BNJ may receive cash for fractional Common Shares). The NAV of BLJ and BNJ and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganizations borne by each Fund, if any. The NAV of BLJ and BNJ Common Shares will not be diluted as a result of the Reorganizations. The common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

On the Closing Date of the Reorganizations, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ or BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended. The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund, which will have additional Common Shares and VRDP Shares outstanding after the Reorganizations.

Q:	Will I have to pay any U.S. federal income taxes as a result of the Reorganizations?

A:	Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, shareholders of BLJ and BNJ will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their BLJ and BNJ Shares for Acquiring Fund Shares pursuant to their Reorganization (except with respect to cash received in lieu of fractional Common Shares). Additionally, each of BLJ and BNJ will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganizations.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?

A:	You will pay no sales loads or commissions in connection with the Reorganizations. Regardless of whether the Reorganizations are completed, however, the costs associated with the Reorganizations, including the costs associated with the Special Meeting, will be borne directly by each of the respective Funds incurring the expense or will otherwise be allocated among the Funds proportionately or on another reasonable basis as discussed more fully in the Proxy Statement.

Common shareholders of BLJ and BNJ will indirectly bear the costs of the Reorganizations. The expenses of the Reorganizations are estimated to be $223,000 for BLJ and $263,000 for BNJ. Additionally for BNJ, the costs of the VMTP Refinancing are estimated to be $215,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund. Because of the expected expense savings and other anticipated benefits for each of BLJ and BNJ, the Investment Advisor recommended and the Board of BLJ and BNJ has approved that its respective Fund be responsible for its own reorganization expenses. The Investment Advisor will bear all of the Acquiring Fund’s reorganization expenses, which are expected to be approximately $290,000. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

VRDP Holders are not expected to bear any costs of the Reorganizations.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations).

Q:	What shareholder approvals are required to complete the Reorganizations?

A:	The BLJ Reorganization is contingent upon the following approvals:

1.	The approval of the BLJ Reorganization Agreement and the transactions contemplated therein, including the termination of BLJ’s registration under the 1940 Act and the dissolution of BLJ under Delaware law, by BLJ’s common shareholders and VRDP Holders voting as a single class;

2.	The approval of the BLJ Reorganization Agreement and the transactions contemplated therein, including the termination of the BLJ’s registration under the 1940 Act and the dissolution of BLJ under Delaware law, by BLJ VRDP Holders voting as a separate class;

3.	The approval of the BLJ Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the BLJ Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

The BNJ Reorganization is contingent upon the following approvals or actions:

1.	The approval of the BNJ Reorganization Agreement and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and the dissolution of BNJ under Delaware law, by BNJ’s common shareholders and VMTP Holders voting as a single class;

2.	The approval of the BNJ Reorganization Agreement and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and the dissolution of BNJ under Delaware law, by BNJ VMTP Holders voting as a separate class;

3.	The approval of the BNJ Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the BNJ Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

5.	The completion of the VMTP Refinancing.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a stand-alone basis.

If the requisite shareholder approvals for a Reorganization is not obtained, the Board of the Fund for which such Reorganization(s) were not consummated may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization(s) or continuing to operate the Fund as a stand-alone Delaware statutory trust (or, with respect to the Acquiring Fund, a Maryland corporation) registered under the 1940 Act as a non-diversified closed-end management investment company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of the Fund and its product line, recommend alternative proposals to the Board of the Fund.

In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals with respect to the Reorganizations, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares. Because the closing of each Reorganization is contingent upon the applicable Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third-party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Reorganization will not occur, or that only one of BLJ or BNJ will be reorganized into the Acquiring Fund, even if shareholders of a Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy its closing conditions.

The preferred shares were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of BLJ, BNJ or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for a Reorganization may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Reorganization with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Reorganization; there is no guarantee that such preferred shareholder(s) will approve the Reorganization, over which it (or they) may exercise effective disposition power.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Reorganizations?

A:	The rules of the New York Stock Exchange (on which the Acquiring Fund Common Shares are listed) require the Acquiring Fund’s shareholders to approve each Issuance with respect to a Reorganization. If the Issuance with respect to a Reorganization is not approved, then the corresponding Reorganization will not occur.

We are also seeking the approval of each Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by the Acquiring Fund VRDP Holders voting as a separate class pursuant to the governing document of the Acquiring Fund VRDP Shares. If Acquiring Fund VRDP Holders do not approve a Reorganization Agreement as a separate class, then the corresponding Reorganization will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” the proposal(s) relating to your Fund.

Q:	How do I vote my proxy?

A:	Shareholders of record of each Fund as of the close of business on January 29, 2018 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. You may cast your vote by mail, phone, internet or in person at the Special Meeting.

To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided.

If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying the Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

If you plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your Shares of a Fund through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of January 29, 2018. If you hold your Shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson, LLC, the Funds’ proxy solicitor, at [•].

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST

BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 28, 2018

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of BlackRock New Jersey Municipal Bond Trust (NYSE American Ticker: BLJ) (“BLJ”), BlackRock New Jersey Municipal Income Trust (NYSE Ticker: BNJ) (“BNJ”) and BlackRock MuniYield New Jersey Fund, Inc. (NYSE Ticker: MYJ) (“MYJ” or the “Acquiring Fund,” and together with BLJ and BNJ, the “Funds,” and each, a “Fund”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on March 28, 2018 at [•] (Eastern time) for the following purposes:

Proposal 1: The Reorganizations of the Funds

For Shareholders of BLJ:

Proposal 1(A): The holders of common shares of beneficial interest or shares of common stock, as applicable (“Common Shares”) and holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of BLJ are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BLJ and the Acquiring Fund (the “BLJ Reorganization Agreement”), pursuant to which (i) the Acquiring Fund will acquire substantially all of BLJ’s assets and assume substantially all of BLJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional Common Shares) and holders of VRDP Shares (“VRDP Holders”), respectively, of BLJ, and (ii) BLJ will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

Proposal 1(B): The VRDP Holders of BLJ are being asked to vote as a separate class on a proposal to approve the BLJ Reorganization Agreement and the transactions contemplated therein, including the termination of BLJ’s registration under the 1940 Act and the dissolution of BLJ under Delaware law.

For Shareholders of BNJ:

Proposal 1(C): The holders of Common Shares and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares”) of BNJ are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BNJ and the Acquiring Fund (the “BNJ Reorganization Agreement”). If the BNJ Reorganization Agreement is approved, prior to the effective date of the BNJ Reorganization (defined herein), it is expected that BNJ will issue VRDP Shares with terms substantially identical to the terms of the outstanding Acquiring Fund’s VRDP Shares and use the proceeds from such issuance to redeem all of BNJ’s outstanding VMTP Shares (the “VMTP Refinancing”). If the VMTP Refinancing is not completed prior to the effective date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated. If the VMTP Refinancing is completed prior to the effective date of the BNJ Reorganization, pursuant to the BNJ Reorganization Agreement (i) the Acquiring Fund will acquire substantially all of BNJ’s assets and assume substantially all of BNJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional Common Shares) and VRDP Holders, respectively, of BNJ, and (ii) BNJ will terminate its registration under the 1940 Act, and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

Proposal 1(D): The holders of BNJ’s VMTP Shares are being asked to vote as a separate class on a proposal to approve the BNJ Reorganization Agreement and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and the dissolution of BNJ under Delaware law (the “BNJ Reorganization”).

For Shareholders of the Acquiring Fund:

Proposal 1(E): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BLJ Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(F): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BNJ Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2(a): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of the Acquiring Fund in connection with the BLJ Reorganization Agreement.

Proposal 2(b): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of the Acquiring Fund in connection with the BNJ Reorganization Agreement.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a stand-alone basis.

Shareholders of record of each Fund as of the close of business on January 29, 2018 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

The Funds are soliciting the vote of their common shareholders on Proposal 1(A), Proposal 1(C) and Proposal 2 through a Joint Proxy Statement/Prospectus.

Each Fund is separately soliciting the votes of its respective preferred shareholders on Proposal 1 and Proposal 2 through a separate Proxy Statement and not through the Joint Proxy Statement/Prospectus.

The officers, directors or trustees of each Fund named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers, directors or trustees in the Special Meeting pursuant to any such communications system shall constitute presence in person at the Special Meeting.

THE BOARD OF TRUSTEES OR DIRECTORS, AS APPLICABLE, (EACH, A “BOARD”) OF EACH OF THE FUNDS RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF BLJ UNANIMOUSLY RECOMMENDS THAT PREFERRED SHAREHOLDERS OF BLJ CAST THEIR VOTE:

•	FOR THE BLJ REORGANIZATION AGREEMENT AS DESCRIBED IN THE PROXY STATEMENT.

THE BOARD OF BNJ UNANIMOUSLY RECOMMENDS THAT PREFERRED SHAREHOLDERS OF BNJ CAST THEIR VOTE:

•	FOR THE BNJ REORGANIZATION AGREEMENT AS DESCRIBED IN THE PROXY STATEMENT.

THE BOARD OF THE ACQUIRING FUND UNANIMOUSLY RECOMMENDS THAT PREFERRED SHAREHOLDERS OF THE ACQUIRING FUND CAST THEIR VOTE:

•	FOR THE REORGANIZATION AGREEMENTS AS DESCRIBED IN THE PROXY STATEMENT.

•	FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES IN CONNECTION WITH THE BLJ REORGANIZATION AGREEMENT AS DESCRIBED IN THE PROXY STATEMENT.

•	FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES IN CONNECTION WITH THE BNJ REORGANIZATION AGREEMENT AS DESCRIBED IN THE PROXY STATEMENT.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of each Fund

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

[•], 2018

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE

OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2018.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

[•]

SPECIAL MEETING OF SHAREHOLDERS

MARCH 28, 2018

PROXY STATEMENT

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST

BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Proxy Statement (the “Proxy Statement”) is furnished to you as a holder of (i) Variable Rate Demand Preferred Shares (“VRDP Shares”) of BlackRock New Jersey Municipal Bond Trust (NYSE American Ticker: BLJ) (“BLJ”); and/or (ii) Variable Rate Muni Term Preferred Shares (“VMTP Shares”) of BlackRock New Jersey Municipal Income Trust (NYSE Ticker: BNJ) (“BNJ”); and/or (iii) VRDP Shares of BlackRock MuniYield New Jersey Fund, Inc. (NYSE Ticker: MYJ) (“MYJ” or the “Acquiring Fund” and together with BLJ and BNJ, the “Funds,” each, a “Fund”) in connection with the solicitation of proxies by each Fund’s Board of Directors or Board of Trustees, as applicable (the “Board,” the members of which are referred to as “Board Members”). The proxies will be voted at the joint special meeting of the shareholders of each Fund and at any and all adjournments, postponements and delays thereof (the “Special Meeting”). The Special Meeting will be held at the offices of BlackRock Advisors, LLC (the “Investment Advisor”), 1 University Square Drive, Princeton, New Jersey 08540-6455, on March 28, 2018 at [•] (Eastern time) to consider the proposals set forth below and discussed in greater detail elsewhere in this Proxy Statement. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of Trustees or Board of Directors, as applicable, of your Fund (the “Board”) recommends that you vote your preferred shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Proxy Statement and accompanying form of proxy is February 9, 2018. It is expected that the effective date (the “Closing Date”) of the Reorganizations will be sometime during the second quarter of 2018, but it may be at a different time as described herein.

The purposes of the Special Meeting are:

Proposal 1: The Reorganizations of the Funds

For Shareholders of BLJ:

Proposal 1(A): The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of BLJ are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BLJ and the Acquiring Fund (the “BLJ Reorganization Agreement”), pursuant to which (i) the Acquiring Fund will acquire substantially all of BLJ’s assets and assume substantially all of BLJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to BLJ’s common shareholders (although cash may be distributed in lieu of fractional Common Shares) and holders of VRDP Shares (“VRDP Holders”), respectively, and (ii) BLJ will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

Proposal 1(B): The VRDP Holders of BLJ are being asked to vote as a separate class on a proposal to approve the BLJ Reorganization Agreement and the transactions contemplated therein, including the termination of BLJ’s registration under the 1940 Act and the dissolution of BLJ under Delaware law (the “BLJ Reorganization”).

For Shareholders of BNJ:

Proposal 1(C): The holders of Common Shares and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares”) of BNJ are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BNJ and the Acquiring Fund (the “BNJ Reorganization Agreement”). If the BNJ Reorganization Agreement is approved, prior to the BNJ Reorganization, it is expected that all of the VMTP Shares of BNJ will be refinanced into BNJ VRDP Shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated. If the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, pursuant to the BNJ Reorganization Agreement (i) the Acquiring Fund will acquire substantially all of BNJ’s assets and assume substantially all of BNJ’s liabilities in exchange solely for newly issued Common Shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders and VRDP Holders, respectively, of BNJ (although cash may be distributed in lieu of fractional Common Shares), and (ii) BNJ will terminate its registration under the 1940 Act, and liquidate, dissolve and terminate in accordance with its Agreement and Declaration of Trust and Delaware law.

Proposal 1(D): The holders of BNJ’s VMTP Shares (“VMTP Holders”) are being asked to vote as a separate class on a proposal to approve the BNJ Reorganization Agreement and the transactions contemplated therein, including the termination of BNJ’s registration under the 1940 Act and the dissolution of BNJ under Delaware law (the “BNJ Reorganization”).

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

For Shareholders of the Acquiring Fund:

Proposal 1(E): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BLJ Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(F): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BNJ Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2(A): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of the Acquiring Fund in connection with the BLJ Reorganization Agreement (the “BLJ Issuance”).

Proposal 2(B): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Common Shares of the Acquiring Fund in connection with the BNJ Reorganization Agreement (the “BNJ Issuance” and together with the BLJ Issuance, each, an “Issuance”).

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a stand-alone basis.

The Board of each Fund has determined that including these proposals in one Proxy Statement will reduce costs and is in the best interest of each Fund’s shareholders.

Distribution to the shareholders of this Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, will commence on or about February 9, 2018.

Shareholders of record of each Fund as of the close of business on January 29, 2018 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

Shareholders of each Fund are entitled to one vote for each Common Share, VRDP Share or VMTP Share, as applicable (each, a “Share”), held, with no Shares having cumulative voting rights. Preferred shareholders of each Fund will have equal voting rights with the common shareholders of such Fund with respect to the proposals that require the vote of the Fund’s VRDP Shares or VMTP Shares and Common Shares as a single class. The quorum and voting requirements for each Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

This Proxy Statement is only being delivered to the preferred shareholders of each Fund. Each Fund is separately soliciting the votes of its respective common shareholders on each of the foregoing proposals that require the vote of the common shareholders and preferred shareholders as a single class through a separate Joint Proxy Statement/Prospectus and not through this Proxy Statement.

Each Reorganization Agreement that BLJ or BNJ shareholders are being asked to consider involves transactions, including an Issuance, that will be referred to in this Proxy Statement as each, a “Reorganization” and collectively, the “Reorganizations.” The Fund surviving the Reorganizations is referred to herein as the “Combined Fund.”

BLJ and BNJ are each organized as a Delaware statutory trust. The Acquiring Fund is organized as a Maryland corporation. Each Fund is a non-diversified closed-end management investment company registered under the 1940 Act. The Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining three Funds that have substantially similar (but not identical) investment objectives, investment policies and investment restrictions.

In the Reorganizations, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BLJ and BNJ in exchange solely for newly issued

Common Shares and VRDP Shares of the Acquiring Fund in the form of book-entry interests. The Acquiring Fund will list the newly issued Common Shares on the New York Stock Exchange (“NYSE”). Such newly issued Acquiring Fund Shares will be distributed to BLJ and BNJ shareholders (although cash may be distributed in lieu of fractional Common Shares) and each of BLJ and BNJ will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement.

As a result of the Reorganizations, each common shareholder of BLJ and BNJ will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate net asset value (“NAV”) (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BLJ or BNJ Common Shares immediately prior to the effective date of the Reorganizations (the “Closing Date”). The NAV of BLJ and BNJ and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganizations borne by each Fund, if any. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund.

Each outstanding VRDP Share of BLJ and BNJ will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

If the requisite shareholder approvals for a Reorganization are not obtained, the Board of the Fund for which such Reorganization(s) was not consummated may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization(s) or continuing to operate the Fund as a stand-alone Delaware statutory trust (or, with respect to the Acquiring Fund, a Maryland corporation) registered under the 1940 Act as a non-diversified closed-end management investment company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of the Fund and its product line, recommend alternative proposals to the Board of the Fund.

The Fund(s) in which you owned Shares on the Record Date is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you owned Shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the Special Meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on each proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. On any matter coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the Shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a proposal, the Shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to a proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold Shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If you are a record holder of a Fund’s Shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your Shares of a Fund through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Shares in a Fund, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your Shares of a Fund in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the Special Meeting, please contact Georgeson, LLC, the firm assisting us in the solicitation of proxies, at [•].

This Proxy Statement sets forth concisely the information that preferred shareholders of each Fund should know before voting on the proposals set forth herein. Please read it carefully and retain it for future reference.

Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the Securities and Exchange Commission (the “SEC”). Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. Reports, proxy statements and other information concerning the Funds may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

BlackRock updates performance information and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the respective Fund at the address and phone number set forth above.

Each Fund is a non-diversified closed-end management investment company registered under the 1940 Act. The Common Shares of BlackRock MuniYield New Jersey Fund, Inc. are listed on the NYSE under the ticker symbol “MYJ” and will continue to be so listed after the completion of the Reorganizations. The Common Shares of BlackRock New Jersey Municipal Bond Trust are listed on the NYSE American under the ticker symbol “BLJ” and the Common Shares of BlackRock New Jersey Municipal Income Trust are listed on the NYSE under the ticker symbol “BNJ.” The preferred shares of each Fund are not listed on any exchange and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered under the Securities Act, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the VRDP Shares to be issued in the Reorganizations are expected to be issued only to holders of VRDP Shares of BLJ and/or BNJ that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(2) of the Securities Act and are subject to restrictions on transfer.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your Shares to be voted, your Shares will be voted “FOR” each proposal. If your Shares are held through a broker, you must provide voting instructions to your broker about how to vote your Shares in order for your broker to vote your Shares as you instruct at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE SHAREHOLDER MEETING

TO BE HELD ON MARCH 28, 2018

The Proxy Statement is available at [ • ]

BlackRock Closed-End Funds

100 Bellevue Parkway, Wilmington, DE 19809

(800) 882-0052

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement. Shareholders should read the entire Proxy Statement carefully.

The Reorganizations	Assuming all of the Reorganizations receive the requisite shareholder approvals and the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BLJ and BNJ in exchange solely for newly issued Acquiring Fund Shares in the form of book-entry interests. The Acquiring Fund will list the newly issued Common Shares on the NYSE. Such newly issued Acquiring Fund Shares will be distributed to BLJ and BNJ shareholders (although cash may be distributed in lieu of fractional Common Shares) and each of BLJ and BNJ will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement.

As a result of the Reorganizations, each common shareholder of BLJ and BNJ will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BLJ or BNJ Common Shares immediately prior to the Closing Date. The NAV of BLJ and BNJ and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganizations borne by each Fund, if any. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund.

If the BNJ Reorganization Agreement is approved, prior to the Closing Date, it is expected that BNJ will issue VRDP Shares with terms substantially identical to the terms of the outstanding Acquiring Fund’s VRDP Shares and use the proceeds from such issuance to redeem all of BNJ’s outstanding VMTP Shares (the “VMTP Refinancing”). If the

VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

On the Closing Date of the Reorganizations, each outstanding VRDP Share of BLJ and BNJ will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended (the “Special Rate Period”). The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares and, with respect to the BNJ Reorganization, subject to the completion of the VMTP Refinancing prior to the Closing Date of the BNJ Reorganization, it is expected that the Closing Date of the Reorganizations will be sometime during the second quarter of 2018, but it may be at a different time as described herein.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated will continue to operate for the time being as a stand-alone Delaware statutory trust (or, with respect to the Acquiring Fund, a Maryland corporation) and will continue to be advised by the Investment Advisor. However, if a Reorganization is not consummated, the Investment Advisor may, in connection with ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund for which such Reorganization(s) were not consummated.

Background and Reasons for the Reorganizations	The proposed Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining three funds that have substantially similar (but not identical) investment objectives, investment policies, investment restrictions and portfolio compositions and are managed by the same investment adviser and portfolio management team.

The proposed Reorganizations are intended to result in the following potential benefits to common shareholders: (i) lower total expenses per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganizations) due to economies of scale resulting from the larger size of the Combined Fund; (ii) improved earnings yield on net asset value (“NAV”) for common shareholders of each Fund; (iii) improved secondary market trading of the Common Shares of the Combined Fund; and (iv) operating and administrative efficiencies for the Combined Fund, including the potential for the following: (a) greater investment flexibility and investment options; (b) greater diversification of portfolio investments; (c) the ability to trade in larger positions and more favorable transaction terms;

(d) additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (e) benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (f) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including the trustees or directors, as applicable (“Board Members”), who are not “interested persons” of each Fund (as defined in the 1940 Act) (“Independent Board Members”), has unanimously approved the Reorganizations, concluding that the Reorganizations are in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganizations. As a result of the Reorganizations, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors. Please see “Reasons for the Reorganizations” for additional information about the factors considered by each Board.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and the BNJ Reorganization is contingent upon the completion of the VMTP Refinancing, there are multiple potential combinations of Reorganizations. The Board of each Fund and the Investment Advisor believe that the most likely result of the potential combinations of Reorganizations is the combination of all of the Funds. To the extent that one Reorganization is not completed, but the other Reorganization is completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

Net and Managed Assets	As of November 30, 2017, BLJ had approximately $36.5 million in net assets and approximately $61.3 million in managed assets, BNJ had approximately $118.3 million in net assets and approximately $198.7 million in managed assets and the Acquiring Fund had approximately $228.3 million in net assets and approximately $377.7 million in managed assets.

Preferred Shares	As of November 30, 2017, BLJ had 187 Series W-7 VRDP Shares outstanding, BNJ had 591 Series W-7 VMTP Shares outstanding, and the Acquiring Fund had 1,022 Series W-7 VRDP Shares outstanding.

For the fiscal year ended July 31, 2017, the annualized dividend rate for the VRDP Shares of the Acquiring Fund was 1.61%. For the fiscal year ended August 31, 2017, the annualized dividend rate for the VRDP Shares of BLJ was 1.64%. For the fiscal year ended July 31, 2017, the annualized dividend rate for the VMTP Shares of BNJ was 1.63%.

Prior to the Reorganizations, it is expected that all of the VMTP Shares of BNJ will be refinanced into BNJ VRDP Shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares. In connection with the Reorganizations, and assuming that the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, the Acquiring Fund expects to issue 187 additional VRDP Shares to BLJ VRDP Holders and 591 additional VRDP Shares to BNJ VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 1,800 VRDP Shares outstanding. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Assuming all of the Reorganizations are approved by shareholders and the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, upon the Closing Date of the Reorganizations, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ or BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended. The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

None of the expenses of the Reorganizations are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganizations, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, holders of VRDP Shares of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Please see “Information about the Preferred Shares of the Funds” for additional information.

Appraisal Rights	Preferred shareholders of BLJ and BNJ do not have appraisal rights for their respective preferred shares because the Funds are each organized as Delaware statutory trusts and the Funds’ respective declarations of trust do not provide for appraisal rights.

U.S. Federal Income Tax Consequences of the Reorganizations	Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, shareholders of BLJ and BNJ will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their Fund Shares for Acquiring Fund Shares pursuant to their Reorganization (except with respect to cash received in lieu of fractional Common Shares). Additionally, each of BLJ and BNJ will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganizations.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

General Information and History	BLJ and BNJ are each organized as a statutory trust under the laws of the State of Delaware. The Acquiring Fund is organized as a Maryland corporation. Each Fund is a non-diversified, closed-end management investment company registered under the 1940 Act.

Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

BNJ and the Acquiring Fund have a July 31 fiscal year end. BLJ has an August 31 fiscal year end.

The Acquiring Fund Common Shares are listed on the NYSE as “MYJ.” BLJ Common Shares are listed on NYSE American as “BLJ.”

BNJ Common Shares are listed on the NYSE as “BNJ.”

Each of BLJ and the Acquiring Fund has VRDP Shares outstanding and BNJ has VMTP Shares outstanding. Each Fund’s preferred shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Investment Objective and Policies	The Funds have substantially similar (but not identical) investment objectives, investment policies and investment restrictions. The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially similar (but not identical) as those of BLJ and BNJ.

Investment Objective:

The investment objective of each of BLJ and BNJ is to provide current income exempt from regular federal income tax and New Jersey gross income tax.

The investment objective of the Acquiring Fund is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management.

New Jersey Municipal Bonds:

For BLJ, as a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular federal income tax and New Jersey gross income tax. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

For BNJ, as a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New Jersey gross income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes.

For the Acquiring Fund, the Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New Jersey personal income tax (“New Jersey Municipal Bonds”).

Investment Grade Securities:

For BLJ and BNJ, each Fund will invest at least 80% of its Managed Assets in municipal bonds that at the time of investment are investment grade quality. The Funds may invest up to 20% of its Managed Assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody’s, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Fund’s investment advisor and/or sub-advisor.

For the Acquiring Fund, under normal market conditions, the Fund expects to invest primarily in a portfolio of long term Municipal Bonds that are commonly referred to as “investment grade” securities.

Bond Maturity:

For BLJ and BNJ, each Fund intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, each Fund’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.

For the Acquiring Fund, the Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate-term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years. The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor.

Leverage:

Each Fund utilizes leverage through the issuance of either VRDP Shares or VMTP Shares and tender option bonds. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of BLJ and the Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. BNJ currently leverages its assets through the use of VMTP Shares and tender option bonds. The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and tender option bonds after the Closing Date of the Reorganizations. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year end were as follows:

Fund	Preferred Shares	Rate
BLJ	VRDP Shares	1.64%
BNJ	VMTP Shares	1.63%
Acquiring Fund (MYJ)	VRDP Shares	1.61%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of November 30, 2017, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BLJ into the Acquiring

Fund had taken place as of November 30, 2017, (iii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BNJ into the Acquiring Fund had taken place as of November 30, 2017, and (iv) the Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of November 30, 2017, which represents the most likely combination of the Reorganizations:

Ratios	BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
Asset Coverage Ratio	295%	300%	323%	319%	315%	313%
Regulatory Leverage Ratio(1)	33.90%	33.31%	30.92%	31.35%	31.75%	31.96%
Effective Leverage Ratio(2)	40.50%	40.47%	39.54%	34.94%	34.50%	39.92%

(1)	Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (“TOB”) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Fund Management	The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Investment Advisor	BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund.

Portfolio Management Team	Each Fund is managed by a team of investment professionals lead by Phillip Soccio and Theodore R. Jaeckel, Jr. After the Reorganizations, it is expected that each Fund’s current portfolio management team will continue to comprise the team of investment professionals for the Combined Fund.

Other Service Providers	The other professional service providers for the Funds are or will be as follows:

Service	Service Providers to the Funds
Administrative Services Provider	State Street Bank and Trust Company
Custodian	State Street Bank and Trust Company
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.
Liquidity Provider to VRDP Shares	Citibank, N.A.
Remarketing Agent to VRDP Shares	Citigroup Global Markets Inc.
Tender and Paying Agent to VRDP Shares	The Bank of New York Mellon
VMTP Redemption and Paying Agent	The Bank of New York Mellon
Independent Registered Public Accounting Firm	[ • ]
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Board Members	Debevoise & Plimpton LLP

PROPOSAL 1 – THE REORGANIZATIONS OF THE FUNDS

The Reorganizations seek to combine three funds that have the same investment adviser, the same portfolio managers, the same Board Members, and substantially similar (but not identical) investment objectives, investment policies and investment restrictions.

Description of the Reorganizations

Each Reorganization Agreement (a form of which is attached as Appendix A) provides for the Acquiring Fund’s acquisition of substantially all of the assets of BLJ and BNJ and assumption of substantially all of the liabilities of BLJ and BNJ in exchange for newly issued Acquiring Fund Common Shares, with a par value $0.10 per share, and newly issued Acquiring Fund VRDP Shares, with a par value of $0.10 per share and liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued Common Shares on the NYSE. Each of BLJ and BNJ will distribute Acquiring Fund Shares received by it pro rata to BLJ or BNJ shareholders (although cash may be paid in lieu of any fractional Common Shares). The newly issued Acquiring Fund Shares will be issued in the form of book-entry interests. Such distribution of Acquiring Fund Shares to BLJ or BNJ shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of BLJ and BNJ and transferring to those shareholder accounts Acquiring Fund Shares.

Each newly-opened account on the books of Acquiring Fund for the former common shareholders of BLJ and BNJ will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional Common Shares held other than in an automatic dividend reinvestment plan account (“Plan Account”), to the next largest number of whole Common Shares) due such common shareholder. No fractional Acquiring Fund Common Shares will be issued (except for Common Shares held in a Plan Account). In the event there are fractional Common Shares in an account other than a Plan Account, the Acquiring Fund’s transfer agent will aggregate all such fractional BLJ or BNJ Common Shares and sell the resulting whole Common Shares on the NYSE or NYSE American, as applicable, for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the BLJ or BNJ Common Share certificates. See “—Terms of the Reorganization Agreements—Surrender and Exchange of Share Certificates” for a description of the procedures to be followed by BLJ and BNJ common shareholders to obtain their Acquiring Fund Common Shares (and cash in lieu of fractional Common Shares, if any). Similarly, each newly-opened account on the books of the Acquiring Fund for BLJ and BNJ VRDP Holders would represent the respective pro rata number of Acquiring Fund VRDP Shares due such BLJ and BNJ VRDP Holder.

As a result of the Reorganizations, each common shareholder of BLJ and BNJ will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BLJ or BNJ Common Shares immediately prior to the Closing Date. The NAV of BLJ, BNJ and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganizations borne by each Fund, if any. The NAV of BLJ and BNJ Common Shares will not be diluted as a result of the Reorganizations. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganizations.

If the BNJ Reorganization Agreement is approved by BNJ shareholders, prior to the Closing Date of the BNJ Reorganization, it is expected that BNJ will issue VRDP Shares with terms substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and use the proceeds from such issuance to redeem all of BNJ’s outstanding VMTP Shares. The BNJ VRDP Shares that will be issued in connection with the VMTP Refinancing will have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments, mechanism for determining the applicable dividend rate and maximum rate, and the same liquidity provider, remarketing agent and tender and paying agent as the outstanding Acquiring Fund VRDP Shares. However, the mandatory redemption date of the BNJ VRDP Shares may be different from the mandatory redemption date of the Acquiring Fund VRDP Shares. The BNJ VRDP Shares will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund VRDP Shares, including the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Assuming all of the Reorganizations are approved by shareholders and the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, upon the Closing Date of the Reorganizations, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ or BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended. The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

Since the Acquiring Fund VRDP Shares would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the VRDP Shares of BLJ and BNJ, the interests of BLJ and BNJ VRDP Holders will not be diluted as a result of the Reorganizations. BNJ VMTP Holders will have their VMTP Shares redeemed by the Fund in connection with the VMTP Refinancing if the BNJ Reorganization is approved by the requisite shareholders.

As a result of the Reorganizations, a common or preferred shareholder of any of the Funds may hold a reduced percentage of ownership in the Combined Fund than they did in BLJ and BNJ. No sales charge or fee of any kind will be charged to shareholders of BLJ and BNJ in connection with their receipt of Acquiring Fund Shares in the Reorganizations.

As soon as practicable after the Closing Date for the Reorganizations, each of BLJ and BNJ will deregister as an investment company under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated will continue to operate for the time being as a stand-alone Delaware statutory trust (or, with respect to the Acquiring Fund, a Maryland corporation) and will continue to be advised by the Investment Advisor. However, if a Reorganization is not consummated, the Investment Advisor may, in connection with ongoing management of each Fund and its product line, recommend alternative proposals to the Board of each Fund for which such Reorganization(s) was not consummated.

The Board’s Recommendation

The Board of BLJ recommends that the BLJ VRDP Holders vote “FOR” the proposed BLJ Reorganization Agreement at the Special Meeting.

The Board of BNJ recommends that the BNJ VMTP Holders vote “FOR” the proposed BNJ Reorganization Agreement at the Special Meeting.

The Board of the Acquiring Fund recommends that the Acquiring Fund VRDP Holders vote “FOR” the proposed BLJ Reorganization Agreement at the Special Meeting.

The Board of the Acquiring Fund recommends that the Acquiring Fund VRDP Holders vote “FOR” the proposed BNJ Reorganization Agreement at the Special Meeting.

Shareholder approval of the BLJ Reorganization Agreement requires (i) the affirmative vote of the holders of a 1940 Act Majority (as defined below) of the outstanding BLJ Common Shares and BLJ VRDP Shares voting as a single class, (ii) the affirmative vote of a 1940 Act Majority (as defined below) of BLJ VRDP Holders voting as a separate class and (iii) the affirmative vote of a majority of the outstanding Acquiring Fund VRDP Holders voting as a separate class. Shareholder approval of the BNJ Reorganization Agreement requires (i) the affirmative vote of the holders of a 1940 Act

Majority (as defined below) of the outstanding BNJ Common Shares and BNJ VMTP Shares voting as a single class, (ii) the affirmative vote of a 1940 Act Majority (as defined below) of BNJ VMTP Holders voting as a separate class and (iii) the affirmative vote of a majority of the outstanding Acquiring Fund VRDP Holders voting as a separate class. Each Issuance requires the affirmative vote of a majority of the votes cast by the Acquiring Fund Common Shares and Acquiring Fund VRDP Shares voting as a single class. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals with respect to its Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares. Because the closing of the Reorganization with respect to BLJ or BNJ is contingent upon such Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third-party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Reorganization will not occur, even if shareholders of a Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund in the Reorganization does not obtain its requisite shareholder approvals or satisfy its closing conditions. If the BNJ Reorganization Agreement is approved, prior to the BNJ Reorganization, it is expected that all of the VMTP Shares of BNJ will be refinanced into BNJ VRDP Shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares.

The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a stand-alone basis.

The preferred shares of the Funds were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of BLJ, BNJ or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for the Reorganizations may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Reorganization with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Reorganization; there is no guarantee that such preferred shareholder(s) will approve the Reorganization, over which it (or they) may exercise effective disposition power.

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares and, with respect to the BNJ Reorganization, subject to the completion of the VMTP Refinancing prior to the Closing Date of the BNJ Reorganization, it is expected that the Closing Date of the Reorganizations will be sometime during the second quarter of 2018, but it may be at a different time as described herein.

For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

REASONS FOR THE REORGANIZATIONS

The Board of each Fund, including the Independent Board Members, has unanimously approved the Reorganizations by resolutions dated December 1, 2017 (the “Approval”). Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that the Reorganizations are in the best interests of such Fund and that the interests of its existing common shareholders and preferred shareholder would not be diluted with respect to NAV and the liquidation preference, respectively, as a result of the Reorganizations. As a result of the Reorganizations, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations.

Each Board’s determination to approve the Reorganizations was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and the BNJ Reorganization is contingent upon the completion of the VMTP Refinancing, there are multiple potential combinations of Reorganizations. The Board of each Fund and the Investment Advisor believe that the most likely result of the potential combinations of the Reorganizations is the combination of all of the Funds. To the extent that one Reorganization is not completed, but the other Reorganization is completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced. If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the Reorganizations, as well as alternatives to the Reorganizations. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Board of each Fund considered the Reorganizations over a series of meetings. In preparation for the Approval, the Investment Advisor provided each Board with information regarding the Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations.

Each Board considered a number of factors presented at the time of the Approval or prior meetings in reaching their determinations, including, but not limited to, the following, which are discussed in further detail below:

•	potential for improved economies of scale and a lower Total Expense Ratio relative to BNJ and BLJ;

•	the potential effects of the Reorganizations on the earnings and distributions of each Fund;

•	the potential effects of the Reorganizations on each Fund’s premium/discount to NAV of Common Shares;

•	the potential effects of the Reorganizations on each Fund’s preferred shares;

•	the compatibility of the Funds’ investment objectives, investment policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

•

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s Common Shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s common shareholders when purchasing or selling the Combined Fund’s Common Shares;

•	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

•

greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

•

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•	the anticipated tax-free nature of the Reorganizations (except with respect to taxable distributions, if any, from any Fund prior to, or after, the consummation of the Reorganizations);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganizations;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights;

•	alternatives to the Reorganizations for each Fund; and

•	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Operating Expenses of its Fund (including estimated expenses of the Combined Fund after the Reorganizations). For the fiscal year ended July 31, 2017, the Total Expense Ratios of the Acquiring Fund and BNJ were 1.93% and 2.21%, respectively. For the fiscal year ended August 31, 2017, the Total Expense Ratio of BLJ was 2.48%. “Total Expenses” means a Fund’s total annual operating expenses (including interest expense). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its Common Shares. If any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund (the “Voluntary Waiver”). This voluntary waiver may be reduced or discontinued at any time.

As of July 31, 2017, the historical and pro forma Total Expense Ratios (including the Voluntary Waiver) applicable to the Reorganizations are as follows:

BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
2.46%	2.21%	1.93%	1.91%	1.92%	1.92%

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (including the Voluntary Waiver) for the Combined Fund of 1.92% on a historical and pro forma basis for the 12-month period ended July 31, 2017, representing a reduction in the Total Expense Ratio for the common shareholders of BLJ, BNJ and the Acquiring Fund of 0.54%, 0.29% and 0.01%, respectively.

Each Fund’s Total Expenses include interest expense associated with such Fund’s preferred shares. For the fiscal year ended July 31, 2017, the Total Expense Ratios (excluding interest expense) of the Acquiring Fund and BNJ were 0.93% and 1.16%, respectively. For the fiscal year ended August 31, 2017, the Total Expense Ratio (excluding interest expense) of BLJ was 1.43%.

The Funds estimate that the completion of all of the Reorganizations would result in a Total Expense Ratio (excluding interest expense and including the Voluntary Waiver) for the Combined Fund of 0.90% on a historical and pro forma basis for the 12-month period ended July 31, 2017, representing a reduction in the Total Expense Ratio (excluding interest expense and including the Voluntary Waiver) for the common shareholders of BLJ, BNJ and the Acquiring Fund of 0.53%, 0.26% and 0.03%, respectively.

The Combined Fund will have a lower annual contractual investment management fee rate than each of BLJ and BNJ and the same annual contractual investment management fee rate as the Acquiring Fund. BLJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets. BNJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of BLJ’s VRDP Shares or BNJ’s VMTP Shares). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily Net Assets. Average daily Net Assets are the average daily value of the Acquiring Fund’s total assets minus the sum of the Acquiring Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the Acquiring Fund VRDP Shares).

If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily Net Assets of the Combined Fund. The annual contractual investment management fee rate of the Combined Fund represents a 15 basis point reduction in the annual contractual investment management fee rate for BLJ and a 10 basis point reduction in the annual contractual investment management fee rate for BNJ. Additionally, if any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund, resulting in a contractual investment management fee rate of 0.49% of the average daily Net Assets of the Combined Fund. This voluntary waiver may be reduced or discontinued at any time.

Based on a pro forma Broadridge peer expense group for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the second quartile and contractual investment management fee rate and actual investment management fee rate over total assets are each expected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

Potential Effects of the Reorganizations on Earnings and Distributions. The Boards noted that the Combined Fund’s earnings yield on NAV following the Reorganizations is expected to be potentially higher than each Fund’s current earnings yield on NAV. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganizations. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of the Reorganizations. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.

Potential Effects of the Reorganizations on Premium/Discount to NAV of Common Shares. Each Board noted that the Common Shares of its Fund have historically traded at both a premium and a discount. As of November 30, 2017, the NAV per Common Share of BLJ was $15.66 and the market price per Common Share of BLJ was $14.48, representing a discount to NAV of 7.54%, the NAV per Common Share of BNJ was $15.42 and the market price per Common Share of BNJ was $15.51, representing a premium to NAV of 0.58% and the NAV per Common Share of the Acquiring Fund was $15.86 and the market price per Common Share of the Acquiring Fund was $15.59, representing a premium to NAV of 1.70%. The Boards of BLJ and BNJ noted that to the extent BLJ and BNJ Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganizations, BLJ and BNJ common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Boards of BLJ and BNJ also noted that to the extent the BLJ or BNJ Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganizations, BLJ and BNJ common shareholders may be negatively impacted if the Reorganizations are consummated. The Board of the Acquiring Fund noted that Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund Common Shares improves. There can be no assurance that, after the Reorganizations, Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the Common Shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the Combined Fund Common Shares may trade at a price that is less than the current market price of Acquiring Fund Common Shares. In the Reorganizations, common shareholders of BLJ and BNJ will receive Common Shares of the Acquiring Fund based on the relative NAVs (not the market values) of each respective Fund’s Common Shares. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganizations.

Potential Effects of the Reorganizations on the Preferred Shares. The Board noted that each Fund has preferred shares outstanding. As of November 30, 2017, BLJ has 187 Series W-7 VRDP Shares outstanding, BNJ has 591 Series W-7 VMTP Shares outstanding, and the Acquiring Fund has 1,022 Series W-7 VRDP Shares outstanding. Prior to the Reorganizations, it is expected that all of the VMTP Shares of BNJ will be refinanced into BNJ VRDP Shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares. In connection with the Reorganizations, and assuming the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, the Acquiring Fund expects to issue 187 additional VRDP Shares to BLJ VRDP Holders and 591 additional VRDP Shares to BNJ VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 1,800 VRDP Shares outstanding. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

The Board noted that, assuming the VMTP Refinancing is completed prior to the Closing Date of the BNJ Reorganization, upon the Closing Date of the Reorganizations, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ and BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended. The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

The Board noted that none of the expenses of the Reorganizations are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganizations, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, holders of VRDP Shares of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Compatibility of Investment Objectives, Investment Policies and Related Risks and Risk Profiles. Each Board noted that its Fund’s shareholders will remain invested in an exchange-listed, non-diversified closed-end management investment company registered under the 1940 Act that will have substantially greater net assets and substantially similar (but not identical) investment objective, investment policies and investment restrictions. Each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including proceeds from issuance of preferred shares or other borrowings for investment purposes) in New Jersey Municipal Bonds. In addition, under normal market conditions, the Acquiring Fund intends to invest primarily in a portfolio of investment grade Municipal Bonds. Similarly, each of BLJ and BNJ intends to invest, under normal market conditions, at least 80% of its managed assets in a portfolio of investment grade Municipal Bonds. Each Fund also utilizes leverage in the form of preferred shares and tender option bonds. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganizations because of the similarities in the investment policies of each Fund.

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that each Fund has the same investment adviser and portfolio managers and that each Fund’s shareholders will benefit from the continuing experience and expertise of its current portfolio management team. Each Fund is managed by a team of investment professionals lead by Phillip Soccio and Theodore R. Jaeckel, Jr. Each Board also considered the portfolio composition of its Fund and the impact of the Reorganizations on the Fund’s portfolio. Each Board noted that it is not anticipated that there will be any significant disposition of the holdings in its Fund as a result of the Reorganizations because of the similarities among the portfolio guidelines of the Funds. For additional information, please see “Comparison of the Funds’ Investments” and “Risk Factors and Special Considerations.”

Potential for Improved Secondary Market Trading for Common Shares. While it is not possible to predict trading levels at the time the Reorganizations close, each Board considered that the Combined Fund may provide greater secondary market liquidity for its Common Shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s common shareholders when purchasing or selling Combined Fund Common Shares. However, there can be no assurance that the Reorganizations will result in such benefits or that the Common Shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the Common Shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the secondary market liquidity, bid-ask spreads, and trade execution with respect to the Combined Fund’s Common Shares may deteriorate. Furthermore, the Combined Fund Common Shares may trade at a price that is less than the current market price of Acquiring Fund Common Shares.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms. Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model, the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganizations. Each Board noted that it is anticipated that shareholders of its Fund will generally recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations (except with respect to cash received in lieu of fractional Common Shares), as each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Capital Loss Carryforward Considerations. Each Board considered that capital loss carryforwards of the Combined Fund attributable to BLJ and BNJ will be subject to tax loss limitation rules by reason of BLJ and BNJ undergoing an “ownership change” in the Reorganizations. Each Board also noted that the Combined Fund’s capital loss carryforward loss on a per share basis is expected to be lower than the Acquiring Fund’s capital loss carryforward loss per share, but higher than BLJ and BNJ capital loss carryforward loss per share. Each Board considered that the ability of its Fund to fully utilize its existing capital loss carryforwards depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Potential Effects of the Reorganizations on Undistributed Net Investment Income. If the Reorganizations are approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former BLJ and BNJ shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash.

Persons who purchase Common Shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date; any such excess amounts are not expected to constitute a return of capital. This would result in the Acquiring Fund issuing incrementally more Common Shares in the Reorganizations since its NAV as of the Valuation Time would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganizations. The Combined Fund is anticipated to retain a lower UNII balance after the Reorganizations than the Acquiring Fund prior to the Reorganizations. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s Common Shares and the magnitude of the trading discount to NAV of the Combined Fund’s Common Shares. However, the Combined Fund is anticipated to benefit from a lower expense ratio (compared to BNJ and BLJ), a potentially higher earnings profile and other anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the Common Shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Expected Costs of the Reorganizations. Each Board considered the terms and conditions of its Reorganization Agreement(s), including the estimated costs associated with the Reorganizations, and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of the Reorganizations may be recovered over time. Common shareholders of BLJ and BNJ will indirectly bear the costs of the Reorganizations. The expenses of the Reorganizations are estimated to be $223,000 for BLJ and $263,000 for BNJ. Additionally for BNJ, the costs of the VMTP Refinancing are estimated to be $215,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund. Because of the expected expense savings and other anticipated benefits for each of BLJ and BNJ, the Investment Advisor recommended and the Board of BLJ and BNJ has approved that its respective Fund be responsible for its own reorganization expenses. The Investment Advisor will bear all of the Acquiring Fund’s reorganization expenses, which are expected to be approximately $290,000. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Each Board also noted that the VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganizations, while the common shareholders of the Funds will indirectly bear the costs of the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the Acquiring Fund Common Shares that BLJ or BNJ common shareholders will receive in the Reorganizations are expected to equal the aggregate NAV (not the market value) of BLJ and BNJ Common Shares that BLJ and BNJ common shareholders owned immediately prior to the Closing Date. The NAV of BLJ and BNJ and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganizations borne by each Fund, if any. The NAV of BLJ and BNJ Common Shares will not be diluted as a result of the Reorganizations. Fractional Acquiring Fund Common Shares will generally not be issued to BLJ and BNJ common shareholders in connection with the Reorganizations, and BLJ and BNJ common shareholders should expect to receive cash in lieu of such fractional Common Shares.

Each Board further noted that holders of BLJ or BNJ VRDP Shares will receive the same number of Acquiring Fund VRDP Shares as the BLJ or BNJ VRDP Shares held by such VRDP Holders immediately prior to the Closing Date. BNJ VMTP Holders will have their VMTP Shares redeemed by the Fund in connection with the VMTP Refinancing if the BNJ Reorganization is approved by the requisite shareholders.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially identical to the terms of the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the outstanding BLJ VRDP Shares, except that the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041. BLJ VRDP Shares have a mandatory redemption date of July 1, 2042. The VRDP Shares of the Acquiring Fund and BLJ are currently in a one year special rate period that will end on June 20, 2018, unless extended. The terms applicable to the VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. The BNJ VRDP Shares to be issued in connection with the VMTP Refinancing will also be subject to a special rate period and the terms of BNJ’s VRDP Shares during such special rate period will be substantially identical to the terms of the Special Rate Period for the outstanding Acquiring Fund and BLJ VRDP Shares. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares will be substantially identical to the terms of the special rate period applicable to the Funds’ VRDP Shares as of the Closing Date of the Reorganization.

Effect on Shareholder Rights. Each Board noted that BLJ and BNJ are each organized as a Delaware statutory trust and that the Acquiring Fund is organized as a Maryland corporation. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Each Board also noted that the terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on a parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on June 20, 2018, unless extended. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

Alternatives to the Reorganizations. In reaching its decision to approve the Reorganizations, the Board considered alternatives to the Reorganizations, including continuing to operate each Fund as a separate Fund.

Potential Benefits to the Investment Advisor and Its Affiliates. Each Board recognized that the Reorganizations may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of BLJ and BNJ as separate funds in the BlackRock closed-end fund complex.

Each Board noted that, if the Reorganizations are consummated, the annual contractual investment management fee rate of the Combined Fund will be 0.50% of the average daily Net Assets of the Combined Fund. Each Board noted that the annual contractual investment management fee rate of the Combined Fund represents a 15 basis point reduction in the annual contractual investment management fee rate for BLJ and a 10 basis point reduction in the annual contractual investment management fee rate for BNJ. Additionally, if any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund, resulting in a contractual investment management fee rate of 0.49% of the average daily Net Assets of the Combined Fund. This voluntary waiver may be reduced or discontinued at any time.

The Investment Advisor will bear all of the Acquiring Fund’s reorganization expenses, which are expected to be approximately $290,000.

Conclusion. Each Board, including the Independent Board Members, approved each Reorganization Agreement and each Issuance, as applicable, concluding that the Reorganizations are in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganizations. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, and the BNJ Reorganization is contingent upon the completion of the VMTP Refinancing, there are multiple potential combinations of Reorganizations. The Board of each Fund and the Investment Advisor believe that the most likely result of the potential combinations of Reorganizations is the combination of all of the Funds. To the extent that one Reorganization is not completed, but the other Reorganization(s) is completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

TERMS OF THE REORGANIZATION AGREEMENTS

The following is a summary of the significant terms of each Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Agreement and Plan of Reorganization attached as Appendix A.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date of the Reorganizations (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per Common Share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a Common Share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of Common Shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Dividends will accumulate on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date. BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to Closing Date), in exchange for each BLJ and BNJ VRDP Share held by the BLJ or BNJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued.

The first dividend period for the Acquiring Fund VRDP Shares to be issued in the Reorganizations will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such VRDP Shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments and Conditions

A Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of a Reorganization Agreement and approval of the Reorganization, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each Fund pursuant to a Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of a Reorganization Agreement by the shareholders of BLJ and BNJ and the VRDP Holders of the Acquiring Fund, certain third-party consents, the approval of each Issuance by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties. The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

A Reorganization is not contingent upon the approval of the other Reorganization. If a Reorganization is not consummated, then the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a stand-alone basis.

Postponement; Termination

Under a Reorganization Agreement, the Board of any Fund that is a party to the Reorganization Agreement may cause the related Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. A Reorganization Agreement may be terminated, and the related Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds involved in the Reorganization) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of such Funds and (ii) by the Board of either Fund if any condition to that Fund’s obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

Surrender and Exchange of Share Certificates

The Acquiring Fund will issue to BLJ and BNJ VRDP Holders book-entry interests for the Acquiring Fund VRDP Shares registered in the name of such BLJ and BNJ VRDP Holders on a one-for-one basis for each holder’s holdings of BLJ or BNJ VRDP Shares. Each Fund’s VRDP Shares were or will be issued in book-entry form as global securities, and such global securities were deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities are held only through DTC and any of its participants.

The Acquiring Fund will issue to BLJ and BNJ common shareholders book-entry interests for the Acquiring Fund Common Shares registered in the name of such shareholders on the basis of each shareholder’s proportionate interest in the aggregate net asset value of BLJ and BNJ Common Shares. With respect to any BLJ or BNJ common shareholder holding certificates evidencing ownership of BLJ or BNJ Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by BLJ and BNJ, the Acquiring Fund will not permit such shareholder to receive new book-entry interests of Acquiring Fund Common Shares, until notified by BLJ or BNJ or its respective agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of BLJ or BNJ Common Shares, as applicable, or, in the event of lost certificates, posted adequate bond. Each Fund, at its own expense, will request its common shareholders to surrender their outstanding certificates evidencing ownership of BLJ or BNJ Common Shares or post adequate bond. From and after the Closing Date, there will be no transfers on the stock transfer books of BLJ and BNJ. If, after the Closing Date, certificates representing Common Shares of BLJ or BNJ are presented to the Acquiring Fund, they will be cancelled and exchanged for book-entry interests representing Acquiring Fund Common Shares and cash in lieu of fractional Common Shares, if applicable, distributable with respect to BLJ and BNJ Common Shares in the Reorganizations.

Expenses of the Reorganizations

Each Fund will bear expenses incurred in connection with the Reorganizations. The expenses incurred in connection with the Reorganizations include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements, the registration statement on Form N-14 and this Proxy Statement to preferred shareholders, the printing and distribution of the Joint Proxy Statement/Prospectus delivered to common shareholders, this Proxy Statement delivered to preferred shareholders and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Reorganizations, including fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VRDP Shares, legal fees incurred in connection with amending the transaction documents for the VRDP Shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any), any similar expenses incurred in connection with the Reorganizations, and with respect to BNJ, the VMTP Refinancing, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate.

Common shareholders of BLJ and BNJ will indirectly bear the costs of the Reorganizations. The expenses of the Reorganizations are estimated to be $223,000 for BLJ and $263,000 for BNJ. Additionally for BNJ, the costs of the VMTP Refinancing are estimated to be $215,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund. Because of the expected expense savings and other anticipated benefits for each of BLJ and BNJ, the Investment Advisor recommended and the Board of BLJ and BNJ has approved that its respective Fund be responsible for its own reorganization expenses. The Investment Advisor will bear all of the Acquiring Fund’s reorganization expenses, which are expected to be approximately $290,000. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Each Board also noted that the VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganizations, while the common shareholders of the Funds will indirectly bear the costs of the Reorganizations.

Neither the Funds nor the Investment Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

APPRAISAL RIGHTS

Preferred shareholders of BLJ and BNJ do not have appraisal rights for their respective preferred shares because BLJ and BNJ are each organized as Delaware statutory trusts and each such Fund’s respective declarations of trust do not provide for appraisal rights.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a general summary of the U.S. federal income tax consequences of the Reorganizations to U.S. holders of BLJ or BNJ Shares. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold Common Shares or VRDP Shares of BLJ and BNJ as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

It is a condition to the closing of the Reorganizations that each Fund receives an opinion from Skadden Arps, dated as of the Closing Date, regarding the characterization of each Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of each Fund and assume, among other things, that the Reorganizations will be consummated in accordance with each Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of the Reorganizations can be summarized as follows:

•	No gain or loss will be recognized by a Fund by reason of the Reorganizations.

•

No gain or loss will be recognized by a shareholder of BLJ and BNJ who exchanges, as the case may be, all of its Common Shares solely for Acquiring Fund Common Shares or all of its BLJ or BNJ VRDP Shares solely for Acquiring Fund VRDP Shares pursuant to the Reorganizations (except with respect to cash received in lieu of a fractional Acquiring Fund Common Share, as discussed below).

•

The aggregate tax basis of Acquiring Fund Shares received by a shareholder of BLJ or BNJ pursuant to the Reorganizations will be the same as the aggregate tax basis of the shareholder’s BLJ or BNJ Shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund Common Share for which cash is received).

•

The holding period of Acquiring Fund Shares received by a shareholder of BLJ and BNJ pursuant to the Reorganizations will include the holding period of the shareholder’s BLJ or BNJ Shares surrendered in exchange therefor.

•

A shareholder of BLJ and BNJ that receives cash in lieu of a fractional Acquiring Fund Common Share in connection with the Reorganizations will be treated as having received cash in redemption of such fractional Acquiring Fund Common Share. A BLJ or BNJ shareholder that receives cash in lieu of a fractional Acquiring Fund Common Share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund Common Share and BLJ or BNJ shareholder’s tax basis in BLJ or BNJ Common Shares allocable to the fractional Acquiring Fund Common Share. The capital gain or loss will be a long-term capital gain or loss if BLJ or BNJ shareholder’s holding period for BLJ or BNJ Common Shares is more than one year as of the date the Reorganizations are consummated.

•

The Acquiring Fund’s tax basis in BLJ’s and BNJ’s assets received by the Acquiring Fund pursuant to the Reorganizations will, in each instance, equal the tax basis of such assets in the hands of BLJ and BNJ immediately prior to the Closing Date, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by BLJ and BNJ.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

None of the Funds intend to sell any assets in connection with the Reorganizations other than in the ordinary course of business. If, however, assets of BLJ and BNJ were to be sold in connection with the Reorganizations, or if such assets were required to be marked to market as a result of the termination of BLJ’s and BNJ’s taxable year or as a result of the transfer of certain assets in the Reorganizations, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and BLJ’s and BNJ’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to BLJ or BNJ shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or after the date of the Reorganizations, and such distributions will be taxable to BLJ or BNJ shareholders.

Prior to the Closing Date, each Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Fund all of the Fund’s (i) investment company income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, (ii) net capital gains, if any, through the Closing Date, and (iii) net tax-exempt interest income, if any, through the Closing Date. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of BLJ and BNJ, which are expected to be subject to tax loss limitation rules because BLJ and BNJ will undergo an “ownership change” for U.S. federal income tax purposes. Because BLJ and BNJ will undergo an “ownership change,” the Code will generally limit the amount of pre-ownership change losses of BLJ and BNJ that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of BLJ or BNJ, with certain adjustments, immediately prior to the Reorganizations and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to BLJ or BNJ may be subject to tax loss limitation rules to the extent outlined above, it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of BLJ’s or BNJ’s capital loss carryforward as compared with what each Fund’s utilization of its own capital loss carryforward would be without the Reorganizations. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law (including the requirement that capital loss carryforwards without expiration dates be utilized before capital loss carryforwards that have expiration dates), and is, therefore, highly uncertain. The Funds’ capital loss carryforwards as of the Closing Date are estimated to be approximately as follows (subject to change based on actual operating results after the date hereof):

Capital Loss Amount
Expiration	Target Fund (BLJ)	Target Fund (BNJ)	Acquiring Fund (MYJ)
2018	—	$842,367	—
2019	—	27,464	—
No expiration date	$348,945	1,034,744	$2,764,930

Due to the operation of these tax loss limitation rules, it is possible that shareholders of BLJ or BNJ or the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of BLJ or BNJ whose losses are subject to the loss limitation rules would depend on many variables, including BLJ’s or BNJ’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganizations, BLJ or BNJ would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganizations occurred), the timing and amount of future capital gains recognized by the Combined Fund if the Reorganizations were to occur, and the timing of a historic BLJ or BNJ shareholder’s disposition of its Shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

For five years beginning on the Closing Date of the Reorganizations, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

PROPOSAL 2—ISSUANCE OF ACQUIRING FUND COMMON SHARES

In connection with the proposed Reorganization described under “Proposal 1: Reorganization of the Funds,” the common shareholders and the VRDP Holders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares and list them for trading on the NYSE. Please see “Information about the Common Shares of the Funds” for information about the Funds’ Common Shares.

In the Reorganization, the Acquiring Fund will acquire substantially all of the assets of BLJ and BNJ and assume substantially all of the liabilities of BLJ and BNJ in exchange for newly issued Acquiring Fund Common Shares, with a par value $0.10 per share, and newly issued Acquiring Fund VRDP Shares, with a par value of $0.10 per share and liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BLJ or BNJ VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued Common Shares on the NYSE. Each of BLJ and BNJ will then distribute Acquiring Fund Shares received by it pro rata to BLJ or BNJ shareholders (although cash may be paid in lieu of any fractional Common Shares). The newly issued Acquiring Fund Shares will be issued in the form of book-entry interests. Such distribution of Acquiring Fund Shares to BLJ or BNJ shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of BLJ and BNJ and transferring to those shareholder accounts Acquiring Fund Shares.

As a result of the Reorganizations, each common shareholder of BLJ and BNJ will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BLJ or BNJ Common Shares immediately prior to the Closing Date. The NAV of BLJ and BNJ and the Acquiring Fund immediately prior to the Closing Date will be reduced by the costs of the Reorganizations borne by each Fund, if any. The NAV of BLJ and BNJ Common Shares will not be diluted as a result of the Reorganizations. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares of such Fund. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of each respective Fund prior to the Reorganizations.

The Acquiring Fund will continue to operate after the Reorganizations as a registered, non-diversified, closed-end management investment company with the investment objective, investment policies and investment restrictions described in this Proxy Statement. As a result of the Reorganizations, a shareholder of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than such shareholder did in any of the individual Funds before the Reorganizations.

If the Issuance with respect to a Fund’s Reorganization(s) is not approved, the Investment Advisor may, in connection with ongoing management of that Fund and its product line, recommend alternative proposals to the Board of that Fund.

The Board of the Acquiring Fund recommends that the Acquiring Fund VRDP Holders vote “FOR” each Issuance at the Special Meeting.

Subject to the requisite approval of the shareholders of each Fund with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, it is expected that the Closing Date of the Reorganizations will be sometime during the second quarter of 2018, but it may be at a different time as described herein.

The affirmative vote of shareholders representing at least a majority of the Acquiring Fund Common Shares and VRDP Shares cast at the Special Meeting, voting together as a single class, is required to approve each Issuance. For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

INFORMATION ABOUT THE PREFERRED SHARES OF THE FUNDS

BLJ’s and BNJ’s respective Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Acquiring Fund’s Charter authorizes 200 million shares, par value $0.10 per share, all of which were initially classified as Common Shares. The Board of each Fund is authorized, however, to reclassify any unissued Common Shares to preferred shares without the approval of its common shareholders.

Upon the Closing Date, BLJ and BNJ VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such BLJ and/or BNJ VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each BLJ and/or BNJ VRDP Share held by such BNJ and/or BLJ VRDP Holder immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. BLJ and BNJ VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially similar to the outstanding BLJ and/or BNJ VRDP Shares held by such holders immediately prior to the Closing Date, with the only significant difference being that the BLJ VRDP Shares have a mandatory redemption date of July 1, 2042, and the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of May 1, 2041.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

A detailed description of the terms and risks of VRDP Shares are set forth in Appendix B. Each holder of VRDP Shares should review the information concerning the terms and risks of the Acquiring Fund VRDP Shares contained in Appendix B.

Each Fund has issued VRDP Shares, $100,000 liquidation value per share, with substantially similar terms. In connection with the Reorganizations, the Acquiring Fund expects to issue 778 Acquiring Fund VRDP Shares to BLJ and BNJ VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 1,800 VRDP Shares outstanding. As a result of the Reorganizations, the Acquiring Fund’s Articles Supplementary will be amended to authorize 778 shares of VRDP Shares. A form of such amendment is attached as Appendix C.

Set forth below is information about each Fund’s preferred shares as of November 30, 2017.

Fund	Title of Class	Amount Authorized	Amount Authorized Under Each Series	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column	Issue Date	Mandatory Redemption Date
BLJ	VRDP Shares	187	Series W-7 – 187	None	187	June 14, 2012	July 1, 2042
BNJ	VMTP Shares	591	Series W-7 – 591	None	591	March 22, 2012	March 30, 2019
Acquiring Fund (MYJ)	VRDP Shares	1,022	Series W-7 – 1,022	None	1,022	April 21, 2011	May 1, 2041

The outstanding preferred shares of each Fund are fully paid and non-assessable and have no preemptive or cumulative voting rights.

Below is a table that details, as of November 30, 2017, (i) each Fund’s current leverage attributable to preferred shares as a percentage of its total net assets, (ii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming only the BLJ Reorganization was consummated as of November 30, 2017, (iii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming only the BNJ Reorganization was consummated as of November 30, 2017, and (iv) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming all of the Reorganizations were consummated November 30, 2017, which represents the most likely combination of the Reorganizations.

Fund	Title of Class	Shares Outstanding	Liquidation Preference Per Share	Aggregate Liquidation Preference	Total Managed Assets	As Percentage of Net Assets
BLJ	VRDP Shares	187	100,000	18,700,000	55,163,422	51.3%
BNJ	VMTP Shares	591	100,000	59,100,000	177,426,886	50.0%
Acquiring Fund (MYJ)	VRDP Shares	1,022	100,000	102,200,000	330,538,949	44.8%
Pro Forma Combined Fund (BLJ into MYJ)	VRDP Shares	1,209	100,000	120,900,000	385,702,371	45.7%
Pro Forma Combined Fund (BNJ into MYJ)	VRDP Shares	1,613	100,000	161,300,000	507,965,835	46.5%
Pro Forma Combined Fund (BLJ and BNJ into MYJ)	VRDP Shares	1,800	100,000	180,000,000	563,129,257	47.0%

BLJ and the Acquiring Fund have each issued VRDP Shares, $100,000 liquidation value per share, with substantially identical terms, except that the BLJ VRDP Shares have a mandatory redemption date of July 1, 2042, while the Acquiring Fund VRDP Shares have a mandatory redemption date of May 1, 2041. The outstanding VRDP Shares of the Acquiring Fund and BLJ are currently in a one year Special Rate Period that will end on June 20, 2018, unless extended. The terms applicable to the outstanding VRDP Shares of the Acquiring Fund and BLJ during the Special Rate Period are substantially identical. BNJ has issued VMTP Shares, $100,000 liquidation value per share.

The VRDP Shares and VMTP Shares were offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. The Funds have substantially similar (but not identical) investment objectives, investment policies and investment restrictions and are subject to substantially similar (but not identical) investment risks. Each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including proceeds from issuance of preferred shares or other borrowings for investment purposes) in New Jersey Municipal Bonds. In addition, under normal market conditions, the Acquiring Fund intends to invest primarily in a portfolio of investment grade Municipal Bonds. Similarly, each of BLJ and BNJ intends to invest, under normal market conditions, at least 80% of its managed assets in a portfolio of investment grade Municipal Bonds.

Each Fund utilizes leverage through the issuance of either VRDP Shares or VMTP Shares and tender option bonds. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of BLJ and the Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. BNJ currently leverages its assets through the use of VMTP Shares and tender option bonds. The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and tender option bonds after the Closing Date of the Reorganizations. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.

The Combined Fund will be managed in accordance with the same investment objective and investment policies, and subject to the same risks, as the Acquiring Fund. Risk is inherent in all investing. An investment in the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

BLJ and BNJ VRDP Shares will be subject to the same risks as Acquiring Fund VRDP Shares. A description of the risks that predominantly affect Acquiring Fund VRDP Shares are described in Appendix B.

General Risks of Investing in the Acquiring Fund

Non-Diversified Status. The Acquiring Fund is a non-diversified fund. As defined in the 1940 Act, a non-diversified fund may invest a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Acquiring Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Acquiring Fund.

Municipal Bond Market Risk. Economic exposure to the municipal securities market involves certain risks. The Acquiring Fund’s economic exposure to municipal securities includes municipal securities in the Acquiring Fund’s portfolio and municipal securities to which the Acquiring Fund is exposed through the ownership of residual interest municipal tender option bonds (“TOB Residuals”). The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the financial crisis of 2007-2009 these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal securities to which the Acquiring Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Acquiring Fund may therefore be more dependent on the analytical abilities of the Investment Advisor than would be a fund investing solely in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade securities to which the Acquiring Fund may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Acquiring Fund’s ability to sell such securities at attractive prices or at prices approximating those at which the Acquiring Fund currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies (“RICs”).

Taxable Municipal Securities Risk. Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the American Recovery and Reinvestment Act (“ARRA”), it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. The Build America Bond program expired on December 31, 2010 and no further issuance is permitted unless Congress renews the program. As a result, the number of available Build America Bonds is limited, which may negatively affect the value of the Build America Bonds. In addition, there can be no assurance that Build America Bonds will be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. The Build America Bonds outstanding as of

December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the U.S. federal tax subsidy.

Risk Factors and Special Considerations Relating to New Jersey Municipal Bonds. The Acquiring Fund ordinarily will invest at least 80% of its total assets in New Jersey Municipal Bonds; therefore, it is more susceptible to factors adversely affecting issuers of New Jersey Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of New Jersey Municipal Bonds to this degree. Briefly summarized below are important financial concerns relating to the Acquiring Fund’s investments in New Jersey municipal obligations. The information set forth below and in Appendix D is derived from sources that are generally available to investors. This information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of New Jersey. It should be noted that the information recorded here primarily is based on the economic and budget forecasts found in certain recent publications issued by New Jersey. The accuracy and completeness of those publications have not been independently verified. There may be significant changes in circumstances altering the economic and budget predictions since the time of those publications or after the publication of this Proxy Statement.

The Acquiring Fund is susceptible to certain factors which could adversely affect issuers of New Jersey municipal obligations. The ability of issuers to pay interest on, and repay principal of, New Jersey municipal obligations may be affected by: (1) amendments to the Constitution of the State of New Jersey and other statutes that limit the taxing and spending authority of New Jersey government entities; (2) the general financial and economic profile as well as the political climate of New Jersey, its public authorities and political subdivisions; and (3) a change in New Jersey laws and regulations or subsequent court decisions that may affect, directly or indirectly, New Jersey municipal obligations. The Fund’s yield and share price are sensitive to these factors as one or more of such factors could undermine New Jersey issuers’ efforts to borrow, inhibit secondary market liquidity and erode credit ratings. Furthermore, it should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by New Jersey and that there is no obligation on the part of New Jersey to make payment on such local obligations in the event of default.

The State Department of the Treasury’s Office of Management and Budget’s Comprehensive Annual Financial Report for the fiscal year ended June 30, 2016 reported that for fiscal year 2016, State revenues, including transfers, totaled $58.9 billion or a decrease of $0.9 billion when compared to the prior fiscal year. The decrease in total revenues is primarily attributable to decreases in interest earnings and general taxes, primarily the State’s Corporate Business Tax. State expenses totaled $66 billion, for an increase of $0.9 billion in comparison to the prior fiscal year.

As of June 30, 2016, New Jersey’s outstanding long-term debt obligations for governmental activities totaled $171.6 billion, representing an $18.1 billion increase from the prior fiscal year. Long-term bonded debt obligations totaled $42.7 billion, while other long-term obligations totaled $128.9 billion.

New Jersey’s various outstanding general obligation bonds were rated “A” with a negative outlook by Fitch Ratings (“Fitch”) as of September 5, 2014, “A3” by Moody’s Investors Service, Inc. (“Moody’s”) as of March 27, 2017, and “A-“ by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) as of November 14, 2016. Kroll Bond Rating Agency has also assigned an “A” rating to New Jersey’s general obligation debt. These ratings reflect New Jersey’s credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Acquiring Fund may invest.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Acquiring Fund are subject. See Appendix D for a further discussion of factors affecting New Jersey municipal securities. The information set forth above and in Appendix D is derived from sources that are generally available to investors. This information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of New Jersey.

Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and the value of municipal securities. These risks include:

General Obligation Bonds Risks. The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities or the amount of revenues derived from another source. Such bonds are generally nonrecourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Private Activity Bonds Risks. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Acquiring Fund may not receive any income or get its money back from the investment. These bonds may subject certain investors in the Acquiring Fund to the federal alternative minimum tax.

Moral Obligation Bonds Risks. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Acquiring Fund may lose money.

Municipal Lease Obligations Risks. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Acquiring Fund’s loss.

Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “nonappropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the lease premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Acquiring Fund may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities.

Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Liquidity of Investments. Certain municipal securities in which the Acquiring Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

The financial markets in general, and certain segments of the municipal securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Tax-Exempt Status Risk. In making investments, the Acquiring Fund and the Investment Advisor will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Acquiring Fund nor the Investment Advisor will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Acquiring Fund and its shareholders could be subject to substantial tax liabilities. An assertion by the Internal Revenue Service (the “IRS”) that a portfolio security is not exempt from U.S. federal income tax (contrary to indications from the issuer) could affect the Acquiring Fund’s and its shareholders’ income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may cause the Acquiring Fund to be ineligible to pay exempt-interest dividends or may impair the liquidity and the fair market value of the securities.

Taxability Risk. The Acquiring Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Acquiring Fund’s acquisition of the securities. In that event, the IRS may demand that the Acquiring Fund pay U.S. federal income taxes on the affected interest income, and, if the Acquiring Fund agrees to do so, the Acquiring Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Acquiring Fund as “exempt interest dividends” could be adversely affected, subjecting the Acquiring Fund’s shareholders to increased U.S. federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Acquiring Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Acquiring Fund.

Fixed Income Securities Risks. Fixed income securities in which the Acquiring Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Acquiring Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. The Federal Reserve recently increased the federal funds rate and has indicated that it may raise the federal funds rate further in the near future. Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s NAV. The Acquiring Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Acquiring Fund’s management. To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Acquiring Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Acquiring Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Acquiring Fund’s use of leverage, as described below, will tend to increase the Acquiring Fund’s interest rate risk. The Acquiring Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Acquiring Fund and decreasing the Acquiring Fund’s exposure to interest rate risk. The Acquiring Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Acquiring Fund to reduce interest rate risk will be successful or that any hedges that the Acquiring Fund may establish will perfectly correlate with movements in interest rates.

The Acquiring Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Acquiring Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the Acquiring Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Acquiring Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. In addition, to the extent the Acquiring Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. If rating agencies lower their ratings of municipal securities in the Acquiring Fund’s portfolio, the value of those securities could decline, which could jeopardize rating agencies’ ratings of Acquiring Fund VRDP Shares. Because a significant source of income for the Acquiring Fund is the interest and principal payments on the municipal securities in which it invests, any default by an issuer of a municipal security could have a negative impact on the Acquiring Fund’s ability to pay dividends on Common Shares or any VRDP Shares then outstanding and could result in the redemption of some or all of any VRDP Shares then outstanding.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Acquiring Fund to reinvest in lower yielding securities, resulting in a possible decline in the Acquiring Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if the Acquiring Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Acquiring Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Investment Advisor may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all factors that the Investment Advisor deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Acquiring Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Acquiring Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurances that the Investment Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time. Generally speaking, the longer the duration of the Acquiring Fund’s portfolio, the more exposure the Acquiring Fund will have to the interest rate risks described above.

Leverage Risk. The use of leverage creates an opportunity for increased net investment income dividends to Common Shares, but also creates risks for the holders of Common Shares. There is no assurance that the Acquiring Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of NAV, market price and distribution rate of the Common Shares than a comparable portfolio without leverage;

•

the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Acquiring Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Acquiring Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

•	when the Acquiring Fund uses financial leverage, the investment advisory fee payable to the Investment Advisor will be higher than if the Acquiring Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Acquiring Fund’s investments will be borne entirely by the holders of Common Shares. Therefore, if the market value of the Acquiring Fund’s portfolio declines, leverage will result in a greater decrease in NAV to the holders of Common Shares than if the Acquiring Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the Common Shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Acquiring Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of Common Shares relative to the circumstance where the Acquiring Fund had not reduced leverage. The Acquiring Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage.

The Acquiring Fund currently utilizes leverage through the issuance of VRDP Shares (see “Information about the Preferred Shares of the Funds”) and investments in TOB Residuals (see “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk”). The use of TOB Residuals may require the Acquiring Fund to segregate or designate on its books and records assets to cover its obligations. While the segregated or earmarked assets may be invested in liquid assets, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Certain types of leverage used by the Acquiring Fund may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the VRDP Shares issued by the Acquiring Fund or the governing instrument for the Acquiring Fund VRDP Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies.

While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Acquiring Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). In addition to the requirements of the 1940 Act, the Acquiring Fund may be required to comply with other asset coverage requirements as a condition of the Acquiring Fund obtaining a rating of its preferred shares from a nationally recognized rating service or other asset coverage requirements under an agreement with the liquidity provider of the Acquiring Fund VRDP Shares. These requirements may include an asset coverage test more stringent than that under the 1940 Act. This limitation on the Acquiring Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund may, however, to the extent possible, purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

The Acquiring Fund may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the Acquiring Fund’s Common Shares and the returns to the holders of Common Shares.

Tender Option Bond Risk. The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund may invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. There is no assurance that the Acquiring Fund’s strategy of using TOB Residuals to leverage its assets will be successful.

TOB Residuals represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds contributed by one or more funds (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third-party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement provided by a third-party bank or other financial institution (the “TOBs Liquidity Provider”) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. As result, distributions on TOB Residuals will bear an inverse relationship to short-term municipal bond interest rates. Distributions on the TOB Residuals paid to the Acquiring Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of TOB Floaters sold by the TOB Trust relative to the amount of the TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to the TOB Residuals, the more volatile the distributions on the TOB Residuals will be. Short-term interest rates are at historic lows and may be more likely to rise in the current market environment.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

Any economic leverage achieved through the Acquiring Fund’s investment in TOB Residuals will increase the possibility that Common Share long-term returns will be diminished if the cost of the TOB Floaters issued by a TOB Trust exceeds the return on the securities in the TOB Trust. If the income and gains earned on municipal securities owned by a TOB Trust that issues TOB Residuals to the Acquiring Fund are greater than the payments due on the TOB Floaters issued by the TOB Trust, the Acquiring Fund’s returns will be greater than if it had not invested in the TOB Residuals.

Although the Acquiring Fund generally would unwind a TOB transaction rather than try to sell a TOB Residual, if it did try to sell a TOB Residual, its ability to do so would depend on the liquidity of the TOB Residual. TOB Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOB Trust. The market price of TOB Residuals is more volatile than the underlying municipal bonds due to leverage.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall.

The use of TOB Residuals will require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the

TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Acquiring Fund that are not owned by the Acquiring Fund. The use of TOB Residuals may also require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage through TOB Residuals may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

The Acquiring Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Acquiring Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to the rules governing TOB Trusts may adversely impact the municipal market and the Acquiring Fund, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB market and the overall municipal market is not yet certain.

Please see “The Acquiring Fund’s Investments—Leverage—Tender Option Bonds” for additional information.

Insurance Risk. Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. Insurance is expected to protect the Acquiring Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Acquiring Fund cannot be certain that any insurance company will make the payments it guarantees. Certain significant providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration during the financial crisis of 2007-2009. These losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Acquiring Fund may lose money on its investment if the insurance company does not make payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix E, represent their respective opinions as to the quality of the obligations which they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Acquiring Fund, a rated security may cease to be rated. The Investment Advisor will consider such an event in determining whether the Acquiring Fund should continue to hold the security.

Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

“High Yield” Securities Risk. The Acquiring Fund may invest in high yield municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Advisor to be of comparable quality. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See “—Risks Associated with Recent Market Events.”

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s NAV.

The prices of fixed income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current extraordinary low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

Unrated Securities Risk. Because the Acquiring Fund may purchase securities that are not rated by any rating organization, the Investment Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Acquiring Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Acquiring Fund invests in unrated securities, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Zero-Coupon Securities Risk. Zero-coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon security is entitled to receive the par value of the security.

While interest payments are not made on zero coupon securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Variable Rate Demand Obligations Risk. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Acquiring Fund may lose money.

Indexed and Inverse Securities Risk. Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Acquiring Fund to the same risks as investments in fixed income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest tender option bonds and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest tender option bonds and similar instruments that have fixed income securities underlying them will expose the Acquiring Fund to the risks associated with those fixed income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed income securities.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk. The Acquiring Fund may purchase securities on a when-issued basis (including on a forward commitment or “TBA” (to be announced) basis) and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Acquiring Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Acquiring Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Acquiring Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Repurchase Agreements Risk. Repurchase agreements typically involve the acquisition by the Acquiring Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Acquiring Fund will sell the securities back to the institution at a fixed time in the future. The Acquiring Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, the Fund follows procedures approved by the Board that are designed to minimize such risks. The value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Acquiring Fund generally will seek to liquidate such collateral. However, the exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Acquiring Fund, that the market value of the securities sold by the Acquiring Fund may decline below the price at which the Acquiring Fund is obligated to repurchase the securities and that the securities may not be returned to the Acquiring Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

Securities Lending Risk. The Acquiring Fund may lend securities to financial institutions. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Acquiring Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Acquiring Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Acquiring Fund’s securities as agreed, the Acquiring Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Acquiring Fund. The Acquiring Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Acquiring Fund for securities loaned out by the Acquiring Fund will generally not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Acquiring Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will generally not be tax-exempt income.

Restricted and Illiquid Securities Risk. The Acquiring Fund may invest in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Acquiring Fund may not be able to readily dispose of such investments at prices that approximate those at which the Acquiring Fund could sell such investments if they were more widely-traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Acquiring Fund’s NAV and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, the Acquiring Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Acquiring Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Acquiring Fund might obtain a less favorable price than the price that prevailed when the Acquiring Fund decided to sell. The Acquiring Fund may be unable to sell restricted and other illiquid securities at opportune times or prices.

Investment Companies Risk. Subject to the limitations set forth in the 1940 Act and the Acquiring Fund’s governing documents or as otherwise permitted by the SEC, the Acquiring Fund may acquire shares in other affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”) and business development companies (“BDCs”). The market value of the shares of other investment companies may differ from their NAV. As an investor in investment companies, including ETFs or BDCs, the Acquiring Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies, including ETFs or BDCs.

The securities of other investment companies, including ETFs or BDCs, in which the Acquiring Fund may invest may be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies, including ETFs or BDCs, that use leverage may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Acquiring Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Acquiring Fund’s Common Shares) will be diminished.

ETFs are generally not actively managed and may be affected by a general decline in market segments relating to its index. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Strategic Transactions and Derivatives Risk. The Acquiring Fund may engage in various derivative transactions or portfolio strategies (“Strategic Transactions”) for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Acquiring Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Acquiring Fund’s costs associated with any leverage strategy that it may employ. The use of Strategic Transactions to enhance current income may be particularly speculative.

The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both over-the-counter (“OTC”) and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Acquiring Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Acquiring Fund to the potential of greater losses. Furthermore, the Acquiring Fund’s ability to successfully use Strategic Transactions depends on the Investment Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Strategic Transactions subject the Acquiring Fund to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, the Acquiring Fund’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Acquiring Fund’s portfolio. The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, segregated or earmarked liquid assets, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Acquiring Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Acquiring Fund’s NAV and may materially adversely affect the Acquiring Fund in situations in which the Acquiring Fund is required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or Commodity Futures Trading Commission (“CFTC”)- mandated margin requirements. The CFTC and federal banking regulators also have imposed margin requirements on non-cleared OTC derivatives, and the SEC has proposed (but not yet finalized) such non-cleared margin requirements. As applicable, margin requirements will increase the overall costs for the Acquiring Fund.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Acquiring Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Acquiring Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

In 2015 the SEC proposed rules on the use of derivatives by registered investment companies. If adopted, these rules could adversely affect the Acquiring Fund’s ability to successfully use derivative instruments.

The Acquiring Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as credit risk, leverage risk, liquidity risk, correlation risk and index risk as described below:

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Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Acquiring Fund, or the risk that the reference entity in a derivative will not be able to honor its financial obligations. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

•	Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Leverage Risk—the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Acquiring Fund to potential losses that exceed the amount originally invested by the Acquiring Fund. When the Acquiring Fund engages in such a transaction, the Acquiring Fund will deposit in a segregated account, or earmark on its books and records, liquid assets with a value at least equal to the Acquiring Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Acquiring Fund’s exposure to loss.

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Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the Acquiring Fund would like or at the price that the Acquiring Fund as seller believes the security is currently worth. There can be no assurances that, at any specific time, either a liquid secondary market will exist for a derivative or the Acquiring Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Acquiring Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

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Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Acquiring Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

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Index Risk—if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Acquiring Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Acquiring Fund paid for such derivative. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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Volatility Risk—the risk that the Acquiring Fund’s use of derivatives may reduce income or gain and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price over a defined time period. The Acquiring Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

When a derivative is used as a hedge against a position that the Acquiring Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Acquiring Fund’s hedging transactions will be effective. The Acquiring Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. The Investment Advisor may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Acquiring Fund’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Acquiring Fund to sell or otherwise close a derivatives position could expose the Acquiring Fund to losses and could make derivatives more difficult for the Acquiring Fund to value accurately.

When engaging in a hedging transaction, the Acquiring Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Acquiring Fund from achieving the intended hedge or expose the Acquiring Fund to a risk of loss. The Acquiring Fund may also determine not to hedge against a particular risk because they do not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because they do not foresee the occurrence of the risk. It may not be possible for the Acquiring Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Acquiring Fund from the decline in value of the portfolio positions anticipated as a result of such change. The Acquiring Fund may also be restricted in its ability to effectively manage the portion of their assets that are segregated to cover their obligations. In addition, it may not be possible to hedge at all against certain risks.

If the Acquiring Fund invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Acquiring Fund.

The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurances that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Investment Advisor seeks to use derivatives to further the Acquiring Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Options Risk. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Office of the Comptroller of the Currency (“OCC”) may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Transactions and Options Risk. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Acquiring Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Investment Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Acquiring Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Acquiring Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Acquiring Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular securities comprising the index underlying a securities index financial futures contract may vary from the securities held by the Acquiring Fund. As a result, the Acquiring Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Acquiring Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Acquiring Fund’s investments as compared to those comprising the securities index and general economic or political factors. In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Acquiring Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Acquiring Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Acquiring Fund may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurances, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Acquiring Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Acquiring Fund’s ability to hedge effectively its investments in securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The successful use of transactions in futures and related options also depends on the ability of the Investment Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Acquiring Fund or such rates move in a direction opposite to that anticipated, the Acquiring Fund may realize a loss on the Strategic Transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Acquiring Fund’s total return for such period may be less than if it had not engaged in the Strategic Transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Acquiring Fund of margin deposits in the event of bankruptcy of a broker with which the Acquiring Fund has an open position in a financial futures contract. Because the Acquiring Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Acquiring Fund’s return, any losses incurred in connection therewith may, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Acquiring Fund or decreases in the price of securities the Acquiring Fund intends to acquire.

The amount of risk the Acquiring Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Counterparty Risk. The Acquiring Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Acquiring Fund. Because derivative transactions in which the Acquiring Fund may engage may involve instruments that are not traded on an exchange or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, the Acquiring Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the

Acquiring Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Acquiring Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Acquiring Fund intends to enter into transactions only with counterparties that the Investment Advisor believes to be creditworthy, there can be no assurances that, as a result, a counterparty will not default and that the Acquiring Fund will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Acquiring Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Acquiring Fund may be exposed to the risk of a court treating the Acquiring Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurances that a clearing organization, or its members, will satisfy its obligations to the Acquiring Fund, or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Acquiring Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Acquiring Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Acquiring Fund has concentrated its transactions with a single or small group of counterparties.

In addition, the Acquiring Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurances that an issuer of an instrument in which the Acquiring Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Acquiring Fund will not sustain a loss on a transaction as a result.

Swaps Risk. Swaps are a type of derivative. Swap agreements involve the risk that the party with which the Acquiring Fund has entered into the swap will default on its obligation to pay the Acquiring Fund and the risk that the Acquiring Fund will not be able to meet its obligations to pay the other party to the agreement. In order to seek to hedge the value of the Acquiring Fund’s portfolio, to hedge against increases in the Acquiring Fund’s cost associated with interest payments on any outstanding borrowings or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into swaps, including interest rate swap, total return swap and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect Acquiring Fund performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, liquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, the OTC derivatives markets have recently become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Acquiring Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Acquiring Fund to enter into swap transactions and may also render certain strategies in which the Acquiring Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Acquiring Fund may also be limited if the swap transactions with the Acquiring Fund are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to the Acquiring Fund’s portfolio because, in addition to its Managed Assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Acquiring Fund thereunder. The Acquiring Fund is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect the Acquiring Fund’s ability to successfully use swaps.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Acquiring Fund may include instruments not traded on an Exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Acquiring Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an Exchange. The absence of liquidity may make it difficult or impossible for the Acquiring Fund to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Acquiring Fund. Changing approaches to regulation may have a negative impact on the securities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. There can be no assurances that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords, the market may not react the way the Investment Advisor expects. Whether the Acquiring Fund achieves its investment objective may depend on, among other things, whether the Investment Advisor correctly forecasts market reactions to this and other legislation. In the event the Investment Advisor incorrectly forecasts market reaction, the Acquiring Fund may not achieve its investment objective.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act” and Title VII thereof, the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, other U.S. regulators, and to a lesser extent the Commodity Futures Trading Commission (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Acquiring Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Advisor, or at least make them more costly.

Recently, new regulations have required the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements change the Acquiring Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Acquiring Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Acquiring Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Investment Advisor may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Acquiring Fund. In either scenario, the Investment Advisor and/or the Acquiring Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Advisor, or at least make them more costly.

Additionally, the Regulators plan to implement finalized regulations that may require swap dealers to collect from the Acquiring Fund initial margin and variation margin for uncleared derivatives transactions. The Regulators also plan to finalize proposed regulations that would impose upon swap dealers new capital requirements. These requirements, when finalized and implemented, may make certain types of trades and/or trading strategies more costly or impermissible.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Investment Advisor cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Regulation as a “Commodity Pool.” The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Failure of Futures Commission Merchants and Clearing Organizations. The Acquiring Fund may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested by the clearing broker in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any swaps or futures clearing broker as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s clearing broker. In addition, the assets of the Acquiring Fund may not be fully protected in the event of the clearing broker’s bankruptcy, as the Acquiring Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Acquiring Fund would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may materially adversely affect the Acquiring Fund. For example, the regulatory and tax environment for derivative instruments in which the Acquiring Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Acquiring Fund and the ability of the Acquiring Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss) and its net tax-exempt interest income. If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

The Trump administration has called for substantial changes to U.S. fiscal and tax policies, including comprehensive corporate and individual tax reform (which Congress is currently working on and may soon enact into law). In addition, the Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although the Acquiring Fund cannot predict the impact, if any, of these changes to the Acquiring Fund’s business, they could adversely affect the Acquiring Fund’s business, financial condition, operating results and cash flows. Until the Acquiring Fund knows what policy changes are made and how those changes impact the Acquiring Fund’s business and the business of the Acquiring Fund’s competitors over the long term, the Acquiring Fund will not know if, overall, Acquiring Fund will benefit from them or be negatively affected by them.

1940 Act Regulation. The Acquiring Fund is a registered closed-end management investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk. At any time after the date of this Proxy Statement, legislation may be enacted that could negatively affect the assets of the Acquiring Fund. Legislation or regulation may change the way in which the Acquiring Fund itself is regulated. The Investment Advisor cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurances that any new governmental regulation will not adversely affect the Acquiring Fund’s ability to achieve its investment objective.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the London Interbank Offered Rate (“LIBOR”) setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Acquiring Fund.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Acquiring Fund, issuers of instruments in which the Acquiring Fund invests and financial markets generally.

Risks Associated with Recent Market Events. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Acquiring Fund, including by making valuation of some of the Acquiring Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Acquiring Fund’s holdings. If there is a significant decline in the value of the Acquiring Fund’s portfolio, this may impact the asset coverage levels for the Acquiring Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Acquiring Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Acquiring Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Acquiring Fund’s ability to achieve its investment objective.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, continued tensions between North Korea and the United States and the international community generally, new and continued political unrest in various countries, such as Venezuela, the exit or potential exit of one or more countries from the European Union (the “EU”) or the Economic and Monetary Union (the “EMU”), the change in the U.S. president and the new administration, among others, may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

As a consequence of the United Kingdom’s vote to withdraw from the EU, the government of the United Kingdom gave notice of its withdrawal from the EU (“Brexit”). As a result of this decision, the financial markets experienced high levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible, that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The occurrence of any of these above event(s) could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. The Acquiring Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. Non-investment grade and equity securities tend to be more volatile than investment-grade fixed income securities; therefore, these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade and equity securities than on investment-grade fixed income securities. There can be no assurances that similar events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk. The recent instability in the financial markets discussed above has led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Acquiring Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Acquiring Fund is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objective.

The Dodd-Frank Act contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives, the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Investment Advisor and the Acquiring Fund. The Investment Advisor may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Acquiring Fund, although no assurances can be given that such actions would be successful and no assurances can be given that such actions would not have a significant negative impact on the Acquiring Fund. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and the Investment Advisor and the Acquiring Fund may be affected by governmental action in ways that are unforeseeable.

Furthermore, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Acquiring Fund, the Investment Advisor and BlackRock, whose failure it determines would pose systemic risk, be placed under the supervision of the Federal Reserve. The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Acquiring Fund, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates the Acquiring Fund, the Investment Advisor or BlackRock as a systemic risk to be placed under the Federal Reserve’s supervision, the Acquiring Fund, the Investment Advisor or BlackRock could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions. Such requirements could hinder the Acquiring Fund’s ability to meet its investment objective and may place the Acquiring Fund at a disadvantage with respect to its competitors.

Moreover, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Acquiring Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Acquiring Fund’s use of various portfolio management strategies or techniques and adversely impact the Acquiring Fund.

The Volcker Rule contained in Section 619 of the Dodd-Frank Act will limit the ability of banking entities to sponsor, invest in or serve as investment manager of certain private investment funds. Because the Federal Reserve currently treats BlackRock as a nonbank subsidiary of The PNC Financial Services Group, Inc. (“PNC”), BlackRock may be required to conform its activities to the requirements of the Volcker Rule. On December 10, 2013, U.S. financial regulators adopted final regulations (the “Final Regulations”) to implement the statutory mandate of the Volcker Rule. Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date was July 21, 2012 and the Final Regulations became effective on April 14, 2014; however, concurrent with the adoption of the Final Regulations the Federal Reserve granted a statutorily permitted conformance period, essentially making the effective date of the Volcker Rule and the Final Regulations July 21, 2015. On July 7, 2016, the Federal Reserve granted an additional extension to the conformance period, giving banking entities until July 21, 2017 to comply with the Volcker Rule, in respect of investments in and relationships with certain funds that were in place prior to December 31, 2013. All banking entities’ investments in and relationships with funds covered by the Volcker Rule made after that date, however, must have been divested or restructured by July 21, 2015. The Volcker Rule and the Final Regulations could have a significant negative impact on BlackRock and the Investment Advisor. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurances can be given that such actions would be successful and no assurances can be given that such actions would not have a significant negative impact on the Acquiring Fund. Upon the end of the applicable conformance period, BlackRock’s relationship with PNC may require BlackRock to curtail some or all of the Acquiring Fund’s activities with respect to PNC (if any).

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Acquiring Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Additionally, the change in presidential administration could significantly impact the regulation of United States financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, the authority of the Federal Reserve and FSOC, and renewed proposals to separate banks’ commercial and investment banking activities. Other potential changes that could be pursued by the new presidential administration could include the United States’ withdrawal from, or attempt to renegotiate, various trade agreements or the taking of other actions that would change current trade policies of the United States. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States. The Acquiring Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Acquiring Fund and its ability to achieve its investment objective.

Potential Conflicts of Interest of the Investment Advisor and Others. BlackRock, the ultimate parent company of the Investment Advisor, and its affiliates, which include the Investment Advisor and PNC, are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Acquiring Fund. BlackRock and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Acquiring Fund. Subject to the requirements of the 1940 Act, BlackRock and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, BlackRock and its affiliates may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an affiliate or another account managed by an affiliate and it is possible that the Acquiring Fund could sustain losses during periods in which one or more affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The 1940 Act imposes limitations on certain transactions between a registered investment company and affiliated persons of the investment company, as well as affiliated persons of such affiliated persons. Among others, affiliated persons of an investment company include its investment adviser; officers; directors/trustees; any person who directly or indirectly controls, is controlled by or is under common control with such investment company; any person directly or indirectly owning, controlling or holding with power to vote, five percent or more of the outstanding voting securities of such investment company; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interests.

Market and Selection Risk. Market risk is the possibility that the market values of securities owned by the Acquiring Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably.

Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Acquiring Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased. The greater the Acquiring Fund’s outstanding commitments for these securities, the greater the Acquiring Fund’s exposure to market price fluctuations.

Selection risk is the risk that the securities that the Acquiring Fund’s management selects for the Acquiring Fund will underperform the equity and/or bond market, the market relevant indices or other funds with similar investment objectives and investment strategies.

Defensive Investing Risk. For defensive purposes, the Acquiring Fund may allocate assets into cash or short-term fixed income securities. In doing so, the Acquiring Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Acquiring Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Acquiring Fund, except as set forth in the Acquiring Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Acquiring Fund’s investment activities to the Investment Advisor, subject to oversight by the Board.

Management Risk. The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results. The Acquiring Fund may be subject to a relatively high level of management risk because the Acquiring Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Valuation Risk. The price the Acquiring Fund could receive upon the sale of any particular portfolio investment may differ from the Acquiring Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Acquiring Fund, and the Acquiring Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The Acquiring Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. Additionally, fair valuation processes of certain securities necessarily involve subjective judgments and assumptions about the value of an asset or liability and these judgments and assumptions may ultimately be incorrect.

Reliance on the Investment Advisor Risk. The Acquiring Fund is dependent upon services and resources provided by the Investment Advisor, and therefore the Investment Advisor’s parent, BlackRock. The Investment Advisor is not required to devote its full time to the business of the Acquiring Fund and there is no guarantee or requirement that any investment professional or other employee of the Investment Advisor will allocate a substantial portion of his or her time to the Acquiring Fund. The loss of one or more individuals involved with the Investment Advisor could have a material adverse effect on the performance or the continued operation of the Acquiring Fund.

Reliance on Service Providers Risk. The Acquiring Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Acquiring Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Acquiring Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Acquiring Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders. The termination of the Acquiring Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Acquiring Fund and could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders.

Information Technology Systems Risk. The Acquiring Fund is dependent on the Investment Advisor for certain management services as well as back-office functions. The Investment Advisor depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Acquiring Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Investment Advisor’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Acquiring Fund. Further, failure of the back-office functions of the Investment Advisor to process trades in a timely fashion could prejudice the investment performance of the Acquiring Fund.

Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Acquiring Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Investment Advisor and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Acquiring Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Acquiring Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Acquiring Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Acquiring Fund cannot control the cyber security plans and systems put in place by service providers to the Acquiring Fund and issuers in which the Acquiring Fund invests. The Acquiring Fund and its shareholders could be negatively impacted as a result.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Investment Advisor or the Acquiring Fund’s service providers could cause significant losses to the Acquiring Fund. Employee misconduct may include binding the Acquiring Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Acquiring Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Acquiring Fund’s business prospects or future marketing activities. Despite the Investment Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Advisor’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Advisor will identify or prevent any such misconduct.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Acquiring Fund would likely increase, which would tend to further reduce returns to the holders of Common Shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Portfolio Turnover Risk. The Acquiring Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Acquiring Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The charter or agreement and declaration of trust, as applicable, and bylaws of each Fund and Maryland law with respect to the Acquiring Fund include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status or to change the composition of the Board.

A DESCRIPTION OF THE FUNDS

BLJ and BNJ are each organized as a Delaware statutory trust pursuant to its Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Acquiring Fund is organized as a Maryland corporation pursuant to its Articles of Incorporation (the “Charter”) and governed by the laws of the State of Maryland. Each Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and each Fund’s telephone number is (800) 882-0052.

BLJ was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on March 14, 2002, and commenced operations on April 25, 2002.

BNJ was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on March 30, 2001, and commenced operations on July 26, 2001.

The Acquiring Fund was organized as a Maryland corporation governed by the laws of the State of Maryland on February 21, 1992, and commenced operations on May 18, 1992.

The Acquiring Fund Common Shares are listed on the NYSE as “MYJ.”

BLJ’s Common Shares are listed on the NYSE American as “BLJ.”

BNJ’s Common Shares are listed on the NYSE as “BNJ.”

BNJ and the Acquiring Fund have a July 31 fiscal year end. BLJ has an August 31 fiscal year end.

Each of BLJ and the Acquiring Fund has VRDP Shares outstanding and BNJ has VMTP Shares outstanding. Each Fund’s preferred shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Please see “Information about the Preferred Shares of the Funds” for additional information.

The Board of Trustees or Board of Directors and Officers

The Funds have the same Board Members and officers. The Board of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law.

The Board of Trustees or Board of Directors, as applicable (the “Board”), of each Fund currently consists of eleven individuals (each, a “Board Member”), nine of whom are not “interested persons” of each Fund as defined in the 1940 Act (the “Independent Board Members”). The registered investment companies advised by the Investment Advisor or its affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (each such complex a “BlackRock Fund Complex”). Each Fund is included in the Closed-End Complex. The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the Closed-End Complex.

Certain biographical and other information relating to the Board Members and officers of each Fund is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships.

Please refer to the below table which identifies the Board Members and sets forth certain biographical information about the Board Members for each Fund.

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Independent Board Members(2)
Richard E. Cavanagh 1946	Chair of the Board and Board Member	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None

Karen P. Robards 1950	Vice Chair of the Board	Since 2007	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Michael J. Castellano 1946	Board Member	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None

Cynthia L. Egan 1955	Board Member	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Frank J. Fabozzi 1948	Board Member	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None

Jerrold B. Harris 1942	Board Member	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited—Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) from 2000 to 2016; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)

R. Glenn Hubbard 1958	Board Member	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
W. Carl Kester 1951	Board Member	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None

Catherine A. Lynch 1961	Board Member	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None
Interested Board Members(6)
Barbara G. Novick 1960	Board Member	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
John M. Perlowski 1964	Board Member, President and Chief Executive Officer	Board Member since 2014; President and Chief Executive Officer since 2011	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

(1)	The address of each Board Member is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(2)	Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor. Mr. Harris has informed the Board that he intends to retire from the Board of each Fund on or about December 31, 2017.

(3)	Date shown is the earliest date a person has served for the Funds covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Board Members as joining the Board in 2007, each Board Member first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(4)	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-Advised Funds. The Closed-End Complex is comprised of 74 RICs. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(5)	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”

Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end funds. Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex and Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.

Information Pertaining to the Executive Officers

The executive officers of the Funds, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. The address of each officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055. With the exception of the CCO, executive officers receive no compensation from the Funds. The Acquiring Fund compensates the CCO for his services as its CCO. The officers of the Funds serve at the pleasure of the Board Members.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John M. Perlowski 1964	Board Member, President and Chief Executive Officer	Annual (President and Chief Executive Officer); Board Member since 2014; President and Chief Executive since 2011	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.

Jonathan Diorio 1980	Vice President	Annual; Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.

Neal J. Andrews 1966	Chief Financial Officer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 1970	Treasurer	Annual; Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Name, Address(1) and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
Charles Park 1967	Chief Compliance Officer (“CCO”)	Annual; Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-Advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-Advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary	Annual; Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.

(1)	The address of each executive officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

The Investment Advisor

BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. For such services, BLJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets. BNJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of BLJ’s VRDP Shares or BNJ’s VMTP Shares). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily Net Assets. Average daily net assets are the average daily value of the Acquiring Fund’s total assets minus the sum of the Acquiring Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the Acquiring Fund VRDP Shares).

If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily Net Assets of the Combined Fund. The annual contractual investment management fee rate of the Combined Fund represents a 15 basis point reduction in the annual contractual investment management fee rate for BLJ and a 10 basis point reduction in the annual contractual investment management fee rate for BNJ. Additionally, if any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund, resulting in a contractual investment management fee rate of 0.49% of the average daily Net Assets of the Combined Fund. This voluntary waiver may be reduced or discontinued at any time.

Based on a pro forma Broadridge peer expense group for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the second quartile and contractual investment management fee rate and actual investment management fee rate over total assets are each expected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of each Fund is provided in such Fund’s Form N-CSR for such Fund’s most recent fiscal year end available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and is a wholly owned subsidiary of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms. As of September 30, 2017, BlackRock’s assets under management were approximately $5.977 trillion. BlackRock has over 20 years of experience managing closed-end products and, as of November 30, 2017, advised a registered closed-end family of 73 exchange-listed active funds with approximately $46.6 billion in assets.

BlackRock is a global leader in investment management, risk management and advisory services for institutional and retail clients. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of December 31, 2016, the firm had approximately 13,000 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

Each Fund is managed by a team of investment professionals lead by Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Phillip Soccio, CFA. Messrs. Jaeckel and Soccio are each Fund’s portfolio managers and are responsible for the day-to-day management of each Fund’s portfolio and the selection of its investments. Messrs. Jaeckel and Soccio have been members of each Fund’s portfolio management team since May 26, 2017.

The biography of each portfolio manager of the Funds are set forth below:

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.

Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

After the Reorganizations, it is expected that the Acquiring Fund’s current portfolio management team, consisting of Messrs. Jaeckel and Soccio, will continue to comprise the team of investment professionals for the Combined Fund.

Other Service Providers

The professional service providers for the Funds are or will be as follows:

Service	Service Providers to the Funds
Administrative Services Provider	State Street Bank and Trust Company
Custodian	State Street Bank and Trust Company
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.
Liquidity Provider to VRDP Shares	Citibank, N.A.
Remarketing Agent to VRDP Shares	Citigroup Global Markets Inc.
Tender and Paying Agent to VRDP Shares	The Bank of New York Mellon
VMTP Redemption and Paying Agent	The Bank of New York Mellon
Independent Registered Public Accounting Firm	[ • ]
Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP
Counsel to the Independent Board Members	Debevoise & Plimpton LLP

It is not anticipated that the Reorganizations will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganizations, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Administrative Services Provider

State Street Bank and Trust Company provides certain administration and accounting services to each Fund pursuant to an Administrative Services Agreement. State Street Bank and Trust Company is paid a monthly fee at an annual rate ranging from 0.0075% to 0.015% of each Fund’s respective managed assets, along with an annual fixed fee ranging from $3,000 to $10,000 for the services it provides to each Fund.

Custody of Assets

The custodian of the assets of each Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021, serves as each Fund’s transfer agent with respect to such Fund’s Common Shares.

VRDP Shares Liquidity Provider

Citibank, N.A., New York, New York 10179, serves as the liquidity provider for BLJ and the Acquiring Fund VRDP Shares and will serve as the liquidity provider to the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the VRDP Shares of the Combined Fund.

VRDP Shares Remarketing Agent

Citigroup Global Markets Inc. New York, New York 10179, serves as the remarketing agent for BLJ and the Acquiring Fund VRDP Shares and will serve as the remarketing agent to the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the VRDP Shares of the Combined Fund.

VRDP Shares Tender and Paying Agent

The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent and redemption price disbursing agent with respect to the BLJ VRDP Shares and the Acquiring Fund VRDP Shares and will serve in such capacity with respect to the BNJ VRDP Shares to be issued in connection with the VMTP Refinancing and the VRDP Shares of the Combined Fund.

VMTP Redemption and Paying Agent

The Bank of New York, Mellon, New York, New York 10286, acts as BNJ’s redemption paying agent with respect to BNJ’s VMTP Shares.

THE ACQUIRING FUND’S INVESTMENTS

Investment Objective and Policies

The investment objective of the Acquiring Fund is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Acquiring Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in New Jersey Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

The Acquiring Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New Jersey personal income tax (“New Jersey Municipal Bonds”). The Acquiring Fund also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes but is not exempt from gross income for New Jersey personal income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes New Jersey Municipal Bonds. The Acquiring Fund may invest directly in such securities or synthetically through the use of derivatives. The Acquiring Fund typically invests at least 80% of its total assets in New Jersey Municipal Bonds. The Acquiring Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in New Jersey Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Acquiring Fund (as defined in the 1940 Act). There can be no assurance that the Acquiring Fund’s investment objective will be realized.

The Acquiring Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Acquiring Fund to an alternative minimum tax. The percentage of the Acquiring Fund’s total assets invested in PABs will vary from time to time.

Under normal market conditions, the Acquiring Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution which provided such credit enhancement. Insurance is expected to protect the Acquiring Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. See Appendix E—“Ratings of Investments.” If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which the Acquiring Fund may invest.

All percentage and ratings limitations on securities in which the Acquiring Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Acquiring Fund’s initial investment in such security. In the event that the Acquiring Fund disposes of a portfolio security subsequent to its being downgraded, the Acquiring Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Acquiring Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Acquiring Fund also may invest in intermediate-term Municipal Bonds with maturities of between three years and ten years. The Acquiring Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years. The average maturity of the Acquiring Fund’s portfolio securities will vary based upon the Investment Advisor’s assessment of economic and market conditions.

The net asset value of the shares of common stock of a closed-end investment company, such as the Acquiring Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Acquiring Fund.

For temporary periods or to provide liquidity, the Acquiring Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Acquiring Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Acquiring Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax exempt obligations held by a financial institution. The Acquiring Fund’s hedging strategies, which are described in more detail under “Strategic Transactions—Financial Futures Transactions and Options,” are not fundamental policies and may be modified by the Board of Directors of the Acquiring Fund without the approval of the Acquiring Fund’s shareholders. The Acquiring Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Acquiring Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Acquiring Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from New Jersey personal income tax (“Non-Municipal Tax Exempt Securities”). Non-Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term municipal securities. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Acquiring Fund’s investment restrictions and applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Acquiring Fund ordinarily does not intend to realize significant investment income not exempt from regular U.S. federal income tax and New Jersey personal income tax. From time to time, the Acquiring Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a U.S. federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Acquiring Fund.

Description of Municipal Bonds

Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Acquiring Fund may invest. Information with respect to ratings assigned to tax-exempt obligations that the Fund may purchase is set forth in Appendix E. Obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or “IDBs.” Municipal Bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal Bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. Municipal Bonds may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal Bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Acquiring Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Acquiring Fund’s Common Shares.

General Obligation Bonds. General obligation bonds are typically secured by the issuer’s pledge of faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Acquiring Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Acquiring Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

PABs. The Acquiring Fund may purchase Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the federal alternative minimum tax and may impact the overall tax liability of certain investors in the Acquiring Fund. PABs, formerly referred to as industrial development bonds, are issued by, or on behalf of, states, municipalities or public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of PABs, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the federal tax laws may place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to issue lease obligations. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Acquiring Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Acquiring Fund. Issuers of municipal lease obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Acquiring Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses and adversely affect the net asset value of the Acquiring Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Acquiring Fund would not have the right to take possession of the assets. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to RICs. In addition, the Acquiring Fund’s intention to qualify as a RIC under the Internal Revenue Code of 1986, may limit the extent to which the Acquiring Fund may exercise its rights by taking possession of such assets, because as a RIC the Acquiring Fund is subject to certain limitations on its investments and on the nature of its income.

Zero Coupon Bonds. Municipal Bonds may include zero-coupon bonds. Zero coupon bonds are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon bond is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon bonds may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero coupon bonds.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon bonds. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities District Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Indexed and Inverse Floating Rate Securities. The Acquiring Fund may invest in Municipal Bonds (and Non-Municipal Tax Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Acquiring Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Acquiring Fund invests in these types of Municipal Bonds, the Acquiring Fund’s return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices.

Also, the Acquiring Fund may invest in so-called “inverse floating rate bonds” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Acquiring Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating obligations will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Acquiring Fund may purchase inverse floating rate bonds with shorter-term maturities or limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. The Acquiring Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Acquiring Fund may also purchase or sell securities on a delayed delivery basis. The Acquiring Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Acquiring Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Acquiring Fund enters into the commitment and the value of the securities will thereafter be reflected in the Acquiring Fund’s net asset value. The Acquiring Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. At the time the Acquiring Fund enters into a transaction on a when-issued basis, it will segregate or designate on its books and records cash or liquid assets with a value not less than the value of the when-issued securities.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Acquiring Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Acquiring Fund’s purchase price. The Acquiring Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, the Acquiring Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Acquiring Fund on the settlement date. In these cases the Acquiring Fund may realize a taxable capital gain or loss.

When the Acquiring Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Acquiring Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Acquiring Fund starting on the day the Acquiring Fund agrees to purchase the securities. The Acquiring Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Call Rights. The Acquiring Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Acquiring Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Acquiring Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Leverage

The Acquiring Fund may utilize leverage to seek to enhance the yield and NAV of its Common Shares. However, this objective cannot be achieved in all interest rate environments. The Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. The Combined Fund would also utilize such forms of leverage. Each Fund’s total economic leverage through the use of VRDP Shares and tender option bonds does not exceed 45% of its respective total assets.

Under the 1940 Act, the Acquiring Fund is permitted to issue debt up to 33 1/3% of its managed assets (50% of its net assets) or preferred equity securities up to 50% of its managed assets (100% of its net assets). The Acquiring Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Acquiring Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the VRDP Shares’ governing instruments, counterparties or by agencies rating the VRDP Shares, which may be more stringent than those imposed by the 1940 Act.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Acquiring Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Acquiring Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Acquiring Fund’s common shareholders can benefit from incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to common shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

However, in order to benefit common shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Acquiring Fund’s return on assets purchased with leverage proceeds, income to common shareholders will be lower than if the Acquiring Fund had not used leverage. Furthermore, the value of the Acquiring Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Acquiring Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Acquiring Fund’s NAVs positively or negatively.

Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Acquiring Fund’s leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Acquiring Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of the Acquiring Fund’s Common Shares than if the Acquiring Fund were not leveraged. In addition, the Acquiring Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Acquiring Fund to incur losses. The use of leverage may limit the Acquiring Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Acquiring Fund will incur expenses in connection with the use of leverage, all of which are borne by common shareholders and may reduce income to the Common Shares. During periods in which the Acquiring Fund is using leverage, the fees paid to the Investment Advisor for advisory services will be higher than if the Acquiring Fund did not use leverage, because the fees paid will be calculated on the basis of the Acquiring Fund’s total managed assets, which includes the proceeds from leverage. The Acquiring Fund’s leveraging strategy may not be successful.

There can be no assurance the Combined Fund will be able to continue to use leverage through the use of preferred shares, tender option bonds or otherwise during periods of instability or illiquidity in the debt markets, during periods of high short-term interest rates or due to other adverse market conditions, because the Combined Fund may not be able to enter into tender option bond transactions or use other forms of leverage during such periods. There can be no assurance that the Combined Fund’s leverage strategy will be successful. The use of leverage can create risks. See “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Leverage Risk.”

Effects of Leverage

Assuming that leverage will represent approximately 38.9% of the Combined Fund’s total managed assets and that the Combined Fund will bear expenses relating to that leverage at an average annual rate of 1.59%, the income generated by the Combined Fund’s portfolio (net of estimated expenses) must exceed 0.62% in order to cover the expenses specifically related to the Combined Fund’s estimated use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Combined Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Combined Fund. The table further reflects the use of leverage representing 38.9% of the Combined Fund’s total managed assets and the Combined Fund’s currently projected annual leverage expense of 1.59%.

Assumed Portfolio Total Return (net of expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(17.4)%	(9.2)%	(1.0)%	7.2%	15.4%

Common Share total return is composed of two elements: the Common Share dividends paid by the Combined Fund (the amount of which is largely determined by the net investment income of the Combined Fund) and gains or losses on the value of the securities the Combined Fund owns. As required by SEC rules, the table assumes that the Combined Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the tax-exempt interest the Combined Fund receives on its municipal bonds investments is entirely offset by losses in the value of those securities.

Preferred Shares

The Acquiring Fund has leveraged its portfolio by issuing VRDP Shares. Under the 1940 Act, the Acquiring Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Acquiring Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Acquiring Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Acquiring Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Acquiring Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value. Please see “Information about the Preferred Shares of the Funds” for a description of the Acquiring Fund’s VRDP Shares.

For tax purposes, the Acquiring Fund is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its Common Shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, the Acquiring Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the holders of Common Shares, but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the holders of Common Shares, the advantage of the Acquiring Fund’s leveraged structure to holders of Common Shares will be reduced.

Tender Option Bonds

The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third-party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. The Acquiring Fund may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third-party TOBs Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. The Acquiring Fund contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If the Acquiring Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other BlackRock-Advised Funds may contribute municipal bonds to a TOB Trust into which the Acquiring Fund has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by the Acquiring Fund generally provide the Acquiring Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, the Acquiring Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for the Acquiring Fund to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by the Acquiring Fund that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within the Acquiring Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

The Acquiring Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. When the Acquiring Fund invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, municipal bonds of the Acquiring Fund that are deposited into a TOB Trust are investments of the Acquiring Fund and are presented on the Acquiring Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Acquiring Fund’s Statement of Assets and Liabilities. Interest income from the underlying municipal bonds is recorded by the Acquiring Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of the Acquiring Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by the Acquiring Fund may be presented as loans of the Acquiring Fund in the Acquiring Fund’s financial statements even if there is no recourse to the Acquiring Fund’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The risk associated with TOB Floaters, however, may be increased in the current market environment as a result of recent downgrades to the credit ratings, and thus the perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

The use of TOB Residuals will require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Acquiring Fund that are not owned by the Acquiring Fund. The use of TOB Residuals may also require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

Credit Facility. The Acquiring Fund may leverage its portfolio by entering into one or more credit facilities. If the Acquiring Fund enters into a credit facility, the Acquiring Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Acquiring Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Acquiring Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Acquiring Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Acquiring Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Acquiring Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurances that the Acquiring Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, by the issuance of preferred shares or debt securities or by the use of other forms of leverage.

Reverse Repurchase Agreements. The Acquiring Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement by the Acquiring Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Acquiring Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Acquiring Fund establishes and maintains such a segregated account, or earmarks such assets as described, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Acquiring Fund; however, under certain circumstances in which the Acquiring Fund does not establish and maintain such a segregated account, or earmark such assets on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Acquiring Fund’s limitation on borrowings discussed above. The use by the Acquiring Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Acquiring Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Acquiring Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund’s obligation to repurchase the securities and the Acquiring Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Acquiring Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Acquiring Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Acquiring Fund’s repurchase of the underlying security.

Dollar Roll Transactions. The Acquiring Fund may enter into “dollar roll” transactions. In a dollar roll transaction, the Acquiring Fund sells a mortgage related or other security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll transaction can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Acquiring Fund pledges a mortgage related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Acquiring Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Acquiring Fund, but rather only securities which are “substantially identical,” which generally means that the securities repurchased will bear the same interest rate and a similar maturity as those sold, but the pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

During the period between the sale and repurchase, the Acquiring Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Acquiring Fund and the income from these investments will generate income for the Acquiring Fund. If such income does not exceed the income, capital appreciation and gain that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Acquiring Fund compared with what the performance would have been without the use of dollar rolls.

At the time the Acquiring Fund enters into a dollar roll transaction, it may establish and maintain a segregated account with the custodian containing cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If the Acquiring Fund establishes and maintains such a segregated account, or earmarks such assets as described, a dollar roll transaction will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Acquiring Fund; however, under certain circumstances in which the Acquiring Fund does not establish and maintain such a segregated account, or earmark such assets on its books and records, such dollar roll transaction will be considered a borrowing for the purpose of the Acquiring Fund’s limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities the Acquiring Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Acquiring Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager’s ability to correctly predict interest rates and prepayments. There is no assurances that dollar rolls can be successfully employed.

Derivatives. The Acquiring Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Acquiring Fund may enter into and the risks associated with them are described elsewhere in this Proxy Statement and are also referred to as “Strategic Transactions.” The Acquiring Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its Common Shares.

To the extent the terms of such transactions obligate the Acquiring Fund to make payments, the Acquiring Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Acquiring Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Acquiring Fund under the terms of such transactions is represented by the notional amounts of such investments, the Acquiring Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Acquiring Fund under the terms of such transactions is represented by the market value of the Acquiring Fund’s current obligations, the Acquiring Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Acquiring Fund to deliver particular securities to extinguish the Acquiring Fund’s obligations under such transactions the Acquiring Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Acquiring Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Acquiring Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the Acquiring Fund’s limitations on borrowings discussed above, but may create leverage for the Acquiring Fund. To the extent that the Acquiring Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the asset coverage requirements described above.

These earmarking, segregation or cover requirements can result in the Acquiring Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Temporary Borrowings. The Acquiring Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Acquiring Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Acquiring Fund’s total assets.

Strategic Transactions

The Acquiring Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These Strategic Transactions may be used for duration management and other risk management purposes, subject to the Acquiring Fund’s investment restrictions. While the Acquiring Fund’s use of Strategic Transactions is intended to reduce the volatility of the net asset value of the Acquiring Fund’s Common Shares, the net asset value of the Acquiring Fund’s Common Shares will fluctuate. No assurance can be given that the Acquiring Fund’s Strategic Transactions will be effective.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of the Acquiring Fund to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject the Acquiring Fund to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, the Acquiring Fund’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Acquiring Fund’s portfolio. The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment, or may cause the Acquiring Fund to hold a security that it might otherwise sell. In addition, because of the leveraged nature of the Common Shares, Strategic Transactions will result in a larger impact on the net asset value of the Common Shares than would be the case if the Common Shares were not leveraged. Furthermore, the Acquiring Fund may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

Inasmuch as any obligations of the Acquiring Fund that arise from the use of Strategic Transactions will be covered by segregated or earmarked liquid assets or offsetting transactions, the Acquiring Fund and the Investment Advisor believe such obligations do not constitute senior securities and, accordingly, will not treat such transactions as being subject to its borrowing restrictions. Additionally, segregated or earmarked liquid assets, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

For so long as the VRDP Shares are rated by a rating agency, the Acquiring Fund’s use of options and certain financial futures and options thereon will be subject to such rating agency’s guidelines and limitations on such transactions. In order to maintain ratings on the VRDP Shares from one or more rating agencies, the Acquiring Fund may be required to limit its use of Strategic Transactions in accordance with the specified guidelines of the applicable rating agencies.

Certain federal income tax requirements may restrict or affect the ability of the Acquiring Fund to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.

Put and Call Options on Securities and Indices. The Acquiring Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Acquiring Fund may also purchase and sell options on bond indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Acquiring Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Acquiring Fund against an increase in the price of a security that it intended to purchase in the future.

Writing Covered Call Options. The Acquiring Fund is authorized to write (i.e., sell) covered call options with respect to municipal bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. The Acquiring Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option.

The Acquiring Fund receives a premium from writing a call option, which increases the Acquiring Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Acquiring Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Acquiring Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Acquiring Fund may engage in closing transactions in order to terminate outstanding options that it has written.

Additional Information About Options. The Acquiring Fund’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Acquiring Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Acquiring Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Acquiring Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC options and assets used to cover OTC options written by the Acquiring Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

The Acquiring Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets. The Acquiring Fund will only enter into OTC options with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Financial Futures Transactions and Options. The Acquiring Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Acquiring Fund’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith)

will be in accordance with the Acquiring Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Acquiring Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Acquiring Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. The Acquiring Fund may purchase and write call and put options on futures contracts on U.S. Government securities in connection with its hedging strategies.

The Acquiring Fund also may engage in other futures contracts transactions such as futures contracts on municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and municipal bonds in which the Acquiring Fund invests to make such hedging appropriate.

Futures Strategies. The Acquiring Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Acquiring Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Acquiring Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Acquiring Fund’s investments that are being hedged. While the Acquiring Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Acquiring Fund’s investments being hedged. In addition, the ability of the Acquiring Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Acquiring Fund. Employing futures as a hedge also may permit the Acquiring Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Acquiring Fund intends to purchase a security, the Acquiring Fund may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and the futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Acquiring Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Acquiring Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, the Acquiring Fund may purchase a call option on a futures contract to hedge against a market advance when the Acquiring Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Acquiring Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Acquiring Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Acquiring Fund may purchase a put option on a futures contract to hedge the Acquiring Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Acquiring Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Acquiring Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Interest Rate Swap Transactions. In order to seek to hedge the value of the Acquiring Fund against interest rate fluctuations, to hedge against increases in the Acquiring Fund’s costs associated with the dividend payments on any preferred shares, including the VRDP Shares, or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”). To the extent that the Acquiring Fund enters into these transactions, the Acquiring Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Acquiring Fund also may invest in MMD Swaps and SIFMA Swaps to seek to enhance return or gain or to increase the Acquiring Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

The Acquiring Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, the Acquiring Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by the Acquiring Fund and increase the Acquiring Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate municipal bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

The Acquiring Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Acquiring Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Acquiring Fund can create a synthetic long or short position, allowing the Acquiring Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Acquiring Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Acquiring Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Acquiring Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Acquiring Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect the Acquiring Fund’s performance.

The Acquiring Fund has no obligation to enter into SIFMA Swaps or MMD Swaps and may elect not to do so. The net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Acquiring Fund will segregate or designate on its books and records liquid assets having an aggregate net asset value at least equal to the accrued excess.

If there is a default by the other party to an uncleared interest rate swap transaction, generally the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guarantee the parties’ performance under the swap agreement. However, there can be no assurances that the clearing organization will satisfy its obligation to the Acquiring Fund or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. Certain U.S. federal income tax requirements may limit the Acquiring Fund’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Counterparty Credit Standards. To the extent that the Acquiring Fund engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, the Acquiring Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Acquiring Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Investment Advisor will seek to minimize the Acquiring Fund’s exposure to counterparty risk by entering into such transactions with counterparties the Investment Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require the Acquiring Fund to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Other Investment Policies

The Acquiring Fund has adopted certain other policies as set forth below.

Temporary Investments. The Acquiring Fund may invest in short-term tax exempt and taxable securities subject to the limitations set forth above. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Acquiring Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Acquiring Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Credit Default Swap Agreements. The Acquiring Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Acquiring Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Acquiring Fund may be either the buyer or seller in the transaction. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Acquiring Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Acquiring Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Acquiring Fund will enter into credit default swap agreements only with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Acquiring Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Acquiring Fund).

The Acquiring Fund will at all times segregate or designate on its books and records in connection with each such transaction liquid assets or cash with a value at least equal to the Acquiring Fund’s exposure (any accrued but unpaid net amounts owed by the Acquiring Fund to any counterparty) on a marked-to-market basis (as calculated pursuant to requirements of the SEC). If the Acquiring Fund is a seller of protection in a credit default swap transaction, it will segregate or designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract. Such segregation or designation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Acquiring Fund’s portfolio. Such segregation or designation will not limit the Acquiring Fund’s exposure to loss.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the SIFMA Municipal Swap Index or some other appropriate interest rate adjustment index. The Acquiring Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards.

Participating VRDOs provide the Acquiring Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Acquiring Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. It is contemplated that the Acquiring Fund will not invest more than 20% of its assets in Participating VRDOs.

VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. The Directors may adopt guidelines and delegate to the Investment Advisor the daily function of determining and monitoring liquidity of such VRDOs.

The Temporary Investments, VRDOs and Participating VRDOs in which the Acquiring Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor. In addition, the Acquiring Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Advisor, market conditions warrant.

Repurchase Agreements. The Acquiring Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal

Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities or an affiliate thereof. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited.

In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

Investment Restrictions

The following are fundamental investment restrictions of the Acquiring Fund and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding Common Shares and outstanding shares of VRDP Shares and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of VRDP Shares and any other preferred stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Acquiring Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Advisor or its affiliates (as defined in the 1940 Act) to the extent permitted by an exemptive order issued to the Acquiring Fund by the SEC, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Acquiring Fund’s total assets would be invested in such securities.

3.	Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Acquiring Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and the Acquiring Fund may purchase and sell financial futures contracts and options thereon.

4.	Issue senior securities other than preferred stock or borrow in excess of 5% of its total assets taken at market value; provided, however, that the Acquiring Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

5.	Underwrite securities of other issuers except insofar as the Acquiring Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6.	Make loans to other persons, except that the Acquiring Fund may purchase New Jersey Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

7.	Purchase any securities on margin, except that the Acquiring Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Acquiring Fund or initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

8.	Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Acquiring Fund may write, purchase and sell options and futures on New Jersey Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

9.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of investment restriction (4) above, the Acquiring Fund may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock. For purposes of fundamental investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

An additional investment restriction adopted by the Acquiring Fund, which may be changed by the Board of Directors without stockholder approval, provides that the Acquiring Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Acquiring Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The Acquiring Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Acquiring Fund is not limited by the 1940 Act in the proportion of its total assets that it may invest in securities of a single issuer. However, the Acquiring Fund’s investments are limited so as to qualify the Acquiring Fund for the special tax treatment afforded RICs under the federal tax laws. In order to qualify as a RIC, the Acquiring Fund must, among other things, diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Acquiring Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, any two or more issuers controlled by the Acquiring Fund and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.” For purposes of this restriction, the Acquiring Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of the Acquiring Fund to the extent necessary to comply with changes in the federal tax requirements.

To the extent that the Acquiring Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

The Acquiring Fund’s VRDP Shares are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, the Acquiring Fund is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. The Acquiring Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. The Acquiring Fund is also subject to certain covenants and requirements under the terms of the Acquiring Fund VRDP Shares and related documents, including the terms of the liquidity facility supporting the Acquiring Fund VRDP Shares. Such requirements may be more restrictive than the restrictions set forth above. The Acquiring Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective. Please see “Information about the Preferred Shares of the Funds” for additional information.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Acquiring Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Acquiring Fund anticipates such an increase or change) and the Acquiring Fund’s leverage begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative impact of leverage on common shareholders, the Acquiring Fund may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce its indebtedness or extend the maturity of outstanding preferred shares or unwind other leverage transactions. The Acquiring Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing preferred shares. The success of any such attempt to limit leverage risk depends on the Investment Advisor’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Acquiring Fund may never attempt to manage its capital structure in the manner described in this paragraph. If market conditions suggest that additional leverage would be beneficial, the Acquiring Fund may sell previously unissued preferred shares or preferred shares that the Acquiring Fund previously issued but later repurchased.

COMPARISON OF THE FUNDS’ INVESTMENTS

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially similar (but not identical) as those of BLJ and BNJ. The Funds have substantially similar (but not identical) investment objectives, investment policies and investment restrictions. A summary of the Funds’ investment objectives and significant investment policies and the Funds’ portfolio credit quality and leverage ratios is set forth below.

Summary Comparison of the Funds’ Investment Objectives and Policies

The Funds have substantially similar (but not identical) investment objectives, investment policies and investment restrictions. The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are substantially similar (but not identical) as those of BLJ and BNJ.

Investment Objective. The investment objective of each of BLJ and BNJ is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The investment objective of the Acquiring Fund is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management.

New Jersey Municipal Bonds. Below is a comparison of each Fund’s policies with respect to New Jersey Municipal Bonds.

BLJ	BNJ	The Acquiring Fund (MYJ)
As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular federal income tax and New Jersey gross income tax. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).	As a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in investments the income from which is exempt from federal income tax and New Jersey gross income taxes (except that interest may be subject to the alternative minimum tax). For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes.	The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New Jersey personal income tax (“New Jersey Municipal Bonds”).

Please see below a comparison of the approximate amount invested in municipal bonds as a percentage of total assets for (i) each Fund as of November 30, 2017, (ii) the Combined Fund, assuming only the Reorganization of BLJ into the Acquiring Fund was consummated as of November 30, 2017, (iii) the Combined Fund, assuming only the Reorganization of BLJ into the Acquiring Fund was consummated as of November 30, 2017, and (iv) the Combined Fund, assuming all of the Reorganizations were consummated as of November 30, 2017, which represents the most likely combination of the Reorganizations.

BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
99%	99%	99%	99%	99%	99%

Investment Grade Securities. Below is a comparison of each Fund’s policy with respect to investment grade securities.

BLJ	BNJ	The Acquiring Fund (MYJ)
The Fund will invest at least 80% of its Managed Assets in municipal bonds that at the time of investment are investment grade quality. The Fund may invest up to 20% of its Managed Assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody’s, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Fund’s investment advisor and/or sub-advisor.	Same as BLJ	Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities.

Please see below a comparison of the approximate amount invested in investment grade quality municipal bonds as a percentage of total assets for (i) each Fund as of November 30, 2017, (ii) the Combined Fund, assuming only the Reorganization of BLJ into the Acquiring Fund was consummated as of November 30, 2017, (iii) the Combined Fund, assuming only the Reorganization of BLJ into the Acquiring Fund was consummated as of November 30, 2017, and (iv) the Combined Fund, assuming all of the Reorganizations were consummated as of November 30, 2017, which represents the most likely combination of the Reorganizations.

Credit Ratings(1)	BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)(2)	Pro Forma Combined Fund (BNJ into MYJ)(2)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)(2)
AAA/Aaa	5.3%	3.0%	3.1%	3.4%	3.0%	3.3%
AA/Aa	34.0%	31.9%	30.1%	30.7%	30.8%	31.1%
A	23.3%	27.6%	31.4%	30.2%	30.1%	29.4%
BBB/Baa	24.1%	23.0%	28.1%	27.5%	26.3%	26.1%
BB/Ba	10.3%	10.5%	3.1%	4.2%	5.7%	6.2%
B	1.5%	1.6%	1.6%	1.6%	1.6%	1.6%
N/R(3)	0.6%	1.5%	1.7%	1.6%	1.7%	1.5%

(1)	Credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(2)	Reflects the effect of the Reorganization(s).

(3)	The Investment Advisor evaluates the credit quality of unrated investments based upon certain factors, including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the Investment Advisor has deemed certain of these unrated securities as investment grade quality.

Bond Maturity. Below is a comparison of each Fund’s policy with respect to bond maturity.

BLJ	BNJ	The Acquiring Fund (MYJ)
The Fund intends to invest primarily in long-term bonds and expects bonds in its portfolio to have a dollar weighted average maturity of 15 years, but the average weighted maturity may be shortened from time to time depending on market conditions. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.	Same as BLJ	The Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate-term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years.

Leverage. Each Fund utilizes leverage through the issuance of either VRDP Shares or VMTP Shares and tender option bonds. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of BLJ and the Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. BNJ currently leverages its assets through the use of VMTP Shares and tender option bonds. The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and tender option bonds after the Closing Date of the Reorganizations. Please see “Information about the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year end were as follows:

Fund	Preferred Shares	Rate
BLJ	VRDP Shares	1.64%
BNJ	VMTP Shares	1.63%
Acquiring Fund (MYJ)	VRDP Shares	1.61%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of November 30, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BLJ into the Acquiring Fund had taken place as of November 30, 2017, (iii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BNJ into the Acquiring Fund had taken place as of November 30, 2017, and (iv) the Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of November 30, 2017, which represents the most likely combination of the Reorganizations:

Ratios	BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
Asset Coverage Ratio	295%	300%	323%	319%	315%	313%
Regulatory Leverage Ratio(1)	33.90%	33.31%	30.92%	31.35%	31.75%	31.96%
Effective Leverage Ratio(2)	40.50%	40.47%	39.54%	34.94%	34.50%	39.92%

(1)	Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (“TOB”) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Common shareholders of each Fund are entitled to share equally in dividends declared by such Fund’s Board as payable to holders of the Fund’s Common Shares and in the net assets of the Fund available for distribution to holders of the Common Shares. Common shareholders do not have preemptive or conversion rights and each Fund’s Common Shares are not redeemable. Voting rights are identical for the common shareholders of each Fund. Common shareholders of each Fund are entitled to one vote for each Share held by them and do not have any preemptive or preferential right to purchase or subscribe to any Shares of such Fund. Each Fund’s Common Shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s Common Shares voting for the election of Board Members can elect all of the Board Members standing for election by such holders, and, in such event, the holders of the Fund’s remaining Common Shares will not be able to elect any Board Members. The outstanding Acquiring Fund Common Shares are fully paid and non-assessable. The outstanding BLJ and BNJ Common Shares are fully paid and non-assessable, except that the Board of each Fund have the power to cause common shareholders to pay certain expenses of the applicable Fund by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed the common shareholders and/or by reducing the number of Common Shares owned by each respective common shareholder. Whenever preferred shares, including VRDP Shares or VMTP Shares, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution in Common Shares of the Fund) or purchase its Common Shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Purchase and Sale of Common Shares

Purchase and sale procedures for the Common Shares of each of the Funds are identical. Each of the Acquiring Fund and BNJ has its Common Shares listed on the New York Stock Exchange and BLJ has its Common Shares listed on the NYSE American. Investors typically purchase and sell Common Shares of the Funds through a registered broker-dealer on the NYSE or NYSE American, as applicable, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell Common Shares of each of the Funds through privately negotiated transactions with existing common shareholders. Set forth below is information about each Fund’s Common Shares as of November 30, 2017.

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
BLJ	Common Shares	Unlimited	None	2,327,921
BNJ	Common Shares	Unlimited	None	7,675,428
Acquiring Fund (MYJ)	Common Shares	199,994,218	None	14,394,776

Common Share Price Data

The following tables set forth the high and low market prices for Common Shares of each Fund on the NYSE or NYSE American, as applicable, for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

BLJ	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
11/30/17	$15.14	$14.48	$15.82	$15.66	(4.3)%	(7.5)%
08/31/17	$15.44	$14.78	$15.66	$15.51	(1.4)%	(4.7)%
05/31/17	$15.28	$14.33	$15.03	$15.08	1.7%	(5.0)%
02/28/17	$15.01	$14.34	$15.25	$15.10	(1.6)%	(5.0)%
11/30/16	$17.74	$14.61	$16.73	$15.07	6.0%	(3.1)%
08/31/16	$17.49	$16.22	$16.70	$16.78	4.7%	(3.3)%
05/31/16	$16.99	$15.50	$16.38	$16.01	3.7%	(3.2)%
02/29/16	$15.95	$13.83	$16.14	$15.89	(1.2)%	(13.0)%
11/30/15	$14.50	$13.81	$15.74	$15.60	(7.9)%	(11.5)%

BNJ	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
10/31/17	$15.88	$15.30	$15.41	$15.49	3.05	(1.3)%
07/31/17	$15.97	$14.91	$15.39	$15.21	3.8%	(2.0)%
04/28/17	$15.55	$14.20	$15.20	$14.79	2.3%	(4.0)%
01/31/17	$15.56	$14.14	$15.85	$14.95	(1.8)%	(5.4)%
10/31/16	$16.93	$15.47	$16.40	$15.97	3.2%	(3.1)%
07/29/16	$16.90	$15.69	$16.40	$16.17	3.0%	(3.0)%
04/29/16	$16.33	$15.18	$16.11	$15.96	1.4%	(4.9)%
01/29/16	$15.55	$14.63	$15.46	$15.63	0.6%	(6.4)%
10/30/15	$15.16	$14.00	$15.48	$15.23	(2.1)%	(8.1)%

Acquiring Fund (MYJ)	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
10/31/17	$16.77	$15.92	$16.05	$15.93	4.5%	(0.1)%
07/31/17	$16.70	$15.53	$15.81	$15.72	5.6%	(1.2)%
04/28/17	$15.72	$14.98	$15.67	$15.42	0.3%	(2.9)%
01/31/17	$16.76	$15.25	$16.37	$15.47	2.4%	(1.4)%
10/31/16	$17.62	$16.20	$16.91	$16.47	4.2%	(1.6)%
07/29/16	$17.57	$16.24	$16.90	$16.68	4.0%	(2.6)%
04/29/16	$16.90	$15.75	$16.62	$16.44	1.7%	(4.2)%
01/29/16	$15.89	$14.87	$16.39	$16.14	(3.1)%	(7.9)%
10/30/15	$15.28	$14.45	$15.96	$15.98	(4.3)%	(9.6)%

For the periods shown in the tables above, the Common Shares of each Fund have traded at both a premium and a discount.

The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of November 30, 2017.

Fund	Market Price	NAV	Premium/(Discount) to NAV
BLJ	$14.48	$15.66	(7.54)%
BNJ	$15.51	$15.42	0.58%
Acquiring Fund (MYJ)	$15.59	$15.86	(1.70)%

To the extent BLJ’s or BNJ’s Common Shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, BLJ’s or BNJ’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent BLJ’s or BNJ’s Common Shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, BLJ’s or BNJ’s common shareholders may be negatively impacted if its Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund Common Shares improves.

There can be no assurance that, after the Reorganizations, Common Shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganizations, the Combined Fund Common Shares may trade at a price that is less than the current market price of Acquiring Fund Common Shares. In the Reorganizations, common shareholders of BLJ and BNJ will receive the Acquiring Fund Common Shares based on the relative NAVs (not the market values) of the respective Fund’s Common Shares. The market value of the Common Shares of the Combined Fund may be less than the market value of the Common Shares of any Fund prior to the Reorganizations.

Common Share Dividend History

During the two most recent fiscal years, each Fund has made monthly cash distributions to holders of the Fund’s Common Shares and the aggregate amount of distributions declared during this period by the Acquiring Fund, BLJ and BNJ was $1.8074, $1.6241 and $1.7329 per Common Share, respectively. Whenever preferred shares, including VRDP Shares, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution in Common Shares of the Fund) or purchase its Common Shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Record Holders of Common Shares

As of November 30, 2017, each Fund had the following number of common shareholders:

Title of Class	Number of BLJ Record Holder	Number of BNJ Record Holder	Number of MYJ Record Holders
Common Stock	8	46	132

EXPENSE TABLE FOR COMMON SHAREHOLDERS

The following table illustrates the anticipated reduction or increases in the Total Expense Ratio for the common shareholders of each Fund expected as a result of the completion of the Reorganizations. The table sets forth (i) the Total Expense Ratio for each Fund for the 12-month period ended July 31, 2017; (ii) the pro forma Total Expense Ratio for the Combined Fund, assuming only the Reorganization of BLJ into the Acquiring Fund was consummated as of July 31, 2017; (iii) the pro forma Total Expense Ratio for the Combined Fund, assuming only the Reorganization of BNJ into the Acquiring Fund was consummated as of July 31, 2017; and (iv) the pro forma Total Expense Ratio for the Combined Fund, assuming all of the Reorganizations were consummated as of July 31, 2017, which represents the most likely combination of the Reorganizations.

The level of expense savings (or increases) will vary depending upon the combination of the Funds in the Reorganizations. Because each of the Reorganizations may occur whether or not the other Reorganization is approved, several combinations are possible. The scenarios presented illustrate the pro forma effects on operating expenses for all possible combinations.

	BLJ	BNJ	Acquiring Fund (MYJ)	Combined Fund (BLJ into MYJ)(1)	Combined Fund (BNJ into MYJ)(1)	Combined Fund (BLJ and BNJ into MYJ)(1)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of Common Shares(2)	None	None	None	None	None	None
Dividend Reinvestment Plan Fees(3)	Same as MYJ	Same as MYJ	$0.02 per share for open-market purchases	Same as MYJ	Same as MYJ	Same as MYJ
Annual Total Expenses (as a percentage of average net assets attributable to Common Shares)
Investment Management Fees(4)	1.07%	0.99%	0.81%	0.81%	0.82%	0.82%
Other Expenses	0.36%	0.17%	0.12%	0.12%	0.11%	0.10%
Interest Expense(5)	1.03%	1.05%	1.00%	1.00%	1.01%	1.02%
Total Annual Fund Operating Expenses (5)	2.46%	2.21%	1.93%	1.93%	1.94%	1.94%

(1)	Assumes the Reorganizations had taken place on July 31, 2017.

(2)	No sales load will be charged in connection with the issuance of Acquiring Fund Common Shares as part of the Reorganizations. Common Shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common Shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(3)	The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. However, you will pay a $2.50 sales fee and a $0.15 per share fee if you direct the Reinvestment Plan Agent to sell your Common Shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(4)	BLJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets. BNJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by tender option bond (“TOB”) leverage and the liquidation preference of BLJ’s VRDP Shares or BNJ’s VMTP Shares). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily Net Assets. Average daily Net Assets are the average daily value of the Acquiring Fund’s total assets minus the sum of the Acquiring Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the Acquiring Fund VRDP Shares). If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily Net Assets of the Combined Fund. The annual contractual investment management fee rate of the Combined Fund represents a 15 basis point reduction in the annual contractual investment management fee rate for BLJ and a 10 basis point reduction in the annual contractual investment management fee rate for BNJ. Additionally, if any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily Net Assets of the Combined Fund, resulting in a contractual investment management fee rate of 0.49% of the average daily Net Assets of the Combined Fund (the “Voluntary Waiver”). This Voluntary Waiver may be reduced or discontinued at any time. The pro forma net annual fund operating expenses (including the Voluntary Waiver) for the Funds are presented below:

Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
1.91%	1.92%	1.92%

(5)	The total expense table includes interest expense associated with the Funds’ investments in tender option bonds (also known as “inverse floaters”). Although such interest expense is actually paid by special purpose vehicles in which the Funds invest, they are recorded on the Funds’ financial statements for accounting purposes. The total expense table also includes, in interest expense, dividends associated with the VRDP Shares or VMTP Shares because the VRDP Shares and VMTP Shares are considered debt of the Funds for financial reporting purposes. Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investment in tender option bonds. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. In order to help you better understand the costs associated with the Funds’ leverage strategy, the Total Annual Fund Operating Expenses (excluding interest expense) for the Funds are presented below:

BLJ	BNJ	Acquiring Fund (MYJ)	Pro Forma Combined Fund (BLJ into MYJ)	Pro Forma Combined Fund (BNJ into MYJ)	Pro Forma Combined Fund (BLJ and BNJ into MYJ)
1.43%	1.16%	0.93%	0.93%	0.92%	0.92%

The following example is intended to help you compare the costs of investing in the Common Shares of the Combined Fund pro forma if (i) only the BLJ Reorganization is completed, (ii) only the BNJ Reorganization is completed, and (iii) all of the Reorganizations are completed with the costs of investing in BLJ, BNJ and the Acquiring Fund without the Reorganizations. An investor in Common

Shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
BLJ	$25	$77	$131	$280
BNJ	$22	$69	$118	$254
Acquiring Fund (MYJ)	$20	$61	$104	$225
Pro Forma Combined Fund (BLJ into MYJ)	$20	$61	$104	$225
Pro Forma Combined Fund (BNJ into MYJ)	$20	$61	$104	$225
Pro Forma Combined Fund (BLJ and BNJ into MYJ)	$25	$77	$131	$280

The examples set forth above assume Common Shares of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

Common shareholders of BLJ and BNJ will indirectly bear the costs of the Reorganizations. The expenses of the Reorganizations are estimated to be $223,000 for BLJ and $263,000 for BNJ. Additionally for BNJ, the costs of the VMTP Refinancing are estimated to be $215,000. These costs will be amortized over the life of the VRDP Shares by the Combined Fund. Because of the expected expense savings and other anticipated benefits for each of BLJ and BNJ, the Investment Advisor recommended and the Board of BLJ and BNJ has approved that its respective Fund be responsible for its own reorganization expenses. The Investment Advisor will bear all of the Acquiring Fund’s reorganization expenses, which are expected to be approximately $290,000. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

CAPITALIZATION TABLE

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth (i) the capitalization of BLJ and MYJ as of November 30, 2017 and the pro forma capitalization of the Combined Fund assuming only the BLJ Reorganization was consummated as of November 30, 2017; (ii) the capitalization of BNJ and MYJ as of November 30, 2017 and the pro forma capitalization of the Combined Fund assuming only the BNJ Reorganization was consummated as of November 30, 2017; and (iii)the capitalization of the Funds as of November 30, 2017 and the pro forma capitalization of the Combined Fund assuming all of the Reorganizations were consummated as of November 30, 2017, which represents the most likely combination of the Reorganizations.

i. Capitalization of BLJ and MYJ as of November 30, 2017 and pro forma capitalization of the Combined Fund assuming only the BLJ Reorganization is consummated (unaudited)

	Target Fund (BLJ)	Acquiring Fund (MYJ)	Adjustments	Pro Forma Combined Fund (BLJ into MYJ)
Net Assets Attributable to:
Common Shares(1)	$36,463,422	$228,338,949	$(223,000)(2)	$264,579,371
VRDP Shares	18,700,000	102,200,000		120,900,000
Shares Outstanding
Common Shares	2,327,921	14,394,776	(43,278)(3)	16,679,419
VRDP Shares	187	1,022		1,209(4)
NAV per Common Share	$15.66	$15.86		$15.86
Liquidation Preference per VRDP Share	100,000	100,000		100,000

(1)	Based on the number of outstanding Common Shares as of November 30, 2017.

(2)	Reflects non-recurring aggregate estimated reorganization expenses of $223,000 attributable to BLJ. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

(3)	Reflects adjustments due to differences in per Common Share NAV.

(4)	Assumes no Target Fund VRDP Holders exercise their appraisal rights.

ii. Capitalization of BNJ and MYJ as of November 30, 2017 and pro forma capitalization of the Combined Fund assuming only the BNJ Reorganization is consummated (unaudited)

	Target Fund (BNJ)	Acquiring Fund (MYJ)	Adjustments	Pro Forma Combined Fund (BNJ into MYJ)
Net Assets Attributable to:
Common Shares(1)	$118,326,886	$228,338,949	$(263,000)(2)	$346,402,835
VRDP Shares	N/A	102,200,000	59,100,000(3)	161,300,000
VMTP Shares	59,100,000	N/A	(59,100,000)(3)	—
Shares Outstanding
Common Shares	7,675,428	14,394,776	(232,535)(4)	21,837,669
VRDP Shares	N/A	1,022	591(3)	1,613
VMTP Shares	591	N/A	(591)(3)	—
NAV per Common Share	$15.42	$15.86		$15.86
Liquidation Preference per VRDP Share	N/A	100,000		100,000
Liquidation Preference per VMTP Share	100,000	N/A		N/A

(1)	Based on the number of outstanding Common Shares as of November 30, 2017.

(2)	Reflects non-recurring aggregate estimated reorganization expenses of $263,000 attributable to BNJ. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

(3)	Reflects adjustments due to VMTP Shares refinancing to VRDP Shares.

(4)	Reflects adjustments due to differences in per Common Share NAV.

iii. Capitalization of each Fund as of November 30, 2017 and pro forma capitalization of the Combined Fund assuming all Reorganizations are consummated (unaudited)

Net Assets Attributable to:
Common Shares(1)	$36,463,422	$118,326,886	$228,338,949	$(486,000)(2)	$382,643,257
VRDP Shares	18,700,000	N/A	102,200,000	59,100,000(3)	180,000,000
VMTP Shares	N/A	59,100,000	N/A	(59,100,000)(3)	—
Shares Outstanding
Common Shares	2,327,921	7,675,428	14,394,776	(275,813)(4)	24,122,312
VRDP Shares	187	N/A	1,022	591(3)	1,800(5)
VMTP Shares	N/A	591	N/A	(591)(3)	—
NAV per Common Share	$15.66	$15.42	$15.86		$15.86
Liquidation Preference per VRDP Share	100,000	N/A	100,000		100,000
Liquidation Preference per VMTP Share	N/A	100,000	N/A		N/A

(1)	Based on the number of outstanding Common Shares as of November 30, 2017.

(2)	Reflects non-recurring aggregate estimated reorganization expenses of $486,000, of which $223,000 was attributable to BLJ, and $263,000 was attributable to BNJ. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

(3)	Reflects adjustments due to VMTP Shares refinancing to VRDP Shares.

(4)	Reflects adjustments due to differences in per Common Share NAV.

(5)	Assumes no Target Fund VRDP Holders exercise their appraisal rights.

FINANCIAL STATEMENTS

The following documents have been filed with the SEC and are incorporated into this Proxy Statement by reference:

i.	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2017;

ii.	the audited financial statements and related independent registered public accounting firm’s report for BLJ and the financial highlights for BLJ contained in BLJ’s Annual Report for the fiscal year ended August 31, 2017; and

iii.	the audited financial statements and related independent registered public accounting firm’s report for BNJ and the financial highlights for BNJ contained in BNJ’s Annual Report for the fiscal year ended July 31, 2017.

No other parts of the Funds’ Annual Reports for the fiscal year ended July 31, 2017, in the case of the Acquiring Fund and BNJ, and August 31, 2017, in the case of BLJ, are incorporated by reference herein.

PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of each Reorganization is contingent upon certain conditions being satisfied, including that shareholders of each Target Fund must approve the Agreement and Plan of Reorganization between the respective Target Fund and the

Acquiring Fund and that shareholders of the Acquiring Fund must approve the issuance of additional Acquiring Fund Common Shares in connection with each Reorganization. These pro forma numbers have been estimated in good faith based on information regarding each Fund as of July 31, 2017.

The unaudited pro forma information provided herein should be read in conjunction with the Annual Reports of BNJ and MYJ, each dated July 31, 2017, and the Annual Report of BLJ, dated August 31, 2017, all of which are on file with the SEC and are available at no charge. Further information on obtaining Annual Reports may be found on page (v) of this Proxy Statement.

The unaudited pro forma information set forth below for the period ended July 31, 2017 is intended to present ratios and supplemental data as if each Reorganization had been consummated at August 1, 2016. The Reorganizations are intended to consolidate the Target Funds with a similar fund advised by the Investment Advisor.

The Funds have the same investment adviser, transfer agent, accounting services agent and custodian. Each of such service providers has entered into an agreement with each Fund, which governs the provision of services to that Fund. Such agreements contain the same terms with respect to each Fund except for the Investment Management Agreement. Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. BLJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets. BNJ currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.60% of its average weekly managed assets. Average weekly managed assets are the average weekly value of the Fund’s total assets minus the sum of the Fund’s accrued liabilities (which does not include liabilities represented by tender option bond (“TOB”) leverage and the liquidation preference of BLJ’s VRDP Shares or BNJ’s VMTP Shares). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily Net Assets. Average daily Net Assets are the average daily value of the Acquiring Fund’s total assets minus the sum of the Acquiring Fund’s accrued liabilities (which does not include liabilities represented by TOB leverage and the liquidation preference of the Acquiring Fund VRDP Shares). If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily Net Assets of the Combined Fund. Additionally, if any of the Reorganizations are consummated, the Investment Advisor has voluntarily agreed to waive a portion of its investment management fees equal to an annual rate of 0.01% of the average daily net assets of the Combined Fund, resulting in a contractual investment management fee rate of 0.49% of the average daily Net Assets of the Combined Fund. This voluntary waiver may be reduced or discontinued at any time.

As of July 31, 2017, the net assets of (i) BLJ were $36,427,531, (ii) BNJ were $118,018,582 and (iii) the Acquiring Fund were $228,284,453. The net assets of the Combined Fund as of July 31, 2017 would have been $378,186,155 on a pro forma basis. In the Reorganizations, the outstanding common shares of each Target Fund will be exchanged for newly issued common shares of the Acquiring Fund, par value $0.10 per share (“Acquiring Fund Common Shares”). The aggregate net asset value (not the market value) of Acquiring Fund Common Shares received by the shareholders of the Target Fund in a Reorganization will equal the aggregate net asset value (not the market value) of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the direct costs of such Reorganization and the distribution of undistributed net investment income, as applicable (although shareholders may receive cash for their fractional common shares). The amount of increased common shares of 9,766,987 was calculated based on net asset value of the Acquiring Fund Common Shares of $15.67 in exchange for common shares of each Target Fund.

If the BNJ Reorganization Agreement is approved, prior to the BNJ Reorganization, it is expected that all of the VMTP Shares of BNJ will be refinanced into BNJ VRDP Shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares. The BNJ Reorganization is contingent upon the completion of the VMTP Refinancing. If the VMTP Refinancing is not completed prior to the Closing Date of the BNJ Reorganization, then the BNJ Reorganization will not be consummated.

Upon the closing of the Reorganization, the Target Funds VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by such Target Fund VRDP Holder immediately prior to the closing of the Reorganizations. The newly issued Acquiring Fund VRDP Share may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. Target Fund VRDP Holders will receive the same number of Acquiring Fund VRDP Shares, with terms substantially identical to the outstanding Target Fund VRDP Shares, held by such holders immediately prior to the closing of the Reorganizations, with the only significant difference being the mandatory redemption date of each Fund’s VRDP Shares as follows:

VRDP Shares Redemption Date
Target Fund (BLJ)	Target Fund (BNJ)	Acquiring Fund (MYJ)
7/01/42	(1)	5/01/41

(1)	The redemption date of BNJ VRDP Shares will be 30-years after the completion of the VMTP Share refinancing and issuance of VRDP Shares.

The Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will have terms that are substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares and will rank on a parity with the Acquiring Fund’s existing VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The terms of the outstanding Target Fund VRDP Shares are, or in the case of BNJ, will be, substantially identical to the terms of the outstanding Acquiring Fund VRDP Shares. The only significant difference between the terms of each Funds’ VRDP Shares is difference in mandatory redemption dates as noted above. The Funds’ VRDP Shares have the same $100,000 per share liquidation preference, dividend period, dividend payment date, voting rights, redemption provisions, remarketing procedures, mandatory purchase events, mandatory tender events, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments.

The Funds’ VRDP Shares also have the same mechanism for determining the applicable dividend rate and maximum rate, the same liquidity provider, remarketing agent, tender and paying agent. BLJ and the Acquiring Fund’s VRDP Shares are currently in a one year special rate period that will end on June 20, 2018. The terms applicable to each Fund’s VRDP Shares during the special rate period are substantially identical. During the special rate period, the Funds’ VRDP Shares have the same mechanism for determining the applicable dividend rate and maximum rate, redemption premiums and transfer restrictions.

On a pro forma basis for the twelve months ended July 31, 2017, the proposed Reorganizations would result in a decrease of $285,310 in the investment advisory fees charged, a decrease in other operating expenses (including custody, legal, accounting and audit fees) of $222,371 and an increase in investment advisory fee waivers of $62,697 on a pro forma basis for the twelve months ended July 31, 2017.

The total annual portfolio operating expenses (including interest expenses) for BLJ was 2.46% and BNJ was 2.21% as of July 31, 2017. The Acquiring Fund’s total annual portfolio operating expenses (including interest expenses) was 1.93% as of July 31, 2017. Assuming each Reorganization is consummated, the Combined Fund’s pro forma net annual portfolio operating expenses (including interest expenses and the voluntary fee waiver) are expected to be 1.92%.

The total annual portfolio operating expenses (excluding interest expenses) for BLJ was 1.43% and BNJ was 1.16% as of July 31, 2017. The Acquiring Fund’s total annual portfolio operating expenses (excluding interest expenses) was 0.93% as of July 31, 2017. Assuming each Reorganization is consummated, the Combined Fund’s pro forma net annual portfolio operating expenses (excluding interest expenses and including the voluntary fee waiver) are expected to be 0.90%.

No significant accounting policies will change as a result of the proposed Reorganizations, specifically, policies regarding valuation and Subchapter M compliance. As of July 31, 2017, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. It is not anticipated that the Acquiring Fund will sell any securities of a Target Fund acquired in the Reorganizations other than in the ordinary course of business.

Each Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by each Target Fund or its shareholders as a result of the Reorganizations. The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of each Target Fund will be the same as the aggregate tax basis the shareholders of each Target Fund held in its shares of the Target Fund immediately before the Reorganizations.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganizations.

Cost of Reorganization: Regardless of whether the Reorganizations are completed, the costs associated with the proposed Reorganizations, including the costs associated with the stockholder meetings, will be borne directly by the respective Fund incurring the expense or allocated among the Funds proportionately or on another reasonable basis, as appropriate except that, the Investment Advisor has agreed to bear all of the Acquiring Fund’s costs of the Reorganizations. The estimated expenses of the Reorganizations attributable to each Fund, which include the amount to be paid by the Investment Advisor, are as follows:

Estimated Reorganization Expenses
Target Fund (BLJ)	Target Fund (BNJ)	Acquiring Fund (MYJ)
$223,000	$263,000	$290,000

Undistributed Net Investment Income: If the Reorganizations are approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date. As of July 31, 2017, the amount of undistributed net investment income for each Fund was as follows:

Undistributed Net Investment Income
Target Fund (BLJ)	Target Fund (BNJ)	Acquiring Fund (MYJ)
$242,301	$663,963	$3,152,147

Capital Loss Carryforwards: The Funds’ capital loss carryforwards as of the Closing Date are estimated to be approximately as follows (subject to change based on actual operating results after the date hereof):

Capital Loss Amount
Expiration	Target Fund (BLJ)	Target Fund (BNJ)	Acquiring Fund (MYJ)
2018	—	$842,367	—
2019	—	27,464	—
No expiration date	$348,945	1,034,744	$2,764,930

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST, CHARTER AND BYLAWS

Each of BLJ’s and BNJ’s Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws, and the Acquiring Fund’s Charter and Amended and Restated Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

Certain Provisions in the Declaration of Trust or Charter of Each Fund

The Board of each of BLJ and BNJ is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Board Members for each of BLJ and BNJ is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of each Fund. In contrast, the Board of the Acquiring Fund is not classified.

For each of BLJ and BNJ, a Board Member may be removed from office for cause only, and not without cause, by the action of a majority of the remaining Board Members or by a vote of the holders of at least 75% of the shares entitled to vote in an election of such Board Member. For the Acquiring Fund, a Board Member may be removed with or without cause, but only by action taken by holders of at least 66 2/3% of the shares entitled to vote in an election to fill that directorship.

Holders of each Fund’s outstanding preferred shares, including VRDP Shares and VMTP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of shares of such Fund, are entitled to elect two Board Members of such Fund at any annual meeting in which Board Members are elected.

In addition, each of BLJ’s and BNJ’s Agreement and Declaration of Trust requires the affirmative vote or consent of a majority of the Board Members then in office followed by the affirmative vote of the holders of not less than 75% of the outstanding shares of each affected class or series outstanding, voting as a separate class or series, to approve, adopt or authorize certain transactions with five percent-or-greater holders of a class or series of shares and their associates, unless 80% of the Board Members by resolution have approved a memorandum of understanding with such holders with respect to and substantially consistent with such transaction, in which case approval by a 1940 Act Majority will be the only vote of the shareholders required. These voting requirements are in addition to any regulatory relief required from the SEC with respect to such transaction. For purposes of these provisions, a five percent-or-greater holder of a class or series of shares (a “Principal Shareholder”) refers to any corporation, person or other entity which is the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares of any class or series and shall include any affiliate or associate.

The transactions subject to these special approval requirements are:

•	The merger or consolidation of BLJ or BNJ or any subsidiary of the Fund with or into any Principal Shareholder.

•	The issuance of any securities of BLJ or BNJ to any Principal Shareholder for cash (other than pursuant to a dividend reinvestment plan).

•

The sale, lease or exchange of all or any substantial part of the assets of BLJ or BNJ to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

•

The sale, lease or exchange to BLJ or BNJ or any subsidiary of the Fund, in exchange for securities of such Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

Each of BLJ and BNJ may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of BLJ’s and BNJ’s property, including its good will, upon such terms and conditions and for such consideration when and as authorized by two-thirds of such Fund’s Board Members and approved by a 1940 Act Majority of such Fund’s shareholders.

For the Acquiring Fund, the Acquiring Fund’s Charter provides that a favorable vote of the holders of at least 66 2/3% of the outstanding shares of capital stock entitled to be voted on the matter shall be required to approve, adopt or authorize (i) a merger or consolidation or statutory share exchange of the Acquiring Fund with any other corporation, (ii) a sale of all or substantially all of the assets of the Acquiring Fund (other than in the regular course of its investment activities), or (iii) a liquidation or dissolution of the Acquiring Fund, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the Acquiring Fund’s Board Members, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Acquiring Fund entitled to vote thereon shall be required.

If any plan of reorganization (as such term is used under the 1940 Act) adversely affects a Fund’s preferred shares, including such Fund’s VRDP Shares or VMTP Shares, then such plan of reorganization will require the approval of a 1940 Act Majority of the holders of such preferred shares, including such Fund’s VRDP Holders or VMTP Holders.

With respect to the Acquiring Fund, Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Securities and Exchange Act of 1934 and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to a provision requiring that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Pursuant to Subtitle 8 and by amendment to the bylaws, the Board of the Acquiring Fund elected to provide that vacancies on the Board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred.

The Board of each Fund has determined that the voting requirements described above are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust or Charter of each Fund on file with the SEC for the full text of these provisions.

Certain Provisions in the Bylaws of Each Fund

Each Fund’s bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the bylaws. Reference should be made to each Fund’s bylaws on file with the SEC for the full text of these provisions.

GOVERNING LAW

BLJ was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on March 14, 2002 and commenced operations on April 25, 2002. BNJ was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware on March 30, 2001 and commenced operations on July 26, 2001. The Acquiring Fund was organized as a Maryland corporation governed by the laws of the State of Maryland on February 21, 1992 and commenced operations on May 18, 1992.

In general, a Delaware statutory trust provides greater flexibility with respect to procedural matters and a corporation provides greater certainty with respect to limitation of personal liability. Under the Delaware Statutory Trust Act, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, there is a remote possibility that shareholders of a Delaware statutory trust could, under certain circumstances be held liable for the Delaware statutory trust’s liabilities to the extent the courts of another state refused to recognize such limited liability in a controversy involving a Delaware statutory trust’s obligations. BLJ’s and BNJ’s governing document disclaims shareholder liability for acts or obligations of such Fund. Thus, a Delaware statutory trust shareholder’s risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize the Delaware Statutory Trust Act and the complaining party is held not bound by the Delaware statutory trust’s disclaimer regarding shareholder liability. As noted above, a Maryland corporation provides greater certainty with respect to limitation of personal liability. Shareholders of a Maryland corporation currently have no personal liability for the corporation’s acts or obligations, except that a shareholder may be liable to the extent that (i) the shareholder knowingly accepted a distribution in violation of such Maryland corporation’s charter or the Maryland General Corporation Law or (ii) the subscription price or other agreed upon consideration for stock subscribed for has not been paid.

In contrast to the Maryland General Corporation Law, the Delaware Statutory Trust Act allows the parties to define their business relationships. The Delaware Statutory Trust Act provides rules only in situations where the parties have failed to agree and the Delaware Statutory Trust Act gives maximum effect to the principle of freedom of contract and to the enforceability of a statutory trust’s governing instrument. The Delaware Statutory Trust Act permits a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. The Delaware Statutory Trust Act also authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments.

The foregoing discusses only certain differences between the Acquiring Fund under Maryland law and BLJ and BNJ under Delaware law. It is not intended to be a complete list of differences, and shareholders should refer to the relevant laws of each state and the provisions of each Fund’s applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page xxii of this Proxy Statement.

CONVERSION TO OPEN-END FUND

To convert each of BLJ or BNJ to an open-end investment company, BLJ’s and BNJ’s Declaration of Trust each requires an amendment to the Fund’s declaration of trust or charter. The amendment requires the favorable vote a majority of the Board Members then in office followed by the favorable vote of the holders of not less than 75% of the shares of each affected class or series outstanding, voting as separate classes or series, unless such amendment has been approved by 80% of the Board Members, in which case approval by a 1940 Act Majority of such Fund’s shareholders is required. With respect to the Acquiring Fund, the Acquiring Fund’s Charter provides that a favorable vote of the holders of at least 66 2/3% of the outstanding shares of capital stock entitled to be voted on the matter shall be required to convert the Acquiring Fund to an open-end investment company, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the Acquiring Fund’s Board Members, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Acquiring Fund entitled to vote thereon shall be required.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s Common Shares would cease to be listed on the NYSE or NYSE American, as applicable. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of its Fund’s investment objective and policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

Record Date

The Funds’ have fixed the close of business on January 29, 2018 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each Share held, with no Shares having cumulative voting rights.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting. For each of BLJ and BNJ, a list of shareholders of record as of the Record Date will be available at the offices of such Funds, 100 Bellevue Parkway, Wilmington, DE 19809, for inspection by such Fund’s shareholders during regular business hours beginning ten days prior to the date of the Special Meeting.

As of the Record Date, the Funds had the following number of Common Shares and preferred shares outstanding:

Title of Class	BLJ	BNJ	Acquiring Fund (MYJ)
Common Shares	[ • ]	[ • ]	[ • ]
VRDP Shares	187	—	1,022
VMTP Shares	—	591	—

Proxies

Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at 40 East 52nd Street, New York, New York 10022, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. For BLJ and BNJ, the holders of a majority of the shares entitled to vote on any matter at the Special Meeting present in person or by proxy shall constitute a quorum at such Special Meeting of the shareholders for purposes of conducting business on such matter. For the Acquiring Fund, the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum to conduct business at the Special Meeting, except with respect to any matter which requires approval by a separate vote of one or more classes or series of shares, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class or series shall constitute a quorum to conduct business at the Special Meeting. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the chair of the Special Meeting shall have power to adjourn the meeting from time to time, in the manner provided in the Fund’s bylaws, until a quorum shall be present or represented.

The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund’s shares are listed.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1-2 before the Special Meeting. Proposals 1-2 are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes are not treated as votes “FOR” a proposal.

BLJ VRDP Holders are being asked to consider Proposals 1(A) and 1(B) below. With respect to Proposals 1(A) and 1(B), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposals.

BNJ VRDP Holders are being asked to consider Proposals 1(C) and 1(D) below. With respect to Proposals 1(C) and 1(D), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposals.

Acquiring Fund VRDP Holders are being asked to consider Proposals 1(E), 1(F), 2(A) and 2(B) below. With respect to Proposals, 1(E), 1(F), 2(A) and 2(B), abstentions will be counted as “votes cast” and will therefore have the same effect as votes “AGAINST” the proposals and broker non-votes will not have any effect on the result of the vote.

Voting Requirement for Proposal 1: The Reorganizations of the Funds

Proposals	Required Approval of Shareholders
Proposal 1(A): The common shareholders and
VRDP Holders of BLJ are being asked to vote as
a single class on a proposal to approve the BLJ
Reorganization Agreement and the transactions
contemplated therein, including the termination
of BLJ’s registration under the 1940 Act and
BLJ’s dissolution in accordance with its
Agreement and Declaration of Trust and
Delaware law.	1940 Act Majority

Proposal 1(B): The VRDP Holders of BLJ are
being asked to vote as a separate class on a
proposal to approve the BLJ Reorganization
Agreement and the transactions contemplated
therein, including the termination of BLJ’s
registration under the 1940 Act and BLJ’s
dissolution in accordance with its Agreement and
Declaration of Trust and Delaware law.	1940 Act Majority

Proposal 1(C): The common shareholders and
VMTP Holders of BNJ are being asked to vote as
a single class on a proposal to approve the BNJ
Reorganization Agreement and the transactions
contemplated therein, including the termination
of BNJ’s registration under the 1940 Act and
BNJ’s dissolution in accordance with its
Agreement and Declaration of Trust and
Delaware law.	1940 Act Majority

Proposal 1(D): The VMTP Holders of BNJ are
being asked to vote as a separate class on a
proposal to approve the BNJ Reorganization
Agreement and the transactions contemplated
therein, including the termination of BNJ’s
registration under the 1940 Act and BNJ’s
dissolution in accordance with its Agreement and
Declaration of Trust and Delaware law.	1940 Act Majority

Proposal 1(E): The VRDP Holders of the Acquiring
Fund are being asked to vote as a separate class
on a proposal to approve the BLJ Reorganization
Agreement and the transactions contemplated
therein, including the issuance of additional
Acquiring Fund VRDP Shares in connection with
the BLJ Reorganization.	Majority of Outstanding VRDP Shares

Proposals	Required Approval of Shareholders
Proposal 1(F): The VRDP Holders of the Acquiring
Fund are being asked to vote as a separate class
on a proposal to approve the BNJ Reorganization
Agreement and the transactions contemplated
therein, including the issuance of additional
Acquiring Fund VRDP Shares in connection with
the BNJ Reorganization.	Majority of Outstanding VRDP Shares

Voting Requirement for Proposal 2: The Issuance of Acquiring Fund Common Shares

Proposals	Required Approval of Shareholders
Proposal 2(A): The common shareholders and
VRDP Holders of the Acquiring Fund are being
asked to vote as a single class on a proposal to
approve the issuance of additional Acquiring
Fund Common Shares in connection with the BLJ
Reorganization.	Majority of the Votes Cast

Proposal 2(B): The common shareholders and
VRDP Holders of the Acquiring Fund are being
asked to vote as a single class on a proposal to
approve the issuance of additional Acquiring
Fund Common Shares in connection with the
BNJ Reorganization.	Majority of the Votes Cast

ADDITIONAL INFORMATION

Share Ownership Information

Information relating to each Board Member’s share ownership in each Fund and in the other funds in the Closed-End Complex that are overseen by the respective director (“Supervised Funds”) as of November 30, 2017 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Common Shares in BLJ	Aggregate Dollar Range of Common Shares in BNJ	Aggregate Dollar Range of Common Shares in the Acquiring Fund (MYJ)	Aggregate Dollar Range of Common Shares in Supervised Funds	Aggregate Dollar Range of Common Shares and Share Equivalents in Supervised Funds
Interested Board Members
John M. Perlowski	N/A	N/A	$10,001 - $50,000	Over $100,000	Over $100,000
Barbara G. Novick	N/A	N/A	N/A	Over $100,000	Over $100,000

Independent Board Members
Michael J. Castellano	$1-$10,000	$10,001-50,000	$10,001-$50,000	Over $100,000	Over $100,000
Richard E. Cavanagh	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000	Over $100,000
Cynthia L. Egan	N/A	N/A	N/A	Over $100,000	Over $100,000
Frank J. Fabozzi	N/A	N/A	N/A	$10,001-$50,000	Over $100,000
Jerrold B. Harris	N/A	N/A	N/A	Over $100,000	Over $100,000
R. Glenn Hubbard	N/A	N/A	N/A	Over $100,000	Over $100,000
W. Carl Kester	N/A	N/A	N/A	Over $100,000	Over $100,000
Catherine A. Lynch	N/A	N/A	N/A	$50,001-$100,000	Over $100,000
Karen P. Robards	N/A	N/A	N/A	Over $100,000	Over $100,000

As of November 30, 2017, none of the Independent Board Members of each Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Board Member of each Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving each Fund, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

As of November 30, 2017, the Independent Board Members (and their respective immediate family members) did not beneficially own securities of the Investment Advisor, or an entity controlling, controlled by or under common control with the Investment Advisor (not including registered investment companies).

As of November 30, 2017, the officers and Board Members of each Fund, as a group, beneficially owned less than 1% of the outstanding Common Shares of each such Fund and none of the outstanding VRDP or VMTP Shares of each such Fund.

5% Beneficial Share Ownership

Unless otherwise indicated, the information set forth below is as of November 30, 2017. To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding Common Shares, except as set forth below.

Fund	Investor	Address	Common Shares Held	Common Shares % Held	Preferred Shares Held	Preferred Shares % Held
BLJ	Citibank, N.A.(1)	399 Park Avenue New York, New York 10022	—	—	187 VRDP Shares	100%

BLJ	First Trust Portfolios, L.P.(2)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	157,866	6.78%	—	—

BNJ	Wells Fargo & Company(3)	420 Montgomery Street, San Francisco, CA 94163	—	—	591 VMTP Shares	100%

BNJ	First Trust Portfolios, L.P.(2)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	512,864	6.69%	—	—

Acquiring Fund (MYJ)	Citibank, N.A.(1)	399 Park Avenue New York, New York 10022	—	—	1,022 VRDP Shares	100%

Acquiring Fund (MYJ)	First Trust Portfolios, L.P.(2)	120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	748,795	5.22%	—	—

†	The information contained in this table is based on Schedule 13D/13G filings made on or before November 30, 2017.

(1)	Citibank, N.A., Citicorp and Citigroup, Inc. filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(2)	First Trust Portfolios, L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate their holdings as to each entity.

(3)

Wells Fargo & Company filed a Schedule 13G on behalf of the following subsidiaries: Wells Fargo Bank, National Association. According to the Schedule 13G, aggregate beneficial ownership reported by Wells Fargo & Company is on a consolidated basis and includes any beneficial ownership separately reported on the Schedule 13G by a subsidiary.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Funds’ Board Members, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, the Investment Advisor and certain officers of the Investment Advisor (the “Section 16 insiders”), including in some cases former Section 16 insiders for a period of up to 6 months, to file reports on holdings of, and transactions in, Fund shares with the SEC and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Funds and representations from these reporting persons, each Fund believes that its Board Members, executive officers, ten percent holders, the Investment Advisor and certain officers of the Investment Advisor met all such applicable SEC filing requirements for the Funds’ most recently concluded fiscal year, except for any late filings disclosed in previous proxy statements.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed [                ] to be each Fund’s independent registered public accounting firm. [                ] is located at [                ].

The financial statements of the Funds appearing in the Acquiring Fund’s Annual Report for the year ended July 31, 2017, in BLJ’s Annual Report for the year ended August 31, 2017 and in BNJ’s Annual Report for the year ended July 31, 2017, respectively, are incorporated by reference herein. The financial statements have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganizations will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the Funds. Certain legal matters concerning the issuance of Acquiring Fund Shares will be passed upon by Miles & Stockbridge P.C., which serves as special Maryland counsel to the Acquiring Fund.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, 40 East 52nd Street, New York, NY 10055, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a Fund shareholder intends to present a proposal at the 2018 annual meeting of the Fund’s shareholders and desires to have the proposal included in such Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the appropriate Fund by Wednesday, February 7, 2018. In the event a Fund moves the date of its 2018 annual shareholder meeting by more than 30 days from the anniversary of its 2017 annual shareholder meeting, shareholder submissions of proposals for inclusion in such Fund’s proxy statement and proxy card for the 2018 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Fund at a reasonable time before the Fund begins to print and send its proxy materials in connection with the 2018 annual shareholder meeting.

Shareholders who do not wish to submit a proposal for inclusion in a Fund’s proxy statement and form of proxy for the 2018 annual shareholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2018 annual shareholder meeting in accordance with the bylaws of the Fund. The bylaws for all of the Funds require that advance notice be given to the Fund in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2018 annual shareholder meeting must be in writing, comply with the requirements of the Fund’s bylaws and, assuming that the 2018 annual shareholder meeting is held within 25 days of July 25, 2018, must be received by the Fund between Sunday, February 25, 2018 and Tuesday, March 27, 2018.

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Fund’s principal executive offices by March 27, 2018. In the event a Fund moves the date of its 2018 annual shareholder meeting by more than 25 days from the anniversary of its 2017 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2018 annual shareholder meeting in accordance with the advance notice provisions of the bylaws of a Fund must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for the 2018 annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the bylaws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its bylaws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 100 Bellevue Parkway, Wilmington, DE 19809, or by calling toll free at 1-800-882-0052.

For all Funds, written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, NY 10022.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of their Fund, 40 East 52nd Street, New York, NY 10022. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO of their respective Fund, 40 East 52nd Street, New York, NY 10022 . Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Fund(s).

Solicitation is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about February 9, 2018, but may also be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Investment Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s Shares. The Funds and the Investment Advisor have retained Georgeson, LLC to assist with the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson, LLC will be paid approximately $12,735, $27,869 and $31,862 by BLJ, BNJ and the Acquiring Fund, respectively, for such services (including reimbursements of out-of-pocket expenses) with respect to the solicitation of proxies from the Common Shares, the VRDP Shares and the VMTP Shares. Georgeson, LLC may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Special Meeting

Attendance at the Special Meeting will be limited to each Funds’ shareholders as of the Record Date and valid proxyholders. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Shareholders holding Shares in brokerage accounts or by a bank or other nominee will be required to show satisfactory proof of ownership of Shares in a Fund, such as a voting instruction form (or a copy thereof) or a letter from the shareholder’s bank, broker or other nominee or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting.

If you are a registered shareholder, you may vote your Shares in person by ballot at the Special Meeting. If you hold your Shares in a brokerage account or through a broker, bank or other nominee, you will not be able to vote in person at the Special Meeting, unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) information the Funds receive from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.

If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

Incorporation by Reference

The financial statements of the Acquiring Fund for the fiscal year ended July 31, 2017 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October 10, 2017.

The financial statements of BLJ for the fiscal year ended August 31, 2017 are incorporated by reference herein to BLJ’s annual report filed on Form N-CSR on November 3, 2017.

The financial statements of the BNJ for the fiscal year ended July 31, 2017 are incorporated by reference herein to BNJ’s annual report filed on Form N-CSR on October 10, 2017.

See “Financial Statements.”

Adjournments and Postponements

Failure of a quorum to be present at the Special Meeting may necessitate adjournment. The Board of each Fund, prior to the Special Meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the Special Meeting may also adjourn the Special Meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place by which shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of the Special Meeting may adjourn the Special Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the record date.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. The PNC Financial Services Group, Inc. (“PNC”) is BlackRock’s largest stockholder and is an affiliate of BlackRock for 1940 Act purposes.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

[ • ]

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

[    ]

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, [    ], a registered non-diversified closed-end investment company, File No. [    ] (the “Target Fund”) and BlackRock MuniYield New Jersey Fund, Inc., a registered non-diversified closed-end investment company, File No. 811-06570 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the state of Maryland, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of the consummation of the Reorganization to the approval and adoption of this Agreement and

(i) the issuance of additional Acquiring Fund VRDP Shares (as defined in Section 1(o) herein) in connection with the Reorganization by the holders of the Acquiring Fund VRDP Shares (“Acquiring Fund VRDP Holders”) voting as a separate class, and

(ii) in the case of the issuance of additional Acquiring Fund Common Shares (as defined in Section 1(o) herein) in connection with the Reorganization to the approval of such issuance of additional Acquiring Fund Common Shares by the common shareholders of the Acquiring Fund (“Acquiring Fund Common Shareholders” and together with the Acquiring Fund VRDP Holders, the “Acquiring Fund Shareholders”) and the Acquiring Fund VRDP Holders voting as a single class, in each case as described in Sections 9(a) and (b) hereof.

(d) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Directors, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by [    ], each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(f) An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Shares (as defined in Section 1(o) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(l) herein) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(i) The Acquiring Fund is not obligated under any provision of its charter or by-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2017, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(k) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the common shareholders of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(m) The proxy statement for the Acquiring Fund VRDP Holders and holders of the Target Fund [VRDP/VMTP]1 Shares (as defined in section 2(o) herein) (the “Target Fund [VRDP/VMTP]2 Holders”) with respect to the transactions contemplated herein, and any supplement or amendment thereto (the “Preferred Shares Proxy Statement”) or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Preferred Shares Proxy Statement.

(n) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o) The Acquiring Fund is authorized to issue 199,994,218 shares of common stock, par value $0.10 per share (the “Acquiring Fund Common Shares”) and 1,800 preferred shares of beneficial interest of Series W-7 Variable Rate Demand Preferred Shares or any other series of Variable Rate Demand Preferred Shares (“VRDP Shares”), par value $0.10 per share and liquidation preference $100,000 per share (“Acquiring Fund VRDP Shares” and together with Acquiring Fund Common Shares, the “Acquiring Fund Shares”). Each outstanding Acquiring Fund Share is fully paid and nonassessable, and has the voting rights provided by the Acquiring Fund’s charter and applicable law.

[1]	VRDP for BLJ and VMTP for BNJ.
[2]	VRDP for BLJ and VMTP for BNJ.

(p) The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(q) The Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s charter or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(r) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(s) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Shares to the Target Fund Shareholders.

(t) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Target Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the Delaware Statutory Trust Act (the “DSTA”), and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Target Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited

by [    ], and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h) The Target Fund is not obligated under any provision of its agreement and declaration of trust or bylaws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the fiscal year ended [ ], 2017, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m) The Preferred Shares Proxy Statement for the Target Fund [VRDP/VMTP]3 Holders with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the Preferred Shares Proxy Statement.

(n) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

[(o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share (the “Target Fund Common Shares”) and 187 preferred shares of beneficial interest of Series W-7 Variable Rate Demand Preferred Shares, par value $0.001 per share and liquidation preference $100,000 per share (“Target Fund VRDP

[3]	VRDP for BLJ and VMTP for BNJ.

Shares” and together with Target Fund Common Shares, the “Target Fund Shares”). Each outstanding Target Fund Share is fully paid and nonassessable, except as provided by the Target Fund’s agreement and declaration of trust, and has the voting rights provided by the Target Fund’s agreement and declaration of trust and applicable law.]4

[(o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share (the “Target Fund Common Shares”) and 591 preferred shares of beneficial interest of Series W-7 Variable Rate Muni Term Preferred Shares, par value $0.001 per share and liquidation preference $100,000 per share (“Target Fund VMTP Shares” and together with Target Fund Common Shares, the “Target Fund Shares”). Each outstanding Target Fund Share is fully paid and nonassessable, except as provided by each Target Fund’s agreement and declaration of trust, and has the voting rights provided by each Target Fund’s agreement and declaration of trust and applicable law.]5

(p) All of the issued and outstanding Target Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(q) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the Reorganization, except in distribution to the Target Fund Shareholders as provided in Section 3 of this Agreement.

(r) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(s) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3. THE REORGANIZATION.

[(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the laws of Maryland.]6

[(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, the Target Fund’s issuance of 591 preferred shares of beneficial interest of Series W-7 Variable Rate Demand Preferred Shares, par value $0.001 per share and liquidation preference $100,000 per share (“Target Fund VRDP Shares”) and the redemption by the Target Fund of all outstanding Target Fund VMTP Shares with the proceeds from such issuance (the “VMTP Refinancing”), and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including

[4]	Applicable only to BLJ.
[5]	Applicable only to BNJ.
[6]	Applicable only to BLJ

interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the laws of Maryland.]7

(b) If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Joint Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such distributions (“UNII Distributions”) on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(d) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Shares received by it to its shareholders in exchange for their Target Fund Common Shares and Target Fund VRDP Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(f) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

[7]	Applicable only to BNJ.

(g) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(h) The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving under the DSTA and will withdraw its authority to do business in any state where it is registered.

(i) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4. ISSUANCE AND VALUATION OF ACQUIRING FUND SHARES IN THE REORGANIZATION.

(a) A number of Acquiring Fund Common Shares with an aggregate net asset value equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund, which shall be determined as set forth below. The value of each Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Fund.

(b) A number of Acquiring Fund VRDP Shares equal to the number of Target Fund VRDP Shares outstanding immediately prior to the Closing Date, with the terms described in the Preferred Shares Proxy Statement, shall be issued by the Acquiring Fund to the Target Fund. No fractional Acquiring Fund VRDP Shares will be issued. Each Acquiring Fund VRDP Share issued to the Target Fund in exchange for a Target Fund VRDP Share will have a liquidation preference of $100,000 plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date. The Target Fund may pay any such accumulated and unpaid dividends prior to the Closing Date.

(c) The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, the amounts of their liabilities, and the liquidation preference (including accumulated and unpaid dividends) of the Target Fund VRDP Shares and the Acquiring Fund VRDP Shares shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value or liquidation preference so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference (including accumulated and unpaid dividends) per share of the Acquiring Fund VRDP Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved.

For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding

Target Fund VRDP Shares or Acquiring Fund VRDP Shares, as the case may be, shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

(d) The Acquiring Fund shall issue to the Target Fund certificates, share deposit receipts or book entry interests for the Acquiring Fund Common Shares registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares by redelivering the certificates, share deposit receipts or book entry interests evidencing ownership of the Acquiring Fund Common Shares to the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its Target Fund Shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

(e) The Acquiring Fund shall issue to the Target Fund book entry interests for the Acquiring Fund VRDP Shares registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund VRDP Shares to the [Target Fund VRDP Holders]8 / [holders of the Target Fund VRDP Shares (the “Target Fund VRDP Holders”)]9 by redelivering the book entry interests evidencing ownership of the Acquiring Fund VRDP Shares to the transfer agent and registrar for the Acquiring Fund VRDP Shares for distribution to the Target Fund VRDP Holders on the basis of each holder’s proportionate holdings of the Target Fund VRDP Shares. In connection with such issuance, the Acquiring Fund shall amend the Acquiring Fund VRDP Shares’ Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (the “Articles Supplementary”), Notice of Special Rate Period, share certificates representing such VRDP Shares, and such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case as of the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document, to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(f) No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Acquiring Fund Common Shares.

[8]	Applicable to BLJ.
[9]	Applicable to BNJ.

5. PAYMENT OF EXPENSES.

(a) The Target Fund and the Acquiring Fund will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Trustees or Directors (the “Board”), expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement and the Preferred Shares Proxy Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Joint Proxy Statement/Prospectus, the Preferred Shares Proxy Statement and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the preferred shares, legal fees incurred in connection with amending the transaction documents for the preferred shares, which may include the legal fees of counterparties and service providers to the extent applicable, [fees and expenses incurred in connection with the VMTP Refinancing,]10 legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, rating agency fees associated with the ratings of the preferred shares in connection with the Reorganization, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds, provided, that the Acquiring Fund’s investment adviser may bear all or a portion of the reorganization expenses of each Fund. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6. COVENANTS OF THE FUNDS.

(a) COVENANTS OF EACH FUND.

(i) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

(ii) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii) The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP

[10]	Applicable only to BNJ.

(“Skadden”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).

(iv) In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(v) The Acquiring Fund VRDP Shares to be transferred to the Target Fund for distribution to the Target Fund VRDP Holders on the Closing Date shall only be distributed to the Target Fund VRDP Holders in accordance with an available exemption from registration under the 1933 Act, in a manner not involving any public offering within the meaning of Section 4(2) of the 1933 Act.

(vi) Each Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Reorganization.

(b) COVENANTS OF THE ACQUIRING FUND.

(i) The Acquiring Fund will file the N-14 Registration Statement and the Preferred Shares Proxy Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement and the Preferred Shares Proxy Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.

(iv) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(v) The Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to the Acquiring Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Acquiring Fund VRDP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(vi) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization to be rated no lower than the rating assigned to the Acquiring Fund VRDP Shares immediately prior to the Closing Date by the rating agencies then rating the Acquiring Fund VRDP Shares.

(vii) The Acquiring Fund shall use reasonable efforts to amend the following documents to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization: (1) the Articles Supplementary; (2) the Notice of Special Rate Period for the Acquiring Fund VRDP Shares; (3) share certificates representing Acquiring Fund VRDP Shares; (4) the VRDP Shares Fee Agreement for the Acquiring Fund VRDP Shares; (5) the VRDP Shares Purchase Agreement for the Acquiring Fund VRDP Shares; (6) the VRDP Shares Remarketing Agreement for the Acquiring Fund VRDP Shares; (7) the Tender and Paying Agent Agreement for the Acquiring Fund VRDP Shares; and (8) such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case by the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document.

(c) COVENANTS OF THE TARGET FUND.

(i) The Target Fund agrees that following the consummation of the Reorganization, it will dissolve in accordance with the DSTA and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to the Target Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Target Fund [VRDP/VMTP]11 Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv) After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(v) Upon the request of the Acquiring Fund, the Target Fund shall use reasonable efforts to perform the following actions by the Closing Date or such later time as may be agreed to by the Acquiring Fund: (a) terminate the VRDP Shares Fee Agreement, VRDP Shares Purchase Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement and such other agreements, instruments or documents related to the Target Fund VRDP Shares, (b) withdraw the ratings assigned to the Target Fund

[11]	VRDP for BLJ and VMTP for BNJ.

VRDP Shares, (c) cancel the share certificates representing Target Fund VRDP Shares, and (d) withdraw or deregister the Target Fund VRDP Shares from The Depository Trust Company.

[(vi) Upon the approval of this Agreement by the requisite shareholders of the Funds, the Target Fund agrees to use reasonable efforts to consummate the VMTP Refinancing prior to the Closing Date.]12

7. CLOSING DATE.

(a) The closing of the Reorganization (the “Closing”) shall occur prior to the opening of the NYSE at the offices of Skadden, Four Times Square, New York, New York 10036, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) On the Closing Date, the Target Fund shall deliver its assets that are to be transferred, together with any other Target Fund Investments, to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record on the Closing Date and the number of Target Fund Common Shares and Target Fund VRDP Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Common Shares and Target Fund VRDP Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8. CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been approved by at least two-thirds of the members of the Board of the Target Fund and by the affirmative vote of the Target Fund Common Shareholders and the Target Fund [VRDP/VMTP]13 Holders, voting as a single class, representing a 1940 Act Majority (as defined below) of the outstanding shares entitled to vote on this Agreement, and by the affirmative vote of the Target Fund [VRDP/VMTP]14 Holders, voting as a separate class, representing a 1940 Act Majority (as defined below) of the outstanding VRDP Shares entitled to vote on this Agreement. A “1940 Act Majority” means the

[12]	Applicable only to BNJ.
[13]	VRDP for BLJ and VMTP for BNJ.
[14]	VRDP for BLJ and VMTP for BNJ.

affirmative vote of either (i) 67% or more of the class or classes of Target Fund Shares entitled to vote on such proposal present at the Target Fund’s shareholder meeting where this Agreement shall be approved, if the holders of more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal are present or represented by proxy or (ii) more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal, whichever is less.

(b) That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Shares in connection with the Reorganization adopted by the Board of the Acquiring Fund, (ii) a certificate setting forth the vote of the Acquiring Fund VRDP Holders, voting as a separate class, approving this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, and the vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VRDP Holders, voting as a single class, approving the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization, and (iii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Acquiring Fund’s Secretary or any Assistant Secretary.

(c) That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(d) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the Target Fund shall have received the opinion of counsel(s) to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) the Acquiring Fund is validly existing as a corporation in good standing under the laws of the State of Maryland;

(ii) the Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(iii) the Acquiring Fund has the power and authority to execute, deliver and perform all of its obligations under this Agreement; the execution and delivery of and the consummation by the Acquiring Fund of the transactions contemplated under this Agreement have been duly authorized by all requisite action of the Acquiring Fund; and this Agreement has been duly executed by the Acquiring Fund;

(iv) the execution, delivery and performance of this Agreement by the Acquiring Fund do not and will not conflict with, or result in any breach of or constitute a default under, any provision of the Acquiring Fund’s charter and bylaws or any Maryland statute applicable to the Acquiring Fund;

(v) no approval of any governmental authority of the State of Maryland having jurisdiction over the Acquiring Fund is required in connection with the execution and delivery of this Agreement by the Acquiring Fund or the performance by the Acquiring Fund of its obligations thereunder;

(vi) this Agreement constitutes the valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the laws of the State of Delaware;

(vii) neither the execution and delivery by the Acquiring Fund of this Agreement nor the performance by the Acquiring Fund of its obligations under this Agreement: (i) conflicts with the charter or bylaws of the Acquiring Fund; (ii) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Acquiring Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Acquiring Fund; or (iv) violates the 1940 Act or any law, rule or regulation of the State of Delaware or the State of Maryland;

(viii) neither the execution and delivery by the Acquiring Fund of this Agreement nor the performance by the Acquiring Fund of its obligations under this Agreement requires or will require the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of Maryland, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made;

(ix) neither the execution and delivery by the Acquiring Fund of this Agreement nor the enforceability of this Agreement against the Acquiring Fund requires or will require the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under any law, rule or regulation of the State of Delaware, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made; and

(x) the issuance of the Acquiring Fund Shares to be issued in the manner contemplated by the N-14 Registration Statement and as contemplated by this Agreement has been duly authorized and, when issued in accordance with the Agreement as the effective time, the Acquiring Fund Shares will be validly issued, fully paid and non-assessable.

(g) That the Target Fund shall have obtained an opinion from counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(h) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

(j) That the liquidity provider for the Target Fund VRDP Shares shall have consented to this Agreement.

[(k) That the VMTP Refinancing shall have been consummated prior to the Closing Date.]15

9. CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund VRDP Holders, voting as a separate class, of a majority of the outstanding Acquiring Fund VRDP Shares.

(b) That the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VRDP Holders, voting as a single class, of a majority of the votes cast at the Acquiring Fund’s shareholder meeting where such issuance of additional Acquiring Fund Common Shares shall be approved.

(c) The Target Fund shall have delivered (including in electronic format) to the Acquiring Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Common Shareholders and the Target Fund VRDP/VMTP]16 Holders, voting as a single class, approving this Agreement, and the vote of the Target Fund [VRDP/VMTP]17 Holders, voting as a separate class, approving this Agreement, and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Target Fund’s Secretary or any Assistant Secretary.

(d) That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(e) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same

[15]	Applicable to BNJ.
[16]	VRDP for BLJ and VMTP for BNJ.
[17]	VRDP for BLJ and VMTP for BNJ.

effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(f) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(g) That the Acquiring Fund shall have received the opinion of counsel(s) for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i) based solely on its review of a certificate, and a bringdown verification thereof, dated as of the Closing Date, from the Secretary of State of the State of Delaware with respect to the Target Fund’s existence and good standing in the State of Delaware, the Target Fund is validly existing and in good standing under the DSTA;

(ii) the Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act;

(iii) the Target Fund has the statutory trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the DSTA;

(iv) this Agreement has been duly authorized, executed and delivered by all requisite statutory trust action on the part of the Target Fund under the DSTA;

(v) this Agreement constitutes the valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the laws of the State of Delaware;

(vi) neither the execution and delivery by the Target Fund of this Agreement nor the performance by the Target Fund of its obligations under this Agreement: (i) conflicts with the agreement and declaration of trust or bylaws of the Target Fund; (ii) constitutes a material violation of, or a default under, any material contract, agreement, instrument or other document pertaining to, or material to the business or financial condition of, the Target Fund; (iii) contravenes any material judgment, order or decree of courts or other governmental authorities or arbitrators that are material to the business or financial condition of the Target Fund; or (iv) violates the 1940 Act or any law, rule or regulation of the State of Delaware; and

(vii) neither the execution and delivery by the Target Fund of this Agreement nor the enforceability of this Agreement against the Target Fund requires or will require the consent, approval, licensing or authorization of, or any filing, recording or registration with, any governmental authority under the 1940 Act or any law, rule or regulation of the State of Delaware, except for those consents, approvals, licenses and authorizations already obtained and those filings, recordings and registrations already made.

(h) That the Acquiring Fund shall have obtained an opinion from counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(i) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(k) That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(l) That the liquidity provider for the Acquiring Fund VRDP Shares shall have consented to this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(m) That the liquidity provider, remarketing agent, tender and paying agent and the rating agencies for the Acquiring Fund VRDP Shares shall have consented to any amendments to the Articles Supplementary, the notice of special rate period for the special rate period in effect for the Acquiring Fund VRDP Shares as of the Closing Date, the share certificate of the Acquiring Fund VRDP Shares and such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares that are necessary to reflect the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, but only to the extent such consent is required under the Related Documents (as defined in the Articles Supplementary).

[(n) That the VMTP Refinancing shall have been consummated prior to the Closing Date.]18

10. TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Acquiring Fund and the Target Fund; (ii) by the Board of the Target Fund if any condition of the Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iii) by the Board the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2019, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Acquiring Fund and the Target Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

[18]	Applicable to BNJ.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified

Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to [ ] c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, New York 10022, Attention: [ ], [ ] of the Target Fund or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to BlackRock MuniYield New Jersey Fund, Inc. c/o BlackRock Advisors, LLC, 40 East 52nd Street New York, New York 10022, Attention: [ ], [ ] of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.

(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

By:
Name:
Title:

[TARGET FUND]

By:
Name:
Title:

APPENDIX B – DESCRIPTION OF VRDP SHARES AND RISKS

DESCRIPTION OF VRDP SHARES

The following is a description of the terms of the Acquiring Fund VRDP Shares. The following description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the VRDP Shares in the Articles Supplementary, the Fee Agreement, the VRDP Shares Purchase Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement, filed as exhibits to the registration statement on Form N-14 filed with the SEC on [•], 2017. Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them herein in “—Glossary.”

Terms Applicable to the VRDP Shares Generally

The following is a description of the terms of the Acquiring Fund VRDP Shares, which is applicable for all Rate Periods, except to the extent specified in the terms of the Current Special Rate Period. The Acquiring Fund VRDP Shares are currently in a special rate period that will end on June 20, 2018 or such later date to which it may be extended (such period, the “Current Special

Rate Period”). For information about the terms of the Acquiring Fund VRDP Shares during the Current Special Rate Period, please see “—Terms Applicable to the VRDP Shares During the Current Special Rate Period,” discussed below.

General

The Articles Supplementary currently authorizes 1,022 VRDP Shares. If the Reorganizations are consummated, the Articles Supplementary will be amended to reflect the authorization of an additional 778 VRDP Shares. Please see the form of such amendment attached as Appendix C. All VRDP Shares have a liquidation preference of $100,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The VRDP Shares rank on parity with each other and with shares of any other series of Preferred Shares as to the payment of dividends by the Acquiring Fund and the distribution of assets upon liquidation. All VRDP Shares carry one vote per share on all matters on which such shares are entitled to be voted. VRDP Shares, when issued, are expected to be fully paid and nonassessable and have no preemptive, conversion or cumulative voting rights.

Cumulative Cash Dividends and Dividend Periods

General. Holders are entitled to receive, when declared, cumulative cash dividends at the Applicable Rate for the VRDP Shares, payable on the Dividend Payment Date to the holders of record on such dates with respect to VRDP Shares. Holders are not entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends on VRDP Shares. No interest, or sum of money in lieu of interest, are payable in respect of any dividend payment or payments on VRDP Shares which may be in arrears, and, except that the Acquiring Fund is required to pay as a supplemental dividend a Late Charge (as defined below) on account of a Failure to Deposit (as discussed below), no additional sum of money will be payable in respect of any such arrearage. Each dividend on VRDP Shares are declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date.

The Dividend Payment Date with respect to the VRDP Shares is generally the first (1st) Business Day of each calendar month.

In connection with any transfer of VRDP Shares, the transferor as Beneficial Owner of VRDP Shares are deemed to have agreed pursuant to the terms of the VRDP Shares to transfer to the transferee the right to receive from the Acquiring Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the VRDP Shares in exchange for payment of the Purchase Price for such VRDP Shares by the transferee.

Determination of Applicable Rate. The Applicable Rate is generally determined by the Remarketing Agent on and as of each Rate Determination Date as the lowest rate under then-existing market conditions that in the Remarketing Agent’s sole judgment would result in the VRDP Shares on the first (1st) day of the Subsequent Rate Period next succeeding the Rate Determination Date having a market value equal to the Liquidation Preference thereof (plus accumulated but unpaid dividends thereon, whether or not earned or declared). The Applicable Rate will not exceed the Maximum Rate. Notwithstanding the foregoing, the Applicable Rate for a Subsequent Rate Period that has been designated a Special Rate Period may be determined in accordance with the Notice of Special Rate Period designating such Special Rate Period.

In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs is required to be adjusted to the

Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread) and the Maximum Rate will continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after the Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days.

For each Subsequent Rate Period, the dividend rate on VRDP Shares is expected to be equal to the rate per annum that results from the Applicable Rate Determination for the VRDP Shares on the Rate Determination Date immediately preceding such Subsequent Rate Period; provided, however, that:

(A)	if an Applicable Rate Determination for any such Subsequent Rate Period is not held for any reason other than as described below or in the Articles Supplementary, the dividend rate on the VRDP Shares for such Subsequent Rate Period is required to be adjusted to the Maximum Rate for the VRDP Shares on the Rate Determination Date therefor;

(B)	in the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs is required to be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread), and the Maximum Rate is required to continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after a Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days;

(C)

if any Failure to Deposit occurs with respect to the VRDP Shares during any Dividend Period, but, prior to 12:00 noon, New York City time, on the third (3rd) Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit has been cured in accordance with the Articles Supplementary and the Acquiring Fund has paid to the Tender and Paying Agent a late charge (“Late Charge”) daily supplemental dividends equal in the aggregate to the sum of (1) if such Failure to Deposit consisted of the failure to timely pay to the Tender and Paying Agent the full amount of dividends with respect to any Dividend Period of the VRDP Shares, an amount computed by multiplying (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period plus 2.00% by (y) a fraction, the numerator of which will be the number of days for which such Failure to Deposit has not been cured in accordance with the Articles Supplementary (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which will be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding VRDP Shares (with the amount for each individual day that such Failure to Deposit occurs or continues uncured being declared as a supplemental dividend on that day) and (2) if such Failure to Deposit consisted of the failure to timely pay to the Tender and Paying Agent the Redemption Price of the VRDP Shares, if any, for which Notice of Redemption has been provided by the Acquiring Fund pursuant to the Articles Supplementary, an amount computed by multiplying, (x) for the Rate

Period during which such Failure to Deposit occurs on the Redemption Date, the Applicable Rate plus 2.00% by (y) a fraction, the numerator of which will be the number of days for which such Failure to Deposit is not cured in accordance with the Articles Supplementary (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which will be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding VRDP Shares to be redeemed (with the amount for each individual day that such Failure to Deposit occurs or continues uncured being declared as a supplemental dividend on that day), and if a Rate Determination Date occurs on the date on which such Failure to Deposit occurred or on either of the two Business Days succeeding that date, and the Failure to Deposit has not been cured on such Rate Determination Date in accordance with the Articles Supplementary, no Applicable Rate Determination is expected be held in respect of the VRDP Shares for the Subsequent Rate Period relating to such Rate Determination Date and the dividend rate for the VRDP Shares for such Subsequent Rate Period is required to be the Maximum Rate for the VRDP Shares on the Rate Determination Date for such Subsequent Rate Period; or

(D)	if any Failure to Deposit has occurred with respect to the VRDP Shares during any Dividend Period thereof, and, prior to 12:00 noon, New York City time, on the third (3rd) Business Day next succeeding the date on which such Failure to Deposit occurred such Failure to Deposit has not been cured in accordance with the Articles Supplementary or the Acquiring Fund has not paid the applicable Late Charge to the Tender and Paying Agent, no Applicable Rate Determination will occur in respect of the VRDP Shares for the first Subsequent Rate Period thereof thereafter (or for any Subsequent Rate Period thereof thereafter to and including the Subsequent Rate Period during which (1) such Failure to Deposit is cured in accordance with the Articles Supplementary and (2) the Acquiring Fund pays the applicable Late Charge to the Tender and Paying Agent, in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Subsequent Rate Period), and the dividend rate for the VRDP Shares for each such Subsequent Rate Period is required to be a rate per annum equal to the Maximum Rate for the VRDP Shares on the Rate Determination Date for such Subsequent Rate Period (but with the prevailing rating for the VRDP Shares, for purposes of determining such Maximum Rate, being deemed to be “below ‘BBB-’”).

The dividend rates described above are each an “Applicable Rate.”

The amount of dividends per share payable on the VRDP Shares on any Dividend Payment Date is equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period or Dividend Periods. The amount of dividends accumulated for each such Rate Period (or part thereof) is computed by multiplying the Applicable Rate in effect for such VRDP Shares for such Rate Period (or part thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or part thereof) and the denominator of which will be the actual number of days in the year (365 or 366), and multiplying such product by $100,000.

A Failure to Deposit with respect to the VRDP Shares will be cured (if such Failure to Deposit is not solely due to the willful failure of the Acquiring Fund to make the required payment to the Tender and Paying Agent) with respect to any Dividend Period if, within the respective time periods described above, the Acquiring Fund pays to the Tender and Paying Agent (A) all accumulated but unpaid dividends on the VRDP Shares and (B) without duplication, the Redemption Price for VRDP Shares, if any, for which Notice of Redemption has been provided by the Acquiring Fund pursuant to the Articles Supplementary; provided, however, that the foregoing clause (B) will not apply to the Acquiring Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent will not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

Generally, dividends on VRDP Shares are paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. Any dividend payment made on VRDP Shares that is insufficient to cover the entire amount of dividends payable are first credited against the earliest accumulated but unpaid dividends due with respect to such VRDP Shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Acquiring Fund on such date, not exceeding fifteen (15) days preceding the payment date thereof, as may be fixed by the Board of Directors.

Dividends on VRDP Shares are designated as exempt-interest dividends up to the amount of Net Tax-Exempt Income of the Acquiring Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

Inclusion of Capital Gains and/or Ordinary Income in Dividends. The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of shares must allocate to each such class proportionate amounts of each type of its income (exempt interest, ordinary income and capital gains) for each tax year based on the percentage of total dividends distributed to each class for such year. The Acquiring Fund presently intends that, so long as the Internal Revenue Service maintains this position, it expects to allocate to the fullest extent practicable net capital gains and ordinary income, if any, in each year between its Common Shares and its VRDP Shares in proportion to the total dividends paid to each class with respect to such year.

The Acquiring Fund presently intends that, for a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, it will include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on VRDP Shares in a manner such that the taxable nature of that income will be taken into account when the Remarketing Agent sets the Applicable Rate. In such event, the Acquiring Fund is required to notify the Remarketing Agent and Tender and Paying Agent of the amount to be so included (A) not later than fourteen (14) calendar days preceding the first Rate Determination Date on which the Applicable Rate for such dividend is to be established, and (B) for any successive Rate Determination Date on which the Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding Rate Determination Date. Whenever such advance notice is received from the Acquiring Fund, the Tender and Paying Agent is required to notify each Holder and the Remarketing Agent is required to promptly notify each potential Beneficial Owner or its Agent Member. With respect to a Rate Period for which such advance notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt interest income, the different types of income are expected to be paid in the same relative proportions for each day during that Rate Period.

The Acquiring Fund may also include such ordinary income or capital gains in a dividend on the VRDP Shares without giving advance notice thereof if it increases the dividends by an additional amount calculated as if such income was a Taxable Allocation (as described below) and the additional amount was a Gross-up Payment (as described below); provided that the Acquiring Fund notifies the Tender and Paying Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. The Acquiring Fund presently expects that it will include ordinary income or capital gains in dividends without giving advance notice and pay any required additional amount only for Special Rate Periods of more than twenty-eight (28) Rate Period Days, or in situations where the need to allocate taxable income to VRDP Shares was discovered after the time when such advance notice could readily have been given.

Gross-up Payments. Holders are entitled to receive, when, as, and if declared by the Board of Directors, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

(a)	If the Acquiring Fund allocates any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on VRDP Shares without either having given advance notice thereof to the Remarketing Agent or simultaneously increasing such dividend payment by an additional amount, both as discussed above (such allocation being referred to herein as a “Taxable Allocation”), the Acquiring Fund is required to, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Remarketing Agent and direct the Tender and Paying Agent to send such notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Acquiring Fund.

(b)	The Acquiring Fund is not required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Acquiring Fund.

Restrictions on Dividends and Other Distributions. Except as set forth in the next sentence, no dividends will be declared or paid or set apart for payment on the shares of any class or series of stock of the Acquiring Fund ranking, as to the payment of dividends, on a parity with VRDP Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the VRDP Shares through the most recent Dividend Payment Date. When dividends are not paid in full upon the VRDP Shares through the most recent Dividend Payment Date or upon the shares of any other class or series of stock of the Acquiring Fund ranking on a parity as to the payment of dividends with VRDP Shares through their most recent respective dividend payment dates, all dividends declared upon VRDP Shares and any other such class or series of stock ranking on a parity as to the payment of dividends with VRDP Shares are expected to be declared pro rata so that the amount of dividends declared per VRDP Share and such other class or series of stock will in all cases bear to each other the same ratio that accumulated dividends per VRDP Share and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per VRDP Share will be based on the Applicable Rate for such share effective during the Dividend Periods during which dividends were not paid in full).

The Board of Directors may not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

For so long as any VRDP Share is Outstanding, and except as set forth above and except for pro rata distributions as set forth in the Articles Supplementary, (A) the Acquiring Fund may not

declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Acquiring Fund ranking junior to or on a parity with the VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to the VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to or on a parity with VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the VRDP Shares through their most recently ended Dividend Period have been paid or have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Acquiring Fund has redeemed the full number of VRDP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Acquiring Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Acquiring Fund ranking junior to VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Acquiring Fund ranking junior to VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) would each at least equal the VRDP Shares Basic Maintenance Amount.

Designation of Special Rate Periods. The Acquiring Fund, at its option, with the prior written consent of the Liquidity Provider, may designate any succeeding Subsequent Rate Period of the VRDP Shares as a Special Rate Period (a “Special Rate Period”) consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as described in the next paragraph. A designation of a Special Rate Period is effective only with the prior written consent of the Liquidity Provider and if (A) it is permitted by applicable law and the Charter, (B) notice thereof have been given in accordance with the Articles Supplementary, (C) no VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first (1st) day of such Special Rate Period and full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full, and (D) if any Notice of Redemption has been provided by the Acquiring Fund with respect to any VRDP Shares, the Redemption Price with respect to the VRDP Shares has been deposited with the Tender and Paying Agent. In the event the Acquiring Fund wishes to designate any succeeding Subsequent Rate Period for VRDP Shares as a Special Rate Period consisting of more than twenty-eight (28) Rate Period Days, the Acquiring Fund will notify Moody’s (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) in advance of the commencement of such Subsequent Rate Period that the Acquiring Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and is required to provide Moody’s (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) with such documents as they may request.

If the Acquiring Fund proposes to designate any succeeding Subsequent Rate Period of VRDP Shares as a Special Rate Period, not less than twenty (20) (or such lesser number of days as may be agreed to from time to time by the Remarketing Agent) nor more than thirty (30) days prior to the date the Acquiring Fund proposes to designate as the first (1st) day of such Special Rate Period (which will be such day that would otherwise be the first (1st) day of a Minimum Rate Period), notice (“Notice of Proposed Special Rate Period”) will be sent by the Acquiring Fund by first-class mail, postage prepaid or by Electronic Means to the Holders with copies provided to the Tender and Paying Agent, the Liquidity Provider and the Remarketing Agent. Each such notice will state (A) that the Acquiring Fund may exercise its option to designate a succeeding Subsequent Rate Period of VRDP Shares as a Special Rate Period, specifying the first (1st) day thereof, (B) that the Acquiring Fund will, by 11:00 a.m., New York City time, on the second Business Day immediately preceding such date (or by such later time or date, or both, as may be agreed to by the Remarketing Agent) notify the Remarketing Agent of either (x) its determination, subject to certain conditions, to exercise such option, or (y) its determination not to exercise such option, (C) the Rate Determination Date immediately prior to the first (1st) day of such Special Rate Period, (D) that such Special Rate Period shall not commence if (1) any VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first (1st) day of such Special Rate Period, or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, (E) the scheduled Dividend Payment Dates for the VRDP Shares during such Special Rate Period, (F) the Special Redemption Provisions, if any, applicable to the VRDP Shares in respect of such Special Rate Period and (G) the Special Optional Tender Provisions, if any, applicable to the VRDP Shares in respect of such Special Rate Period.

No later than 11:00 a.m., New York City time, on the second Business Day immediately preceding the first (1st) day of any proposed Special Rate Period of VRDP Shares as to which notice has been given (or such later time or date, or both, as may be agreed to by the Remarketing Agent), the Acquiring Fund is required to deliver to the Remarketing Agent and the Liquidity Provider either:

(a)

a notice (“Notice of Special Rate Period”) stating (A) that the Acquiring Fund has determined to designate the next succeeding Rate Period of VRDP Shares as a Special Rate Period, specifying the same and the first (1st) day thereof, (B) the Rate Determination Date immediately prior to the first (1st) day of such Special Rate Period, (C) the rate calculation period to be used in determining the Applicable Rate if the term thereof is different from the term of the Special Rate Period and any other special provisions relating to the calculation of the Applicable Rate, including any provision for setting the Applicable Rate by reference to any index or to the ratings of the VRDP Shares or specifying any additional events or conditions the existence or occurrence of which result in adjustments to the Applicable Rate or additional fees or payments in respect of VRDP Shares (which provisions may vary provisions that are set forth in the Charter (including the Articles Supplementary), provided that the provisions and variations are clearly and expressly set forth in the Notice of Special Rate Period), (D) that such Special Rate Period will not commence if (1) any VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either such Rate Determination Date or on the first (1st) day of such Special Rate

Period, or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, (E) the scheduled Dividend Payment Dates for VRDP Shares during such Special Rate Period, (F) the Special Redemption Provisions, if any, applicable to VRDP Shares in respect of such Special Rate Period, (G) the Special Optional Tender Provisions, if any, applicable to VRDP Shares in respect of such Special Rate Period (including whether the Optional Tender provisions will be applicable or otherwise subject to special conditions during the Special Rate Period), (H) the special provisions, if any, relating to the transfer of the VRDP Shares during the Special Rate Period, (I) the special provisions, if any, related to Taxable Allocations during the Special Rate Period and any resulting Gross-up Payments during the Special Rate Period, including, but not limited to, that Section 3 of Part I and Section 6 of Part II of the Articles Supplementary will have no effect during the Special Rate Period and that, instead, alternative special provisions will be observed during such period, (J) the special provisions, if any, relating to the creation and termination of the Special Rate Period, including, but not limited to, any provisions relating to the nature and scope of the obligations and rights of the Liquidity Provider and the Remarketing Agent in connection therewith, the short-term credit ratings of the Liquidity Provider and the short-term preferred stock ratings of the VRDP Shares, the Remarketing of the VRDP Shares upon the termination of the Special Rate Period, the applicability of the redemption and certain other related provisions of the Articles Supplementary with respect to VRDP Shares held by the Liquidity Provider (whether or not in its capacity as such) during the Special Rate Period and any rights of the Acquiring Fund to request Holders of VRDP Shares to agree to an extension of the Special Rate Period prior to the termination thereof and (K) the special provisions, if any, relating to Mandatory Tender Events and Mandatory Tenders with respect to VRDP Shares during the Special Rate Period (including whether Mandatory Tender Events and Mandatory Tenders will be applicable during the Special Rate Period), such notice to be accompanied by a VRDP Shares Basic Maintenance Report showing that, as of the third (3rd) Business Day immediately preceding such proposed Special Rate Period, Moody’s Eligible Assets (if Moody’s is then rating such VRDP Shares at the request of the Acquiring Fund), Fitch Eligible Assets (if Fitch is then rating such VRDP Shares at the request of the Acquiring Fund) and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating such VRDP Shares at the request of the Acquiring Fund) each have an aggregate Discounted Value at least equal to the VRDP Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Rate Determination Date for the proposed Special Rate Period, and (b) the Moody’s Discount Factors applicable to Moody’s Eligible Assets are determined by reference to the first Exposure Period (as defined in the Moody’s Guidelines) longer than the Exposure Period then applicable to the Acquiring Fund, as described in the Moody’s Guidelines); or

(b)	a notice stating that the Acquiring Fund has determined not to exercise its option to designate a Special Rate Period for the VRDP Shares and that the next succeeding Rate Period for the VRDP Shares will be a Minimum Rate Period.

If the Acquiring Fund fails to deliver either of the notices described above by 11:00 a.m., New York City time, on the second Business Day immediately preceding the first (1st) day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Remarketing Agent and the Liquidity Provider), the Acquiring Fund will be deemed to have delivered a notice to the Remarketing Agent and the Liquidity Provider with respect to such Special

Rate Period to the effect set forth in (b) above. In the event the Acquiring Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in (a) above, it is required to file a copy of such notice with the secretary of the Acquiring Fund, and the contents of such notice will be binding on the Acquiring Fund and the Holders and Beneficial Owners of the VRDP Shares. In the event the Acquiring Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in (b) above, the Acquiring Fund is required to provide Moody’s (if Moody’s is then rating the VRDP Shares in question pursuant to the request of the Acquiring Fund) and Fitch (if Fitch is then rating the VRDP Shares in question pursuant to the request of the Acquiring Fund) and each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares in question pursuant to the request of the Acquiring Fund) a copy of such notice.

In the event the Acquiring Fund delivers to the Remarketing Agent and the Liquidity Provider a Notice of Special Rate Period, it is required to deliver, concurrently with the delivery thereof to the Remarketing Agent and the Liquidity Provider, such Notice of Special Rate Period to the Holders of the VRDP Shares subject to the Special Rate Period. During the term of the Special Rate Period, the Acquiring Fund is required to provide a copy of the Notice of Special Rate Period to (i) any Holder or Beneficial Owner of the VRDP Shares upon request and (ii) any Holder or Beneficial Owner that is a transferee in any transfer of the VRDP Shares during the Special Rate Period promptly after receiving the notice described below; provided, that the Acquiring Fund has been notified of any such transfer and has been provided with the contact information of such Holder or Beneficial Owner, as applicable.

A Notice of Special Rate Period may be amended by the Acquiring Fund at any time; provided, however, that the Acquiring Fund delivers any such amendment to the Remarketing Agent, the Liquidity Provider and the Acquiring Fund VRDP Holders subject to the Special Rate Period.

The designation of a Special Rate Period is a Mandatory Tender Event. See “Remarketing Procedures—Mandatory Tender” below.

Failed Remarketing Condition and Maximum Rate

A Failed Remarketing Condition means the occurrence of a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs is required to be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth below) and the Maximum Rate will continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after the Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days. Pursuant to the Tender and Paying Agent Agreement, the Tender and Paying Agent is required to provide notice of such Failed Remarketing Condition within two (2) Business Days of receipt by the Tender and Paying Agent of such notice of such Failed Remarketing Condition, by Electronic Means (or by first class mail, postage prepaid, in the case where the VRDP Shares are in physical form), to the Holders (with a copy to the Acquiring Fund).

The “Maximum Rate” for the VRDP Shares on any Rate Determination Date, or in respect of the occurrence of a Failed Remarketing Condition for the VRDP Shares, means the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. Any change in the definition of the Maximum Rate will require the prior written consent of the Liquidity Provider. The Maximum

Rate for VRDP Shares will depend on the long-term rating assigned to the VRDP Shares, the length of the Rate Period and whether or not the Acquiring Fund has given notification to the Remarketing Agent and the Tender and Paying Agent prior to the Applicable Rate Determination for the Rate Period pursuant to the Articles Supplementary that any ordinary income or capital gains will be included in the dividend on VRDP Shares for that Rate Period.

The “Applicable Base Rate” means (i) with respect to a Rate Period of fewer than 49 days, the greater of (a) the SIFMA Municipal Swap Index or (b) the LIBOR Rate, and (ii) with respect to a Rate Period of 49 or more days, the LIBOR Rate.

The “Applicable Percentage” of the Applicable Base Rate is as follows:

Long-Term* Rating		Applicable Percentage of Applicable Base Rate—No Notification
Fitch	Moody’s
AA- to AAA	Aa3 to Aaa	100%
BBB- to A+	Baa3 to A1	110%
Below BBB-**	Below Baa3**	135%

(1)	And/or the equivalent ratings of an Other Rating Agency then rating the VRDP Shares at the request of the Acquiring Fund; utilizing the lower of the ratings of the Rating Agencies then rating the VRDP Shares at the request of the Acquiring Fund.

(2)	Includes unrated, if no Rating Agency is then rating the VRDP Shares

In the event the Acquiring Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II of the Articles Supplementary that any ordinary income and capital gains will be included in the dividend on VRDP Shares for that Rate Period, the Applicable Percentage in the foregoing table will be divided by the quantity one (1) minus (i) the maximum marginal combined regular federal and New Jersey personal income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), or (ii) the maximum marginal combined regular federal and New Jersey corporate income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), whichever is greater and determined on a weighted average basis in respect of the relative amounts of ordinary income and net capital gains.

“Applicable Spread” means, in connection with the Maximum Rate for any Rate Period (and subject to adjustment as described below) when there is not a Failed Remarketing Condition, 200 basis points (2.00%).

If a Failed Remarketing Condition has occurred or is continuing, then the Applicable Spread is 200 basis points (2.00%) up to 59 days after the occurrence of a Failed Remarketing Condition. If a Failed Remarketing Condition continues for more than 59 days, then the determination of the Applicable Spread will increase in accordance with the following schedule:

sixty (60) days but fewer than ninety (90) days of a continued Failed Remarketing Condition:	225 basis points (2.25%)
ninety (90) days but fewer than 120 days of a continued Failed Remarketing Condition:	250 basis points (2.50%)
120 days but fewer than 150 days of a continued Failed Remarketing Condition:	275 basis points (2.75%)

150 days but fewer than 180 days of a continued Failed Remarketing Condition:	300 basis points (3.00%)
180 days or more of a continued Failed Remarketing Condition:	400 basis points (4.00%)

If at any time when the Applicable Spread is 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%), and the Failed Remarketing Condition no longer exists due to the successful remarketing of all Purchased VRDP Shares, then such Applicable Spread will continue to be the Applicable Spread in connection with determining the Maximum Rate in effect for each Rate Period commencing with the first Subsequent Rate Period after the Failed Remarketing Condition no longer exists through and including the first Subsequent Rate Period ending on or after the 45th day after the day the Failed Remarketing Condition no longer exists (the “45-Day Period”).

If a new Failed Remarketing Condition occurs prior to the end of the 45-Day Period, and the Applicable Spread is 225 basis points (2.25%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 60th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 250 basis points (2.50%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 90th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 275 basis points (2.75%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 120th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 300 basis points (3.00%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 150th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

If the Applicable Spread is 400 basis points (4.00%) at the time the new Failed Remarketing Condition occurs, then the date this new Failed Remarketing Condition occurs will be deemed to be the 180th day of a continued Failed Remarketing Condition solely for purposes of determining the Applicable Spread.

The Applicable Percentage as so determined and the Applicable Spread may be subject to upward (and, if previously adjusted upward, subsequent downward) adjustment as provided in the VRDP Shares Remarketing Agreement, with the prior written consent of the Liquidity Provider and after consultation with the Remarketing Agent; provided that, notwithstanding any provision to the contrary in the VRDP Shares Remarketing Agreement, the Maximum Rate is equal to or higher than the rates determined as set forth above, and immediately following any such increase, the Acquiring Fund would be in compliance with the Minimum VRDP Shares Asset Coverage and the VRDP Shares Basic Maintenance Amount in the Rating Agency Guidelines of the Rating Agency or Rating Agencies then rating the VRDP Shares at the request of the Acquiring Fund. Furthermore, in the event of Special Rate Periods of greater than 364 days, the Maximum Rate may be subject to upward adjustment as provided in the VRDP Shares Remarketing Agreement, with the prior written consent of the Liquidity Provider and after consultation with the Remarketing Agent;

provided that, notwithstanding any provision to the contrary in the VRDP Shares Remarketing Agreement, immediately following any such increase, the Acquiring Fund would be in compliance with the Minimum VRDP Shares Asset Coverage and the VRDP Shares Basic Maintenance Amount.

A Maximum Rate in effect in respect of a Failed Remarketing Condition will continue to be the Applicable Rate (i) until the first (1st) day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period or a Special Rate Period of twenty-eight (28) Rate Period Days or fewer, and (ii) until the first (1st) day of the next succeeding Dividend Period after a Failed Remarketing Condition no longer exists in the case of a Special Rate Period of greater than twenty-eight (28) Rate Period Days.

Notwithstanding any provision to the contrary in the VRDP Shares Remarketing Agreement, in no event will the Maximum Rate exceed 15%; provided, however, that in the event the Acquiring Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to the Articles Supplementary that any ordinary income or capital gains will be included in the dividend on VRDP Shares for that Rate Period, the Maximum Rate will not exceed 15% divided by the quantity one (1) minus (i) the maximum marginal combined regular federal and New Jersey personal income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), or (ii) the maximum marginal combined regular federal and New Jersey corporate income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) applicable to ordinary income or net capital gains (as applicable), each expressed as a decimal applicable to ordinary income or net capital gains (as applicable), whichever is greater and determined on a weighted average basis in respect of the relative amounts of ordinary income and net capital gains.

Redemptions

Mandatory Redemption. The Acquiring Fund is required to redeem, out of funds legally available therefor and otherwise in accordance with state law, all Outstanding VRDP Shares on May 1, 2041, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

The Acquiring Fund also is required to redeem VRDP Shares, out of funds legally available therefor and otherwise in accordance with state law, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Directors for redemption, certain of the VRDP Shares, if the Acquiring Fund fails to:

(i)	have either Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, or Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, greater than or equal to the VRDP Shares Basic Maintenance Amount; or

(ii)	maintain the Minimum VRDP Shares Asset Coverage; and such failure is not cured on or before the VRDP Shares Basic Maintenance Cure Date or the Minimum VRDP Shares Asset Coverage Cure Date, as the case may be.

In the event of failure by the Acquiring Fund to have Rating Agency Eligible Assets with a Discounted Value greater than or equal to the VRDP Shares Basic Maintenance Amount, if then applicable, the Acquiring Fund may seek to cure such failure on or prior to the VRDP Shares Basic Maintenance Cure Date by complying with the requirements of the Rating Agency or Rating Agencies, if any, then rating the VRDP Shares at the request of the Acquiring Fund as in effect at the time of failure.

The number of VRDP Shares to be redeemed is required to be equal to the lesser of (i) the minimum number of VRDP Shares, together with all other Preferred Shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the applicable Cure Date, would result in the Acquiring Fund’s (a) having each of Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) with a Discounted Value, greater than or equal to the VRDP Shares Basic Maintenance Amount, or (b) maintaining the Minimum VRDP Shares Asset Coverage, as the case may be, on the applicable Cure Date (provided, however, that if there is no such minimum number of VRDP Shares and other Preferred Shares the redemption or retirement of which would have such result, all VRDP Shares and Preferred Shares then outstanding is required to be redeemed), and (ii) the maximum number of VRDP Shares, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds legally available therefor in accordance with the Charter and applicable law. In determining the VRDP Shares required to be redeemed in accordance with the foregoing, the Acquiring Fund is required to allocate the number required to be redeemed to satisfy the VRDP Shares Basic Maintenance Amount or the Minimum VRDP Shares Asset Coverage, as the case may be, pro rata among VRDP Shares and other Preferred Shares (and, then, pro rata among each series of VRDP Shares) subject to redemption or retirement. The Acquiring Fund is required to effect such redemption on the date fixed by the Acquiring Fund therefor, which date may not be earlier than ten (10) days nor later than sixty (60) days after the applicable Cure Date, except that if the Acquiring Fund does not have funds legally available for the redemption of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Acquiring Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to sixty (60) days after the applicable Cure Date, the Acquiring Fund is required to redeem those VRDP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, as described below, if fewer than all of the Outstanding VRDP Shares are to be redeemed, the number of VRDP Shares to be redeemed will be redeemed pro rata, by lot or other fair method as determined by the Board from the Holders in proportion to the number of VRDP Shares held by such Holders.

In addition, in accordance with the Articles Supplementary and if then required pursuant to the Fee Agreement, if the Liquidity Provider acquires any VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a continuous period of six (6) months (the “Six-Month Period”) during which such Purchased VRDP Shares are tendered for Remarketing on each Business Day but cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares will have occurred and be continuing for such period of time with respect to such Purchased VRDP Shares), the Acquiring Fund is required to effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption out of funds legally available for the redemption of the Purchased VRDP Shares that are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption and in accordance with any other applicable law restrictions that apply to redemptions of stock; provided that, as of the date of redemption: (i) to the extent any VRDP Shares in the same series are Outstanding and held by Persons other than the Liquidity Provider, the Purchase

Obligation of the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption (i.e., the Liquidity Provider, or any successor or permitted assign) remains in effect to the extent required by, and in accordance with, the VRDP Shares Purchase Agreement to which the Liquidity Provider is a party, or any successor or permitted assign; and (ii) to the extent (a) any VRDP Shares in the same series are Outstanding and held by Persons other than the Liquidity Provider and (b) the Purchase Obligation of the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Shares Purchase Agreement to which the Liquidity Provider is a party the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption will have made written affirmation to the Acquiring Fund not later than the Business Day immediately preceding the Redemption Date to the effect that the Liquidity Provider is in compliance with the Purchase Obligation in accordance with its terms. Notwithstanding the foregoing proviso, any failure or delay by the Liquidity Provider whose VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption to deliver the affirmation referred to in the foregoing proviso will not relieve the Acquiring Fund of its obligation to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption and will only result in a delay by the Acquiring Fund to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption until one (1) Business Day following the date that such Liquidity Provider delivers such affirmation or such affirmation is no longer required. The six-month holding period for Purchased VRDP Shares acquired and continuously held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares is required to be determined by the Acquiring Fund on a first-in, first-out basis. The Acquiring Fund is required to effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the date fixed by the Acquiring Fund for such redemption, which date may not be later than three (3) Business Days after the expiration of the Six-Month Period, except that if the Acquiring Fund does not have funds legally available for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption or the Acquiring Fund otherwise is unable as a result of applicable law restrictions that apply to redemptions of stock to effect such redemption on or prior to three (3) Business Days after the expiration of the Six-Month Period, the Acquiring Fund is required to redeem those Purchased VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption out of legally available funds and in accordance with applicable law restrictions that apply to redemptions of stock.

In connection with any Failed Remarketing Condition—Purchased VRDP Shares Redemption, the Acquiring Fund is required under the Fee Agreement to segregate assets for the purpose of such redemption. See “The Purchase Obligation—Fee Agreement.”

Optional Redemption. VRDP Shares may be redeemed, at the option of the Acquiring Fund, at any time, as a whole or from time to time in part, out of funds legally available therefor and otherwise in accordance with applicable state law, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to, but not including, the date fixed for redemption; provided, however, that (1) VRDP Shares may not be redeemed in part if after such partial redemption fewer than 50 shares remain Outstanding; and (2) the Notice of Special Rate Period relating to a Special Rate Period of VRDP Shares, as delivered to the Remarketing Agent and filed with the secretary of the Acquiring Fund, may provide that VRDP Shares may not be redeemable during the whole or any part of such Special Rate Period or may be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as may be specified therein (“Special Redemption Provisions”).

The Acquiring Fund may not on any date send a Notice of Redemption in respect of an Optional Redemption unless on such date (a) the Acquiring Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a Market Value not less than the amount (including any applicable premium) due to Holders by reason of the redemption of such VRDP Shares on such redemption date and (b) the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) and the Discounted Value of Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) each at least equals the VRDP Shares Basic Maintenance Amount, and would at least equal the VRDP Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody’s Eligible Assets at least equals the VRDP Shares Basic Maintenance Amount, the Moody’s Discount Factors applicable to Moody’s Eligible Assets will be determined by reference to the first Exposure Period (as defined in the Moody’s Guidelines) longer than the Exposure Period then applicable to the Acquiring Fund, as described in the definition of Moody’s Discount Factor herein.

Notice of Redemption and Other Redemption Provisions. If the Acquiring Fund determines or is required to redeem, in whole or in part, VRDP Shares pursuant to the Articles Supplementary, the Acquiring Fund is required to send a Notice of Redemption, by Electronic Means (or by first-class mail, postage prepaid, in the case where the VRDP Shares are in physical form), to Holders thereof and the Liquidity Provider, or, in the case of a redemption resulting from a Failed Remarketing Condition—Purchased VRDP Shares Redemption, only to the Liquidity Provider, or request the Tender and Paying Agent, on behalf of the Acquiring Fund to promptly do so by Electronic Means (or by first-class mail, postage prepaid, in the case where the VRDP Shares are in physical form) so long as the Notice of Redemption is furnished by the Acquiring Fund to the Tender and Paying Agent in electronic format at least five (5) Business Days prior to the date a Notice of Redemption is required to be delivered to the Holders, unless a shorter period of time will be acceptable to the Tender and Paying Agent. Such a notice is required to be sent to Holders not less than ten (10) days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption is required to state: (i) the Redemption Date; (ii) the number of VRDP Shares to be redeemed and the series thereof; (iii) the CUSIP number for VRDP Shares; (iv) the Redemption Price; (v) the place or places where the certificate(s), if any, for such VRDP Shares (properly endorsed or assigned for transfer, if the Board of Directors requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the VRDP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (vii) the provisions of the Articles Supplementary under which such redemption is made. If fewer than all VRDP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder is required to also specify the number of VRDP Shares to be redeemed from such Holder. The Acquiring Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to the Articles Supplementary that such redemption is subject to one or more conditions precedent and that the Acquiring Fund may not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof will affect the validity of redemption proceedings, except as required by applicable law.

Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, if fewer than all of the Outstanding VRDP Shares are to be redeemed, the number of VRDP Shares to be redeemed is required to be selected pro rata from among the Holders of VRDP Shares in proportion to the number of VRDP Shares held by such Holders of VRDP Shares, by lot or in such manner as the Board of Directors may determine to be fair and equitable. Subject to the Articles Supplementary, the Board of Directors have the full power and authority to prescribe the terms and conditions upon which VRDP Shares will be redeemed from time to time.

Notwithstanding the provisions governing a Mandatory Redemption or Optional Redemption under the Articles Supplementary, if any dividends on VRDP Shares (whether or not earned or declared) are in arrears, no VRDP Shares will be redeemed unless all Outstanding VRDP Shares are simultaneously redeemed, and the Acquiring Fund may not otherwise purchase or acquire any VRDP Shares; however, the foregoing will not prevent the purchase or acquisition of Outstanding VRDP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to Holders of Outstanding VRDP Shares.

To the extent that any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Charter and applicable law, such redemption is required to be made as soon as practicable to the extent such funds become available. A failure to redeem VRDP Shares will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Acquiring Fund fails, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any VRDP Shares for which such Notice of Redemption has been sent; provided, however, that the foregoing will not apply in the case of the Acquiring Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any VRDP Shares where (1) the Notice of Redemption relating to such redemption, provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Acquiring Fund may not have redeemed VRDP Shares for which a Notice of Redemption has been provided, dividends may be declared and paid on VRDP Shares and are required to include those VRDP Shares for which a Notice of Redemption has been provided.

Upon the deposit with the Tender and Paying Agent of Deposit Securities in an amount sufficient to redeem the VRDP Shares that are the subject of such notice, dividends on such VRDP Shares will cease to accumulate and such VRDP Shares will no longer be deemed to be Outstanding, except as noted below with respect to the VRDP Shares Purchase Agreement, for any purpose, and all rights of the holders of the VRDP Shares so called for redemption will cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in the Articles Supplementary. Notwithstanding the foregoing, VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Shares Purchase Agreement until redeemed by the Acquiring Fund.

Liquidation

VRDP Shares rank on a parity with each other and with shares of any other series of Preferred Shares as to the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund, whether voluntary or involuntary, and the Holders then Outstanding are entitled to receive and to be paid out of the assets of the Acquiring Fund available for distribution to such stockholders and otherwise in accordance with applicable state law, before any payment or distribution may be made on the Common Shares or on any other class of shares of the Acquiring Fund ranking junior to the VRDP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such VRDP Shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to, but excluding, the date of final distribution in same-day funds, together with any payments required to be made pursuant to the Articles Supplementary in connection with the liquidation of the Acquiring Fund. After the payment to the Holders of the full preferential amounts, the Holders as such will have no right or claim to any of the remaining assets of the Acquiring Fund.

In the event the assets of the Acquiring Fund available for distribution to the Holders upon any dissolution, liquidation, or winding up of the affairs of the Acquiring Fund, whether voluntary or involuntary, are insufficient to pay in full all amounts to which such Holders are entitled pursuant to the Articles Supplementary, no such distribution may be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the VRDP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts are paid on account of the VRDP Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

Subject to the rights of the holders of any shares of any series or class or classes of shares ranking on a parity with the VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, after payment has been made in full to the Holders, but not prior thereto, any other series or class or classes of shares ranking junior to the VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund will, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders will not be entitled to share therein.

Neither the sale of all or substantially all of the property or business of the Acquiring Fund, nor the merger, consolidation or reorganization of the Acquiring Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Acquiring Fund will be a dissolution, liquidation or winding up, whether voluntary or involuntary.

Rating Agency Guidelines and Minimum VRDP Shares Asset Coverage

The Acquiring Fund is required under the Rating Agency Guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the VRDP Shares Basic Maintenance Amount. Each Rating Agency has established guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the Rating Agency Guidelines, all or a portion of such holding’s value may not be included in the calculation of Discounted Value. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The VRDP Shares Basic Maintenance Amount includes the sum of (a) the aggregate Liquidation Preference of VRDP Shares then Outstanding and (b) certain accrued and projected payment obligations of the Acquiring Fund.

The Acquiring Fund is also required under the Rating Agency Guidelines (and the Fee Agreement if required) to maintain, with respect to VRDP Shares, as of the last Business Day of each month, Minimum VRDP Shares Asset Coverage of at least 200% or such higher percentage as required and specified in the Fee Agreement, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Acquiring Fund which are stock, including the VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

In the event the Acquiring Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the VRDP Shares Basic Maintenance Amount or (b) the Minimum VRDP Shares Asset Coverage, in each case in accordance with the requirements of the Rating Agency or agencies then rating the VRDP Shares at the request of the Acquiring Fund, the Acquiring Fund may be required to redeem VRDP Shares as described under “—Redemptions—Mandatory Redemption” above.

The Acquiring Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by a Rating Agency. Failure to adopt any such modification, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency providing a rating for the VRDP Shares may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Acquiring Fund pursuant to the Rating Agency Guidelines in the event the Acquiring Fund receives written confirmation from the applicable Rating Agency that any such amendment, alteration or repeal would not impair the ratings then assigned by such Rating Agency to the VRDP Shares.

The short-term credit ratings address the timely payment of the Purchase Price of the VRDP Shares by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement. The ratings on the VRDP Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency Guidelines described above also do not address the likelihood that a Holder will be able to sell such VRDP Shares in a remarketing or otherwise. The ratings are based on current information furnished to Moody’s and Fitch by the Acquiring Fund and the Investment Advisor and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by an NRSRO.

A Rating Agency’s guidelines apply to VRDP Shares only so long as such Rating Agency is rating such shares. The Acquiring Fund is required to pay certain fees to Moody’s or Fitch, or both, for rating VRDP Shares.

Voting Rights

Except as otherwise provided in the Charter or as otherwise required by law, (i) each Holder of VRDP Shares will be entitled to one vote for each VRDP Share held by such Holder on each matter submitted to a vote of stockholders of the Acquiring Fund, and (ii) the holders of outstanding Preferred Shares, including each VRDP Share, and Common Shares will vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRDP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of stock of the Acquiring Fund, will be entitled to elect two directors of the Acquiring Fund at all times, with each Preferred Share, including each VRDP Share, entitling the holder thereof to one vote. The holders of outstanding Common Shares and Preferred Shares, including VRDP Shares, voting together as a single class, will elect the balance of the directors.

If (i) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, including VRDP Shares, are due and unpaid in an amount equal to at least two full years’ dividends thereon, and sufficient cash or specified securities have not been deposited with the Tender and Paying Agent for the payment of such accumulated dividends, or (ii) at any time holders of the Preferred Shares are entitled under the 1940 Act to elect a majority of the directors of the Acquiring Fund, then the number of directors constituting the Board will be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of Preferred Shares, including the VRDP Shares, as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. A special meeting of stockholders would be called and held as soon as reasonably practicable, which may be called by the Acquiring Fund by notice in accordance with the bylaws or by a holder of Preferred Shares on like notice. At that meeting and at all subsequent meetings at which directors are to be elected, the holders of Preferred Shares, including the VRDP Shares, are entitled, voting together as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of stock of the Acquiring Fund), to elect the smallest number of additional directors that, together with the two directors which such holders are in any event entitled to elect, constitutes a majority of the total number of directors of the Acquiring Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Acquiring Fund thereafter pays, or declares and sets apart for payment, in full, all dividends payable on all outstanding Preferred Shares, including the VRDP Shares, the voting rights stated in the second preceding sentence will cease, and the terms of office of all of the additional directors elected by the holders of Preferred Shares, including VRDP Shares (but not of the directors with respect to whose election the holders of Common Shares were entitled to vote or the two directors the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

So long as any VRDP Shares are Outstanding, the Acquiring Fund may not, without the affirmative vote or consent of the Holders of at least a majority of the VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with the VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, or authorize, create or issue additional shares of any series of VRDP Shares (except that, notwithstanding the foregoing, but subject to certain Rating Agency approvals, the Board, without the vote or consent of the Holders, may with the prior written consent of the Liquidity Provider from time to time authorize and create, and the Acquiring Fund may from time to time issue additional shares of, any series of VRDP Shares or classes or series of Preferred Shares ranking on a parity with VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund), or (b) amend, alter or repeal the provisions of the Charter, or the Articles Supplementary, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such VRDP Shares or the Holders thereof set forth in the Charter or the Articles Supplementary; provided, however, that (i) none of the actions permitted by the exception to clause (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a VRDP Share will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders and (iii) the authorization, creation and issuance of classes or series of stock ranking junior to VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund will be deemed to affect such preferences, rights or powers only if such issuance would, at the time thereof, cause the Acquiring Fund not to satisfy the Minimum VRDP Shares Asset Coverage or, if Moody’s, Fitch or any Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund, the VRDP Shares Basic Maintenance Amount. For purposes of the foregoing, except as otherwise set forth in the Articles Supplementary, no matter will be deemed to adversely affect any right, preference or power of the VRDP Shares or the Holders thereof unless such matter (i) alters or abolishes the terms of any preferential rights of such series, (ii) creates, alters or abolishes the terms of any right in respect of redemption of such series, or (iii) creates or alters (other than to abolish or to comply with applicable law) the terms of any restriction on transfer applicable to such series. So long as any VRDP Shares are Outstanding, the Acquiring Fund may not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Acquiring Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the “Affected Series”) of VRDP Shares in a manner different from any other series of VRDP Shares, the Acquiring Fund may not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series Outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class). When Holders are entitled to vote on Charter amendments, such Holders will have exclusive voting rights on Charter amendments that would alter only the contract rights, as expressly set forth in the Charter (including the Articles Supplementary), of the Holders of the VRDP Shares.

Unless a higher percentage is provided for in the Charter, (A) the affirmative vote of the holders of at least a “majority of the outstanding Preferred Shares,” including VRDP Shares Outstanding at the time, voting as a separate class, will be required to approve any conversion of the Acquiring Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the holders of a “majority of the outstanding Preferred Shares,” including VRDP Shares Outstanding at the time, voting as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a “majority of the outstanding Preferred Shares,” including VRDP Shares Outstanding at the time, voting as a separate class, will be required to approve any action not described in this paragraph requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Acquiring Fund is required to, not later than ten (10) Business Days prior to the date on which such vote is to be taken, notify Moody’s (if Moody’s is then rating the VRDP Shares at the request of the Acquiring Fund), Fitch (if Fitch is then rating the VRDP Shares at the request of the Acquiring Fund) or each Other Rating Agency (if any Other Rating Agency is then rating the VRDP Shares at the request of the Acquiring Fund) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The foregoing rights of the owners of the Preferred Shares, including the VRDP Shares, to vote as a separate class on certain matters are in addition to the right of the Preferred Shares, including the VRDP Shares, and the owners of Common Shares of the Acquiring Fund, voting together as a single class, to vote on such matters.

The Articles Supplementary do not require the Acquiring Fund to maintain any particular preferred stock ratings for the VRDP Shares, and the Board of Directors may, subject to Section 5(d) of Part I of the Articles Supplementary, at any time, terminate the services of a Rating Agency then providing a rating for the VRDP Shares with or without replacement, in either case, without the approval of Holders of VRDP Shares or other stockholders of the Acquiring Fund; provided that the Acquiring Fund is required to provide notice to Holders as described below prior to terminating the services of a Rating Agency.

The Board of Directors, without the approval of Holders of VRDP Shares or other stockholders of the Acquiring Fund, may terminate the services of any Rating Agency then providing a rating for the VRDP Shares and replace it with another Rating Agency; provided that the Acquiring Fund provides seven (7) days’ notice by Electronic Means to Holders prior to terminating the services of a Rating Agency and replacing it with another Rating Agency. In the event a Rating Agency ceases to furnish a preferred stock rating or the Acquiring Fund terminates a Rating Agency with a replacement in accordance with Section 5(d) of Part I of the Articles Supplementary, the Acquiring

Fund will no longer be required to comply with the Rating Agency Provisions of the Rating Agency so terminated and, as applicable, the Acquiring Fund will be required to thereafter comply with the Rating Agency Provisions of each Rating Agency then providing a rating for the VRDP Shares.

The Board of Directors, without the approval of Holders of VRDP Shares or other stockholders of the Acquiring Fund, may terminate the services of any Rating Agency then providing a rating for the VRDP Shares without replacement; provided that (i) the Acquiring Fund has given the Remarketing Agent, the Tender and Paying Agent, and the Liquidity Provider, and Moody’s, Fitch or each Other Rating Agency, as applicable, and Holders of VRDP Shares at least 45 calendar days’ advance written notice of such termination of services, (ii) the Acquiring Fund is in compliance with the Moody’s Provisions, the Fitch Provisions or the Other Rating Agency Provisions, as the case may be, at the time the 45 calendar days’ advance written notice is given and at the time of the termination of services and (iii) the VRDP Shares continue to be rated by at least one NRSRO at and after the time of the termination of services.

The Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency, are required to be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Acquiring Fund, the Board of Directors and any holder of Preferred Shares, including VRDP Shares, or any other stockholder of the Acquiring Fund.

The Board of Directors, without the vote or consent of any holder of Preferred Shares, including any Holder of VRDP Shares, or any other stockholder of the Acquiring Fund, may from time to time take such actions as may be reasonably required in connection with obtaining, maintaining or changing the rating of any Rating Agency that is then rating the VRDP Shares at the request of the Acquiring Fund, and any such action will not be deemed to affect the preferences, rights or powers of Preferred Shares, including VRDP Shares, or the Holders thereof; provided that the Board of Directors receives written confirmation from such Rating Agency, as applicable, then rating the VRDP Shares at the request of the Acquiring Fund (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency’s rating of any series of VRDP Shares) that any such action would not adversely affect the rating then assigned by such Rating Agency.

Remarketing Procedures

Pursuant to an Optional Tender, Beneficial Owners may elect to tender their VRDP Shares (in denominations of $100,000 and integral multiples thereof) for purchase at the Purchase Price on the Purchase Date designated in the Notice of Tender (or if such day is not a Business Day, on the next succeeding Business Day) by a proper delivery of a Notice of Tender to the Tender and Paying Agent. Each Notice of Tender will be irrevocable (except as provided below) and effective upon receipt and will:

(i)	be delivered by a Beneficial Owner, directly or through its Agent Member, by e-mail transmission (or if e-mail transmission is unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

(ii)	state the series and the aggregate number of VRDP Shares to be purchased, the CUSIP number of the VRDP Shares to be purchased, and the Purchase Date, and be in substantially the form of and contain such other information specified in the form of such notice attached as an exhibit to the VRDP Shares Purchase Agreement; and

(iii)	state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as provided below) on or before 2:00 p.m., New York City time, on the Purchase Date.

Upon receipt of a Notice of Tender, the Tender and Paying Agent is required to provide a copy of such notice to the Liquidity Provider and the Remarketing Agent (with a copy to the Acquiring Fund) as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt. Any Notice of Tender that is delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in the Notice of Tender. The Tender and Paying Agent’s determination as to whether a Notice of Tender has been properly delivered will be conclusive and binding on a Beneficial Owner and its Agent Member.

A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by e-mail transmission (or if e-mail transmission is unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the VRDP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent is required to be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent (with a copy to the Acquiring Fund) by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) is required to notify the Tender and Paying Agent and the Liquidity Provider of the number of VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by e-mail transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent is required to contact the Remarketing Agent by Electronic Means by 1:45 p.m., New York City time, if such notification has not been received by such time. The Tender and Paying Agent is required to deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation will be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such VRDP Shares. A Notice of Revocation will be effective as to the number of VRDP Shares specified therein as having been revoked less the number of such VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, tendered VRDP Shares, if any, that remain unsold on the related Purchase Date are required to be allocated by the Remarketing Agent to each Notice of Revocation received in respect of VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation will be effective only to the extent of such allocation and availability of unsold VRDP Shares.

Mandatory Tender

VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event. So long as the VRDP Shares are in book-entry form and held through the Securities Depository, any Mandatory Tender will be effected automatically through the book-entry system of the Securities Depository, without any action required on the part of the Holders or Beneficial Owners.

Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Acquiring Fund or the Tender and Paying Agent at the direction of the Acquiring Fund (provided that the Tender and Paying Agent may require up to two (2) Business Days’ prior notification by Electronic Means by the Acquiring Fund) is required to provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding VRDP Shares. Any notice given in respect of a Mandatory Tender under the Articles Supplementary will be conclusively presumed to have been duly given, whether or not the Holders receive such notice.

Upon the occurrence of a Mandatory Tender Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred.

The Purchase Date in respect of a Mandatory Tender Event may not be later than seven (7) days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided that: (i) the Purchase Date in connection with the failure of the Acquiring Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (ii) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event will be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (iii) the Purchase Date in connection with the Acquiring Fund obtaining an Alternate VRDP Shares Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Shares Purchase Agreement and the effective date of such Alternate VRDP Shares Purchase Agreement (which may not be later than the termination date of the VRDP Shares Purchase Agreement); and (iv) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first (1st) day of such proposed Special Rate Period.

Remarketing Schedule

In connection with any attempted Remarketing, all tendered VRDP Shares are required to be remarketed at the Purchase Price of such VRDP Shares. The calculation of the Purchase Price of the VRDP Shares that are remarketed or purchased by the Liquidity Provider is required to be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed VRDP Shares and the aggregate number and Purchase Price of VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, is required to be communicated by the Remarketing Agent to the Acquiring Fund, the Liquidity Provider and the Tender and Paying Agent by e-mail transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of any sale of any remarketed VRDP Shares by the Remarketing Agent relating to tendered VRDP Shares are required to be used by the Tender and Paying Agent for the purchase of the tendered VRDP Shares at the Purchase Price, and the terms of the sale are required to provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the related Purchase Date, and the re-delivery of such VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City, time on the related Purchase Date.

By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent is required to deliver a notice to the Tender and Paying Agent and the Liquidity Provider (and, at the direction of the Acquiring Fund, concurrently therewith or as promptly as practicable thereafter, to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such notice) (a “Remarketing Notice”), by e-mail transmission or facsimile transmission, that sets forth the number of VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold VRDP Shares and the number of VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent is required to promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Acquiring Fund) a preliminary Notice of Purchase (“Preliminary Notice of Purchase”) that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date (or if proceeds from a Remarketing for any tendered VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent is required to deliver by Electronic Means to the Liquidity Provider (with a copy to the Acquiring Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered VRDP Shares for which remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date, will be treated as not having been successfully remarketed and will be required to be purchased by the Liquidity Provider. Except for manifest error, the payment obligation of the Liquidity Provider will equal the Purchase Price of the VRDP Shares stated in the Final Notice of Purchase delivered to the Liquidity Provider as being required to be purchased by the Liquidity Provider.

The Liquidity Provider is required to, no later than 2:00 p.m., New York City time, on a Purchase Date for any VRDP Shares, wire transfer the aggregate Purchase Price of all VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase on such date, as follows: (i) in the case of a Notice of Purchase delivered by the Tender and Paying

Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Shares Purchase Agreement and the Liquidity Provider has received a Remarketing Notice that such VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Acquiring Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations under the VRDP Shares Purchase Agreement, in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, by payment against delivery of the VRDP Shares that are the subject of any such Final Notice of Purchase, through means of the Securities Depository in the case of VRDP Shares in the form of global securities.

Any VRDP Shares held by the Liquidity Provider will be deemed to have been tendered for Remarketing pursuant to an Optional Tender on the Business Day immediately following the acquisition of such VRDP Shares by the Liquidity Provider, and such notice will be deemed to have been given in a timely manner.

In connection with the allocation of VRDP Shares tendered for Remarketing by the Liquidity Provider and any other holder of VRDP Shares in any Remarketing, the Remarketing Agent is required to allocate those VRDP Shares previously acquired by the Liquidity Provider pursuant to its Purchase Obligation first to any purchasers in a Remarketing (such allocation coming first from those VRDP Shares acquired earliest by the Liquidity Provider).

In the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Shares Purchase Agreement, the Acquiring Fund (i) upon becoming aware thereof, is required to promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, will use its best efforts to direct and request the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such notice.

Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by the Holder, in the case of a Mandatory Tender, of tendered VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder, as the case may be, of the Purchase Price therefor on the applicable Purchase Date, in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date, the Tender and Paying Agent is required to deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, VRDP Shares. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price are required to be held in trust (i) in the case of an Optional Tender, on the Purchase Date for the benefit of the tendering Beneficial Owners or their Agent Members until the VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members and, after the Purchase Date for the benefit of the Liquidity Provider, for payment of the Purchase Price upon delivery of the VRDP Shares or, with respect to VRDP Shares that are not so delivered, for return to the Liquidity Provider upon its request and (ii) in the case of a Mandatory Tender, for the benefit of the tendering Holders until delivery of the VRDP Shares by the tendering Holders against payment therefor. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing are required to be held in trust (i) in the case of an Optional Tender, on the Purchase Date, for the benefit of the tendering Beneficial Owners or their Agent Members until the VRDP Shares are delivered by the tendering Beneficial Owners or their Agent Members and, after the Purchase Date for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing or for the Remarketing Agent’s account to the extent it has advanced the Purchase Price of any VRDP Shares on behalf of one or more purchasers, as applicable, for payment of the Purchase Price upon delivery of the VRDP Shares or, with respect to VRDP Shares that are not delivered, for return to the Remarketing Agent on account of purchasers purchasing in a Remarketing or for the Remarketing Agent’s account to the extent it has advanced the Purchase Price of any VRDP Shares on behalf of one or more purchasers, as applicable, upon the Remarketing Agent’s request and (ii) in the case of a Mandatory Tender, for the benefit of the tendering Holders until delivery of the VRDP Shares by the tendering Holders against payment therefor. Upon delivery of VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, to the Tender and Paying Agent, the Tender and Paying Agent is required to pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of remarketing proceeds from the Remarketing Agent, with respect to VRDP Shares remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Shares Purchase Agreement from the Liquidity Provider, with respect to the VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such VRDP Shares to such tendering Beneficial Owner, Agent Member or Holder, as the case may be.

Except as otherwise expressly provided for herein, the purchase and delivery of tendered VRDP Shares in the form of global securities and their Remarketing is required to be accomplished in accordance with the applicable procedures of the Securities Depository.

At any time after the termination of the VRDP Shares Purchase Agreement (or with respect to a remarketing of VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable), any VRDP Shares unsold in a Remarketing are required to be returned to the relevant tendering Beneficial Owners or their Agent Members, or the relevant tendering Holders, as the case may be, by the Tender and Paying Agent.

The Remarketing Agent and the Tender and Paying Agent each is required to use commercially reasonable efforts to meet the timing requirements set forth above. At any time that no Purchase Obligation is in effect, any VRDP Shares unsold in a Remarketing are required to be returned to the tendering Beneficial Owners or their Agent Members, or the tendering Holders, as the case may be, by the Tender and Paying Agent. The Remarketing Agent may, with the prior written consent of the Liquidity Provider, modify the settlement procedures set forth above with respect to any Remarketing upon ten (10) days’ prior written notice to the Acquiring Fund, the Liquidity Provider and the Tender and Paying Agent; provided that any such modification does not adversely affect the Holders, the Beneficial Owners, the Tender and Paying Agent, the Liquidity Provider or the Acquiring Fund. The Remarketing Agent may sell VRDP Shares for its own account outside of a Remarketing at a price other than the Purchase Price.

Mandatory Purchase

VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. So long as the VRDP Shares are in book-entry form and held through the Securities Depository, any Mandatory Purchase is required to be effected automatically through the book-entry system of the Securities Depository, without any action required on the part of Holders or Beneficial Owners.

Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Acquiring Fund, or the Tender and Paying Agent at the

direction of the Acquiring Fund (provided that the Tender and Paying Agent may require up to two (2) Business Days’ prior notification by Electronic Means by the Acquiring Fund), is required to provide a Mandatory Purchase Notice by Electronic Means to Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding VRDP Shares. The Mandatory Purchase Date may not be later than seven (7) days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event may not be later than the Business Day immediately preceding the termination of the VRDP Shares Purchase Agreement. Any notice given in respect of a Mandatory Purchase under the Articles Supplementary will be conclusively presumed to have been duly given, whether or not the Holders receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

The Purchase Obligation

VRDP Shares Purchase Agreement. As long as VRDP Shares are Outstanding, the Acquiring Fund is required to maintain a VRDP Shares Purchase Agreement providing for a Purchase Obligation with a Liquidity Provider with (i) short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Acquiring Fund can do so on a commercially reasonable basis as determined in the sole discretion of the Board of Directors.

Pursuant to the VRDP Shares Purchase Agreement, the Liquidity Provider is required to purchase at the Purchase Price any Outstanding VRDP Shares that are properly tendered in accordance with the Articles Supplementary and the VRDP Shares Purchase Agreement, including without limitation to any other provision of the VRDP Shares Purchase Agreement, on the Purchase Date for a Mandatory Tender in connection with the Acquiring Fund obtaining an Alternate VRDP Shares Purchase Agreement and the Purchase Date for a Mandatory Purchase Event. In no event will amounts paid by the Liquidity Provider in respect of the Purchase Price be paid from funds or property of the Acquiring Fund, including, without limitation, any funds derived from funds that the Acquiring Fund may have on deposit with the Liquidity Provider. The obligation of the Liquidity Provider to purchase VRDP Shares pursuant to the VRDP Shares Purchase Agreement runs to the benefit of Holders and Beneficial Owners from time to time of the VRDP Shares and is unconditional and irrevocable in accordance with the provisions of the VRDP Shares Purchase Agreement, without regard to, without limitation, any failure of the representations, warranties, agreements or performance of the Tender and Paying Agent set forth in the VRDP Shares Purchase Agreement or of the Acquiring Fund set forth in the Fee Agreement or the termination of the obligations of the Remarketing Agent under the VRDP Shares Remarketing Agreement.

The obligation of the Liquidity Provider to purchase VRDP Shares of any Holder or Beneficial Owner on any Purchase Date is unconditional upon delivery to the Liquidity Provider of a written Final Notice of Purchase from the Tender and Paying Agent by Electronic Means or, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Shares Purchase Agreement, any Holder or Beneficial Owner, with respect to an election by one or more Beneficial Owners to submit such VRDP Shares for purchase by the Liquidity Provider; provided that, in the case of a Mandatory Purchase, the Final Notice of Purchase will automatically be deemed given upon the Mandatory Purchase Notice being delivered to the Liquidity Provider as provided in the VRDP Shares Purchase Agreement. The purchase obligation of the Liquidity Provider is transferable only in connection with a transfer of VRDP Shares; it is not separately transferable.

As more fully provided in the VRDP Shares Purchase Agreement, the Liquidity Provider has agreed to reimburse any Beneficial Owner (or former Beneficial Owner) for any dividends or redemption proceeds previously paid by the Acquiring Fund that such Beneficial Owner (or former Beneficial Owner) is required to pay the bankruptcy estate of the Acquiring Fund pursuant to a final, non-appealable judgment of a bankruptcy court upon presentation of evidence of payment reasonably satisfactory to the Liquidity Provider. In connection with any reimbursement payment by the Liquidity Provider, the Beneficial Owner (or former Beneficial Owner) of VRDP Shares will be deemed to have transferred, assigned and conveyed to the Liquidity Provider the right to receive from the Acquiring Fund and the bankruptcy estate of the Acquiring Fund any such dividends or redemption proceeds in exchange for the reimbursement payment by the Liquidity Provider, and the Beneficial Owner (or former Beneficial Owner) will be required to execute, acknowledge and deliver such further conveyances, assignments and other documents as the Liquidity Provider may reasonably request and are reasonably necessary in order to effectuate such assignment.

The VRDP Shares Purchase Agreement will terminate by its terms on the later of (A) the earlier of (i) July 5, 2018, or any succeeding date to which the term of the VRDP Shares Purchase Agreement is extended pursuant to the terms thereof (the “Scheduled Termination Date”), subject to extension, as described below, and (ii) the reduction of the Available Commitment of the Liquidity Provider to zero; and (B) the date of payment of all sums payable by the Liquidity Provider under the terms of the VRDP Shares Purchase Agreement. The VRDP Shares Purchase Agreement also will terminate by its terms in the event that the Liquidity Provider becomes a Related Party of the Acquiring Fund other than through the acquisition of VRDP Shares pursuant to the terms of the VRDP Shares Purchase Agreement (a “Related Party Termination Event”), which effective date will also be the termination date of the VRDP Shares Purchase Agreement (the “Related Party Termination Date”). In addition, upon instruction by the Acquiring Fund, the Tender and Paying Agent may terminate the VRDP Shares Purchase Agreement prior to the Scheduled Termination Date if the Liquidity Provider has failed to maintain, at any time, (i) short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act (a “Liquidity Provider Ratings Event”).

No expiration or termination of the Liquidity Provider’s obligations under the VRDP Shares Purchase Agreement will be effective, so long as VRDP Shares are Outstanding, until the completion of a Mandatory Purchase in respect thereof, if then required under the Articles Supplementary, including the purchase by the Liquidity Provider of any VRDP Shares required to be purchased by it as a result thereof pursuant to the VRDP Shares Purchase Agreement.

The “Available Commitment” as of any day means, with respect to the VRDP Shares, the sum of the aggregate Liquidation Preference of the VRDP Shares then Outstanding, plus all accumulated but unpaid dividends, whether or not earned or declared.

The Acquiring Fund has the right, exercisable not more than 120 days nor less than ninety (90) days prior to the Scheduled Termination Date, to request that the Liquidity Provider extend the term of the Scheduled Termination Date for an additional period of 364 days or, if mutually agreed upon by the parties to the Fee Agreement, a period greater than 364 days, on terms and conditions that may be different from the terms and conditions of the VRDP Shares Purchase Agreement and the Fee Agreement then in effect. The Liquidity Provider is required to, no later than thirty (30) days after receiving such request, notify the Tender and Paying Agent and the Acquiring Fund of its acceptance or rejection of such request, which acceptance by the Liquidity Provider may be a Conditional Acceptance conditioned upon terms and conditions which are different from the terms and conditions of the VRDP Shares Purchase Agreement and the Fee Agreement then in effect or the terms and conditions proposed by the Acquiring Fund in making an extension request. If the

Liquidity Provider fails to notify the Tender and Paying Agent and the Acquiring Fund of its acceptance or rejection of the Acquiring Fund’s request for extension within such 30-day period, such failure to respond will constitute a rejection of such request. If the Liquidity Provider provides a Conditional Acceptance, the Acquiring Fund will have thirty (30) days thereafter to notify the Liquidity Provider and the Tender and Paying Agent of its acceptance or rejection of the terms and conditions specified in the Liquidity Provider’s Conditional Acceptance. Under such circumstances, the Acquiring Fund’s failure to notify the Liquidity Provider and the Tender and Paying Agent within the 30-day period will be deemed a rejection of the terms and conditions specified in the Liquidity Provider’s Conditional Acceptance.

Fee Agreement. Pursuant to the Fee Agreement, the Acquiring Fund is required to pay to the Liquidity Provider a monthly fee in consideration of the Liquidity Provider’s agreement to provide the Purchase Obligation under the VRDP Shares Purchase Agreement. The Fee Agreement includes certain representations, warranties and covenants, including the covenant that the Acquiring Fund may not agree or consent to any amendment, supplement, modification or repeal of the Fee Agreement, the Charter, the Articles Supplementary, the VRDP Shares, the Placement Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement (or provision therein, nor waive any provision thereof) to which it is a party (or to which its consent is required because such document constitutes an organizational document of the Acquiring Fund or otherwise) without the prior written consent of the Liquidity Provider (which prior written consent will be determined in the Liquidity Provider’s good faith discretion), and the Liquidity Provider, without the prior written consent of the Acquiring Fund, may not agree or consent to any amendment, supplement, modification or repeal of the VRDP Shares Purchase Agreement, nor waive any provision thereof.

In addition, the Acquiring Fund may not, without the prior written consent of the Liquidity Provider (which prior written consent will be determined in the Liquidity Provider’s good faith discretion), designate or approve of: (i) the designation of any Special Rate Period; (ii) any change to the Dividend Payment Dates or Dividend Periods in respect of any Minimum Rate Periods; (iii) any change to the definition of “Applicable Rate,” “Maximum Rate” or “Applicable Spread”; (iv) any change to the Dividend Payment Dates in respect of any Special Rate Period consisting of more than seven (7) Rate Period Days; (v) the authorization, creation or issuance of any class or series of stock ranking prior to or on a parity with the VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, or the authorization, creation or issuance of additional shares of any series of VRDP Shares in accordance with the Articles Supplementary; (vi) unless the VRDP Shares are redeemed in full prior to the conversion, the conversion of the Acquiring Fund from a closed-end to an open-end investment company; (vii) any plan of reorganization of the Acquiring Fund; (viii) the inclusion of Special Redemption Provisions in the Notice of Special Rate Period; (ix) the modification of the procedures for redemption; (x) any amendment to the Articles Supplementary in connection with the issuance of additional VRDP Shares or the issuance of an additional series of VRDP Shares; (xi) the selection of one or more Other Rating Agencies; (xii) any change to the Acquiring Fund’s investment objectives, as described in this Appendix, requiring the approval of the holders of a “majority of the outstanding” (as defined in the 1940 Act) Common Shares and VRDP Shares, voting as a separate class; or (xiii) the appointment of a LIBOR Dealer from time to time.

The Acquiring Fund also has agreed with the Liquidity Provider as follows:

(i)

The Acquiring Fund will limit certain of the Acquiring Fund’s investments in a manner consistent with the Liquidity Provider’s credit policies that may be more restrictive than the Acquiring Fund’s stated investment policies. Such limitations may change from time to time by agreement with the Liquidity Provider, or may be eliminated if not required by any replacement Liquidity Provider. In any case, the

Acquiring Fund does not believe that such limitations will materially restrict the Acquiring Fund’s ability to pursue its investment objectives and policies.

(ii)	Unless the Acquiring Fund receives the prior written consent of the Liquidity Provider, the Acquiring Fund will maintain the Acquiring Fund’s Effective Leverage Ratio at or below 45%; provided, however, in the event that the Acquiring Fund’s Effective Leverage Ratio exceeds 45% (a) solely by reason of fluctuations in the market value of its portfolio securities, in such event and to the extent the Effective Leverage Ratio exceeds 46%, and (b) in any event other than an event described in the immediately preceding clause (a), the Acquiring Fund is required to cause its Effective Leverage Ratio to be 45% or lower within fifteen (15) Business Days (the “Effective Leverage Ratio Cure Period”).

“Effective Leverage Ratio” means the quotient of:

(A)	the sum of (i) the aggregate liquidation preference of the Acquiring Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, plus any accumulated but unpaid dividends thereon, excluding, without duplication, (x) any such senior securities for which the Acquiring Fund has issued a Notice of Redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (y) the Acquiring Fund’s outstanding preferred shares to be redeemed in accordance with the Fee Agreement with the gross proceeds from the sale of the VRDP Shares, for which the Acquiring Fund either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption; (ii) the aggregate principal amount of the Acquiring Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act), plus any accrued but unpaid interest thereon; and (iii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund).

divided by

(B)	the sum of (i) the Market Value of the Acquiring Fund’s total assets (including amounts attributable to senior securities but excluding any assets consisting of Deposit Securities referred to in clauses (i)(x) and (y) of paragraph A above), less the amount of the Acquiring Fund’s accrued liabilities (which accrued liabilities will include net obligations of the Acquiring Fund under each Derivative Contract in an amount equal to the Derivative Termination Value thereof payable by the Acquiring Fund to the related counterparty), other than liabilities for the aggregate principal amount of senior securities representing indebtedness, and (ii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund).

(iii)	In accordance with the Articles Supplementary, the Acquiring Fund will maintain the Minimum VRDP Shares Asset Coverage specified in the Fee Agreement or, if it does not timely cure a failure to maintain the Minimum VRDP Shares Asset Coverage, the Acquiring Fund will be required to redeem VRDP Shares, as described under “Description of VRDP Shares—Redemptions—Mandatory Redemption.”

(iv)	In accordance with the Articles Supplementary, if the Liquidity Provider acquires any VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a continuous Six-Month Period during which such Purchased VRDP Shares are tendered for Remarketing on each Business Day in accordance with the Related Documents but cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares has occurred and is continuing for such period of time with respect to such Purchased VRDP Shares), the Acquiring Fund will effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption out of funds legally available for the redemption of the Purchased VRDP Shares that are subject to the Failed Remarketing Condition—Purchased VRDP Shares redemption and in accordance with any other applicable law restrictions that apply to redemptions of stock.

The six-month holding period for Purchased VRDP Shares acquired and continuously held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares will be determined by the Acquiring Fund on a first-in, first-out basis. During the continuation of a Failed Remarketing Condition—Purchased VRDP Shares with respect to any Purchased VRDP Shares, the Acquiring Fund will be required to segregate assets rated at least investment grade (and including Deposit Securities in an amount equal to 20% of segregated assets, with 135 days remaining to the redemption date, increasing to 100%, with 15 days remaining) with a market value equal to at least 110% of the Liquidation Preference of such Purchased VRDP Shares until the earlier of the successful remarketing or redemption of such Purchased VRDP Shares.

The Acquiring Fund will effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the Redemption Date fixed by the Acquiring Fund therefor, which date will not be later than three (3) Business Days after the expiration of the Six-Month Period, except that if the Acquiring Fund does not have funds legally available for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption, or the Acquiring Fund otherwise is unable as a result of applicable law restrictions that apply to redemptions of stock, in each case, to effect such redemption on or prior to three (3) Business Days after the expiration of the Six-Month Period, the Acquiring Fund will redeem those Purchased VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption out of legally available funds and in accordance with applicable law restrictions that apply to redemptions of stock.

Under the VRDP Shares Fee Agreement, the Acquiring Fund is required to indemnify the Liquidity Provider against certain liabilities out of or in connection with its duties under the VRDP Shares Fee Agreement.

Remarketing Agent

The Acquiring Fund entered into a VRDP Shares Remarketing Agreement with Citigroup Global Markets Inc. The Remarketing Agent is required to use its best efforts to remarket VRDP Shares on behalf of Holders pursuant to a Tender of VRDP Shares. The Acquiring Fund is required to use its best efforts to engage at all times a Remarketing Agent that is a nationally recognized securities dealer with experience in remarketing variable rate securities, whose appointment has been consented to in writing by the Liquidity Provider (which consent will not be unreasonably withheld). Any decision by the Acquiring Fund to replace the Remarketing Agent requires the prior written consent of the Liquidity Provider (which consent will not be unreasonably withheld).

In connection with any attempted Remarketing, all such VRDP Shares are required to be remarketed at the Purchase Price of such VRDP Shares. If, at any time, Moody’s, Fitch or any

Other Rating Agency does not make available a rating for the VRDP Shares required for the Remarketing Agent to calculate any Maximum Rate, or if both Moody’s and Fitch will not make available such a rating, the Acquiring Fund is required to select, with the prior written consent of the Liquidity Provider, one or more Other Rating Agencies for such purpose.

The Remarketing Agent is required to remarket or otherwise offer and sell the VRDP Shares only to Persons that it reasonably believes are “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A. In addition, in the case of VRDP Shares tendered for Remarketing by any Beneficial Owner other than the Liquidity Provider or the Remarketing Agent, the Remarketing Agent agrees to remarket the VRDP Shares tendered by such Beneficial Owner only to Persons that also are registered investment companies under the 1940 Act (other than VRDP Shares that the Remarketing Agent in its sole discretion purchases for its own account). The Investment Advisor, affiliated persons of the Investment Advisor (as defined in Section 2(a)(3) of the 1940 Act), other than the Acquiring Fund, in the case of a purchase of VRDP Shares which are to be cancelled within ten (10) days of purchase by the Acquiring Fund, and Persons over which the Investment Advisor, or affiliated persons of the Investment Advisor (as defined in Section 2(a)(3) of the 1940 Act), exercise discretionary investment or voting authority, other than the Acquiring Fund, in the case of a purchase of VRDP Shares which are to be cancelled within ten (10) days of purchase by the Acquiring Fund, are not permitted to purchase VRDP Shares without the prior written consent of the Liquidity Provider and any such purchases will be void ab initio; provided, however, that the Acquiring Fund shall give prompt notice to Beneficial Owners by Electronic Means upon any of the foregoing Persons, singly or in the aggregate, acquiring a beneficial interest in 20% or more of the VRDP Shares; provided, further, that, without regard to the preceding requirements, purchases of VRDP Shares may be made by broker-dealers that are affiliated persons of the Investment Advisor in riskless principal transactions with respect to such purchases of VRDP Shares.

The Remarketing Agent in its sole discretion may purchase for its own account VRDP Shares in a Remarketing; however, the Remarketing Agent is not obligated to purchase any VRDP Shares that would otherwise remain unsold in a Remarketing.

None of the Acquiring Fund, the Tender and Paying Agent or the Remarketing Agent are obligated in any case to provide funds to make payment to a Beneficial Owner or its Agent Member upon such Beneficial Owner’s tender of its VRDP Shares in a Remarketing unless, in each case, such VRDP Shares were acquired for the account of the Acquiring Fund, the Tender and Paying Agent or the Remarketing Agent. The Remarketing Agent may exercise any vote or join in any action which any Holder of VRDP Shares may be entitled to exercise or take pursuant to the Articles Supplementary with like effect as if it did not act in any capacity under the VRDP Shares Remarketing Agreement. The Remarketing Agent, in its individual capacity, either as a principal or agent, may also engage in or have an interest in any financial or other transaction with the Acquiring Fund as freely as if it did not act in any capacity under the VRDP Shares Remarketing Agreement.

The Remarketing Agent will not be responsible or liable for any failure or delay in the performance of its obligations under the VRDP Shares Remarketing Agreement arising out of or caused by the failure of any other party (other than an affiliate of the Remarketing Agent) to provide any notice, statement or document required to be delivered in connection with performance by the Remarketing Agent of the relevant obligation.

Under the VRDP Shares Remarketing Agreement, the Acquiring Fund is required to indemnify the Remarketing Agent against certain liabilities out of or in connection with its duties under the VRDP Shares Remarketing Agreement.

The Remarketing Agent may resign and be discharged from its duties and obligations under the VRDP Shares Remarketing Agreement with respect to the VRDP Shares by giving ninety (90) days’ prior written notice to the Acquiring Fund, the Tender and Paying Agent, and the Liquidity Provider.

In addition, the Remarketing Agent may terminate the VRDP Shares Remarketing Agreement and all of its obligations thereunder with respect to VRDP Shares, by notifying the Acquiring Fund, the Tender and Paying Agent, and the Liquidity Provider of its election to do so, if any of the following conditions have not been met or satisfied in full and such failure shall have continued for a period of thirty (30) days after such Remarketing Agent has given notice thereof to the Acquiring Fund specifying the condition which has not been met and requiring it to be met: (i) any legislation, resolution, ordinance, rule or regulation is enacted by any governmental body, department or agency of the United States or the State of New York, or a decision by any court of competent jurisdiction within the United States or the State of New York is rendered, which, in the Remarketing Agent’s reasonable opinion, materially adversely affects the marketability of the VRDP Shares; (ii) additional material restrictions not in force as of the date of the VRDP Shares Remarketing Agreement have been imposed upon trading in securities generally by any governmental authority or by any national securities exchange, which, in the Remarketing Agent’s reasonable opinion, would cause the performance of the Remarketing Agent’s obligations under the VRDP Shares Remarketing Agreement to violate applicable law; (iii) any litigation is instituted and outstanding to restrain or enjoin the sale or remarketing of the VRDP Shares or in any way protesting or affecting any authority for or the validity of the VRDP Shares or the VRDP Shares Remarketing Agreement, or the existence or powers of the Acquiring Fund or the Liquidity Provider to perform, as applicable, its obligations under the VRDP Shares Remarketing Agreement or under the VRDP Shares Purchase Agreement; (iv) a general banking moratorium has been declared by federal or New York authorities having jurisdiction or a material disruption in commercial banking or securities settlement of clearances services or a force majeure event has occurred which in the reasonable opinion of the Remarketing Agent materially adversely affects the settlement or clearance of the VRDP Shares; or (v) a material misstatement or omission in the Remarketing Materials, except for any Liquidity Provider Information, so long as the Liquidity Provider is an affiliate of the Remarketing Agent, has occurred, so that it is not advisable, in the reasonable judgment of the Remarketing Agent, to attempt to remarket the VRDP Shares; provided that the Remarketing Agent, upon identifying any such material misstatement or omission in the Remarketing Materials, promptly notifies the Acquiring Fund. Termination of the VRDP Shares Remarketing Agreement by the Remarketing Agent after giving the required notices with respect to VRDP Shares will be immediate in the event of the occurrence and continuation of any of the following events: (i) the rating of the VRDP Shares or the Liquidity Provider has been downgraded or withdrawn by an NRSRO, the effect of which, in the reasonable opinion of the Remarketing Agent, is to affect materially and adversely the market price of the VRDP Shares or the Remarketing Agent’s ability to remarket the VRDP Shares; (ii) all of the VRDP Shares shall have been redeemed by the Acquiring Fund; (iii) without the prior written consent of the Remarketing Agent, the Articles Supplementary, the Charter, or the Tender and Paying Agent Agreement is either not in full force and effect or has been amended in any manner that in the reasonable opinion of the Remarketing Agent materially changes the nature of the VRDP Shares or the remarketing procedures; (iv) legislation or a decision by a court of the United States is rendered, or stop order, ruling, regulation or official statement by, or on behalf of, the SEC or other governmental agency having jurisdiction of the subject matter is made, to the effect that the offering or sale of the VRDP Shares is or would be in violation of any provision of the Securities Act as then in effect, or the Exchange Act as then in effect, or with the purpose or effect of otherwise prohibiting the offering or sale of the VRDP Shares without registration under the Securities Act. Notwithstanding the foregoing, so long as the Purchase Obligation is in effect, following notice of a Mandatory Tender Event, the Remarketing Agent may not terminate the VRDP Shares Remarketing

Agreement or resign until after the purchase of the VRDP Shares required to be made on the related Purchase Date; provided that the Remarketing Agent will not be required to perform its obligations under the VRDP Shares Remarketing Agreement or under any other Related Document if, in the opinion of a nationally recognized outside counsel selected by the Remarketing Agent reasonably acceptable to the Acquiring Fund and its Investment Advisor, such performance would violate any applicable laws.

The Acquiring Fund, with the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld), may remove the Remarketing Agent with respect to the VRDP Shares by giving at least sixty (60) days’ prior written notice to the Remarketing Agent, the Tender and Paying Agent and the Liquidity Provider; provided, however, that no such removal shall become effective for an additional thirty (30) days unless the Acquiring Fund has appointed, with the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld), at least one nationally recognized securities dealer with experience in remarketing variable rate securities as a successor Remarketing Agent for the VRDP Shares and the successor Remarketing Agent has entered into a remarketing agreement with the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, in which it has agreed to, among other duties, conduct Remarketings in respect of VRDP Shares and determine the Applicable Rate on each Rate Determination Date for the VRDP Shares in accordance with the terms and conditions of the Articles Supplementary; provided, further, however, that if the Liquidity Provider is an affiliate of the Remarketing Agent, the Remarketing Agent may not be removed unless the Liquidity Provider consents to such removal or the successor Remarketing Agent agrees to purchase any VRDP Shares owned by the Remarketing Agent as of the effective date of such removal at a purchase price equal to the Liquidation Preference thereof plus accumulated but unpaid dividends thereon (whether or not earned or declared) to the effective date of such removal. In such case, the Acquiring Fund will use its best efforts to appoint a successor Remarketing Agent for VRDP Shares and enter into a remarketing agreement with such person as soon as reasonably practicable.

Tender and Paying Agent

The Acquiring Fund entered into a Tender and Paying Agent Agreement with The Bank of New York Mellon.

The Tender and Paying Agent Agreement provides, among other things, that the Tender and Paying Agent will (a) act as the Acquiring Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to VRDP Shares, and (b) carry out certain other procedures provided in the Tender and Paying Agent Agreement.

The Tender and Paying Agent also entered into the VRDP Shares Purchase Agreement with the Liquidity Provider. Any decision by the Board of Directors to replace the Tender and Paying Agent requires the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld).

The Acquiring Fund is required to use its best efforts to engage at all times a Tender and Paying Agent. The Tender and Paying Agent may resign and be discharged from its duties and obligations under the Tender and Paying Agent Agreement with respect to any VRDP Shares by giving sixty (60) days’ prior written notice to the Acquiring Fund, the Liquidity Provider and the Remarketing Agent or Remarketing Agents, if any; provided, however, that no such resignation will be effective until the Acquiring Fund appoints, with the prior written consent of the Liquidity Provider (such consent not to be unreasonably withheld), a successor Tender and Paying Agent for such shares, and the successor Tender and Paying Agent (x) has entered into (i) a tender and paying agent agreement with the Acquiring Fund, in form and substance reasonably satisfactory to the Liquidity Provider, in which it has agreed to undertake substantially the same duties and obligations with respect to such shares in accordance with the terms and conditions of the Tender and Paying Agent Agreement and (ii) a VRDP Shares Purchase Agreement with the Liquidity Provider and (y) is a licensed banking entity with trust powers or a trust company and has total assets of at least $50 million. In such case, the Acquiring Fund is required to use its best efforts to appoint a successor Tender and Paying Agent for such shares and enter into a tender and paying agent agreement with the successor Tender and Paying Agent as soon as reasonably practicable.

The Acquiring Fund, with the prior written consent of the Liquidity Provider (whose consent will not be unreasonably withheld) may remove the Tender and Paying Agent with respect to any VRDP Shares by giving at least sixty (60) days’ prior written notice to the Tender and Paying Agent, the Remarketing Agent or Remarketing Agents, if any, and the Liquidity Provider; provided, however, that no such removal will become effective until the Acquiring Fund appoints, with the prior written consent of the Liquidity Provider (whose consent will not be unreasonably withheld) a successor Tender and Paying Agent for VRDP Shares and the successor Tender and Paying Agent (x) has entered into (i) a tender and paying agent agreement with the Acquiring Fund, in form and substance reasonably satisfactory to the Liquidity Provider, in which it has agreed to undertake the same duties and assume the same obligations for such shares in accordance with the terms and conditions of the Tender and Paying Agent Agreement and (ii) a VRDP Shares Purchase Agreement with the Liquidity Provider and (y) is a licensed banking entity with trust powers or a trust company and has total assets of at least $50 million. In such case, the Acquiring Fund is required to use its best efforts to appoint a successor Tender and Paying Agent for VRDP Shares and enter into a tender and paying agent agreement with the successor Tender and Paying Agent as soon as reasonably practicable.

The Tender and Paying Agent will act as an agent pursuant to and in accordance with the Tender and Paying Agent Agreement and the VRDP Shares Purchase Agreement, as applicable. The Liquidity Provider and the Holders and, but only in connection with specific references therein to Beneficial Owners (as distinguished from references to Holders), the Beneficial Owners from time to time of the VRDP Shares are express third-party beneficiaries of the Tender and Paying Agent Agreement with respect to the provisions of the Tender and Paying Agent Agreement pursuant to which the Tender and Paying Agent is obligated to hold funds, Deposit Securities or VRDP Shares for or on their respective behalves, subject, however, to the terms and conditions of the Tender and Paying Agent Agreement, and with respect to the provisions of the VRDP Shares Purchase Agreement pursuant to which the Tender and Paying Agent is obligated to deliver a Preliminary Notice of Purchase and Final Notice of Purchase to the Liquidity Provider, deliver tendered VRDP Shares to the Liquidity Provider, and deliver the Purchase Price received from the Liquidity Provider to the tendering Beneficial Owner, Agent Member or Holder, as applicable, subject, however, to the terms and provisions of the VRDP Shares Purchase Agreement; provided that the Tender and Paying Agent has no obligation under the terms of those agreements or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or other Person that arise out of or relate to such agreements. The Liquidity Provider is an express third-party beneficiary of the Tender and Paying Agent Agreement with respect to certain provisions of the Tender and Paying Agent Agreement, to the extent such provisions expressly provide rights or benefits to the Liquidity Provider, subject, however, to the other terms and provisions of the Tender and Paying Agent Agreement; provided that the Tender and Paying Agent has no obligation under the terms of the Tender and Paying Agent agreements or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or Beneficial Owner or other Person that arise out of or relate to such agreements. The Tender and Paying Agent is not required to advance its own funds to any Holder if sufficient funds have not been deposited with the Tender and Paying Agent by the Acquiring Fund for the purpose of making payments.

Terms Applicable to the VRDP Shares During the Current Special Rate Period

General

The terms contained in this section are only applicable during the Current Special Rate Period and supersede any conflicting terms or provisions of the VRDP Shares described above during the Current Special Rate Period.

Calculations of Dividends During Current Special Rate Period

For each SRP Calculation Period for the VRDP Shares, the dividend rate on the VRDP Shares (the “SRP Applicable Rate”) is required to be calculated by the Tender and Paying Agent and will be equal to the rate per annum that results for the sum of the (1) Base Rate and (2) a percentage per annum based on the long-term ratings assigned to the VRDP Shares (“Ratings Spread”) (the “SRP Applicable Rate Determination”).

The Ratings Spread will increase in the event the VRDP Shares are rated below Aaa/AAA by all of the rating agencies rating the VRDP Shares at the time such Ratings Spread is determined, up to a maximum of 4.00% in the event the VRDP Shares are either rated below Baa3/BBB1 by at least one of the rating agencies then rating the VRDP Shares or not rated by any rating agency. The SRP Applicable Rate for any SRP Calculation Period (or part thereof) will in no event be greater than the Maximum Rate.

The Tender and Paying Agent is required to (i) establish the SRP Applicable Rate not later than 5:00 p.m., New York City time, on each SRP Calculation Date for each SRP Calculation Period and (ii) notify the Acquiring Fund, the Acquiring Fund’s Custodian, and, upon request from the Acquiring Fund, the Holders, of the SRP Applicable Rate by Electronic Means after 5:00 p.m., New York City time, on each SRP Calculation Date.

The Tender and Paying Agent is required to obtain the Base Rate from Thompson Reuters, or if the Base Rate is not available on Thompson Reuters, then the Tender and Paying Agent is required to obtain the Base Rate from any other information source for the Base Rate approved by the Acquiring Fund. If there is a change in the long-term ratings of the VRDP Shares, the Acquiring Fund is required to provide written notice to the Tender and Paying Agent within three (3) Business Days of its receipt of notice of such change, but not later than the close of business on the Business Day immediately preceding a SRP Calculation Date if notice has been provided to the Acquiring Fund (which may be in the form of a press release) of such change in a rating or ratings prior to 12:00 noon on such Business Day, and the Tender and Paying Agent is required to take into account such change in rating or ratings so long as such notice is received by the Tender and Paying Agent no later than the close of business on such Business Day.

The Remarketing Agent is not required to establish the Applicable Rate, calculate the Maximum Rate or provide notification thereof during the Current Special Rate Period. Section 3 of Part II of the Articles Supplementary, which relates to the determination of the Applicable Rate, is not applicable during the Current Special Rate Period.

The amount of dividends payable on each VRDP Share on any Dividend Payment Date during the Current Special Rate Period is calculated by the Tender and Paying Agent and equals the sum of the dividends accumulated but not yet paid for each SRP Calculation Period (or part thereof) and, if applicable, any other Rate Period (or part thereof) occurring during the related Dividend Period. The amount of dividends accumulated for each such SRP Calculation Period (or part thereof) is computed by multiplying the SRP Applicable Rate for the VRDP Shares for such SRP Calculation Period (or part thereof) by a fraction, the numerator of which is the number of days in such SRP Calculation Period (or part thereof) and the denominator of which is the actual number of days in the year (365 or 366), and multiplying such product by $100,000.

During the Current Special Rate Period, references in the Articles Supplementary and the other Related Documents to the “Applicable Rate Determination,” the “Applicable Rate,” a “Subsequent Rate Period” or a “Rate Determination Date,” in each case with respect to the VRDP Shares, are deemed to be references to the SRP Applicable Rate Determination, the SRP Applicable Rate, an SRP Calculation Period or an SRP Calculation Date, respectively.

Special Redemption Provision

The VRDP Shares may be redeemed at the Acquiring Fund’s option only upon the payment of the applicable Redemption Premium and otherwise in accordance with Section 10(a) of the Articles Supplementary. Any VRDP Share exchanged for a preferred share of an acquiring entity or successor entity in connection with a reorganization, merger, or redomestication of the Acquiring Fund in another state that had previously been approved by the Holders of the VRDP Shares or that otherwise does not require the vote or consent of the Holders of the VRDP Shares is not subject to the Redemption Premium solely as a result of such exchange of shares.

Optional Tender and Transfers of VRDP Shares

Beneficial Owners and Holders do not have the right to tender their VRDP Shares for Remarketing pursuant to an Optional Tender.

A Beneficial Owner or Holder of VRDP Shares may sell, transfer or otherwise dispose of the VRDP Shares in whole only to (i) Persons that such Beneficial Owner or Holder reasonably believes are QIBs that are either registered closed-end management investment companies, the common shares of which are traded on a national securities exchange (“Closed-End Funds”), banks, insurance companies, companies that are included in the S&P 500 Index (and their direct or indirect wholly owned subsidiaries) or registered open-end management investment companies, (ii) tender option bond trusts (whether tax-exempt or taxable) in which all investors are Persons that such Beneficial Owner or Holder reasonably believes are QIBs that are Closed-End Funds, banks, insurance companies, companies that are included in the S&P 500 Index (and their direct or indirect wholly owned subsidiaries) or registered open-end management investment companies (or, in the case of a tender option bond trust in which an affiliate of such Beneficial Owner or Holder retains a residual interest, such affiliate of such Beneficial Owner or Holder, but only to the extent expressly provided for in an agreement between the Acquiring Fund and such Beneficial Owner or Holder) or (iii) such other Persons approved in writing by the Acquiring Fund, in each case, pursuant to Rule 144A of the Securities Act or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the Securities Act. Any transfer in violation of the foregoing restrictions will be void ab initio and any transferee of VRDP Shares transferred in violation of such foregoing restrictions will be deemed to agree to hold all payments it received on any such improperly transferred VRDP Shares in trust for the benefit of the transferor of such VRDP Shares.

In the event that a Beneficial Owner transfers VRDP Shares to a tender option bond trust in which such Beneficial Owner or an affiliate of such Beneficial Owner that is wholly owned direct or indirect subsidiary of such Beneficial Owner retains a residual interest, for so long as no event has occurred that results in the termination of such tender option bond trust, for purposes of each section of the Articles Supplementary that requires, permits or provides for (i) notice of delivery of information to the Beneficial Owner of VRDP Shares or (ii) voting of the VRDP shares by or the giving of any consent by the Beneficial Owner of the VRDP Shares (collectively, the “Applicable Sections”), then such Beneficial Owner, and not such tender option bond trust, will be deemed to be the actual holder and Beneficial Owner of such VRDP Shares.

Except with respect to the deemed holding and ownership provisions set forth above in respect of the Applicable Sections, any tender option bond trust to which the VRDP Shares are transferred and each of the beneficial owners thereof will, subject to the provisions of the agreements governing the tender option bond trust, retain all of its other rights in respect of the VRDP Shares under the Articles Supplementary or applicable law.

Taxable Allocations and Gross-Up Payments

Holders of VRDP Shares are entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor under applicable law and otherwise in accordance with applicable law, dividends in an amount equal to the aggregate Gross-up Payments as follows:

Whenever the Acquiring Fund intends or expects to include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on VRDP Shares, the Acquiring Fund is required to notify the Tender and Paying Agent of the amount to be so included (i) not later than 14 calendar days preceding the first SRP Calculation Date on which the SRP Applicable Rate for such dividend is to be established, and (ii) for any successive SRP Calculation Date on which the SRP Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding SRP Calculation Date. Whenever such advance notice is received from the Acquiring Fund, the Tender and Paying Agent is required to notify each Holder and each Beneficial Owner or its Agent Member identified to the Tender and Paying Agent. With respect to an SRP Calculation Period for which such notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt-interest income, the different types of income are required to be paid in the same relative proportions for each day during the SRP Calculation Period.

If the Acquiring Fund allocates, under Subchapter M of Chapter 1 of the Code, any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on VRDP Shares, the Acquiring Fund is required to the extent practical to simultaneously increase such dividend payment by an additional amount equal to the Gross-up Payment and to direct the Tender and Paying Agent to send notice with such dividend describing the Gross-up Payment.

If the Acquiring Fund allocates, under Subchapter M of Chapter 1 of the Code, any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on VRDP Shares without simultaneously increasing such divided as described in the foregoing paragraph, the Acquiring Fund is required to, prior to the end of the calendar year in which such dividend was paid, direct the Tender and Paying Agent to send notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Acquiring Fund.

The Acquiring Fund is not required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Acquiring Fund.

Section 3 of Part I (which relates to Gross-up Payments) and Section 6 of Part II (which relates to notifications of allocations) of the Articles Supplementary have no effect during the Current Special Rate Period.

Termination of Current Special Rate Period

The Scheduled Termination Date for the VRDP Shares is July 5, 2018.

If the Scheduled Termination Date for the VRDP Shares is further extended to a succeeding Scheduled Termination Date in accordance with the terms of the VRDP Shares Purchase Agreement, then, unless the Current Special Rate Period has been extended in accordance with the procedures set forth below, the VRDP Shares beneficially owned by any Beneficial Owner will be deemed automatically tendered for Remarketing on the seventh day prior to the last day of the Current Special Rate Period (the “Automatic Tender Date”) with a Purchase Date occurring on the first day of the Subsequent Rate Period immediately succeeding the Current Special Rate Period. If any VRDP Shares beneficially owned by a Beneficial Owner for federal income tax purposes on such Purchase Date are not successfully remarketed for purchase on such Purchase Date, a Failed Remarketing Condition—Purchased VRDP Shares will be deemed to exist in respect of such VRDP Shares for all purposes of the Articles Supplementary (including Section 10(b) thereof and the definition of Maximum Rate) and the other Related Documents and, as of such Purchase Date, such VRDP Shares will be deemed beneficially owned by the Liquidity Provider. Accordingly, all such VRDP Shares deemed beneficially owned by the Liquidity Provider will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents, and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents. For the avoidance of doubt, if any VRDP Shares beneficially owned by a Beneficial Owner other than the Liquidity Provider are not successfully remarketed on the Purchase Date relating to the Automatic Tender Date and are purchased by the Liquidity Provider pursuant to the Purchase Obligation, such VRDP Shares will constitute Failed Remarketing Condition—Purchased VRDP Shares, such VRDP Shares will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents, and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents.

The Acquiring Fund will have the right, exercisable not more than 120 days nor less than 90 days prior to the last day of the Current Special Rate Period, to request that each Holder of the VRDP Shares (x) extend the term of the Current Special Rate Period for the VRDP Shares for an additional 364-day period, which request may be conditioned upon terms and conditions that are different from the terms and conditions herein, including, without limitation, the further extension of the Scheduled Termination Date and (y) notify the Acquiring Fund and the Tender and Paying Agent of such Holder’s acceptance or rejection of such request within 30 days after receiving such request. If any Holder of the VRDP Shares fails to notify the Acquiring Fund and the Tender and Paying Agent of its acceptance or rejection of the Acquiring Fund’s request for extension within 30 days after receiving such request, such failure to respond will constitute a rejection of such request. Any acceptance by a Holder within such 30-day period may be conditioned upon terms and conditions, including, without limitation, the further extension of the Scheduled Termination Date, that are different from the terms and conditions herein or the terms proposed by the Acquiring Fund in making an extension request (a “Conditional Acceptance”). If any Holder provides a Conditional Acceptance, then the Acquiring Fund will have 30 days thereafter to notify the Total Holders and the Tender and Paying Agent of the Acquiring Fund’s acceptance or rejection of the terms and conditions specified in any such Conditional Acceptance. The Acquiring Fund’s failure to notify the Total Holders and the Tender and Paying Agent within such 30-day period will be deemed a rejection of the terms and conditions specified in a Conditional Acceptance. Each Holder of the VRDP Shares may grant or deny any request for extension of the Current Special Rate Period for the VRDP Shares in their sole and absolute discretion and any request for such extension will be effective only if granted by the Total Holders.

If the Scheduled Termination Date is not further extended to a succeeding Scheduled Termination Date in accordance with the terms of the VRDP Shares Purchase Agreement or if the VRDP Shares Purchase Agreement is otherwise terminated on or prior to the Scheduled Termination Date for any reason, then the VRDP Shares beneficially owned by any Beneficial Owner will be deemed automatically tendered for Remarketing on the seventh day prior to the

Scheduled Termination Date (whether or not the VRDP Shares Purchase Agreement has terminated on or prior to such date) with a Purchase Date occurring on such Scheduled Termination Date. Notice of the automatic tender of such VRDP Shares for Remarketing is required to be provided by or on behalf of the Acquiring Fund to the Holders of such VRDP Shares as soon as reasonably practicable prior to, but in no event later than, one Business Day before the Automatic Tender Date. Notwithstanding the foregoing provisions of this Notice of Special Rate Period, if any VRDP Shares beneficially owned by a Beneficial Owner for federal income tax purposes on such Purchase Date are not successfully remarketed for purchase on such Purchase Date, a Failed Remarketing Condition—Purchased VRDP Shares will be deemed to exist in respect of such VRDP Shares for all purposes of the Articles Supplementary (including Section 10(b) thereof and the definition of Maximum Rate) and the other Related Documents and, as of such Purchase Date, such VRDP Shares will be deemed beneficially owned by the Liquidity Provider, unless the Acquiring Fund has entered into an Alternate VRDP Shares Purchase Agreement and all VRDP Shares beneficially owned by such Beneficial Owner are subject to purchase by the replacement Liquidity Provider pursuant to the Purchase Obligation of such Liquidity Provider under such Alternate VRDP Shares Purchase Agreement on and as of such Purchase Date. Accordingly, if a Failed Remarketing Condition—Purchased VRDP Shares is so deemed to exist in respect of any VRDP Shares deemed beneficially owned by the Liquidity Provider on such Purchase Date, such VRDP Shares will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents. For the avoidance of doubt, if any VRDP Shares beneficially owned by a Beneficial Owner other than the Liquidity Provider are not successfully remarketed on the Purchase Date relating to the automatic tender described above and are purchased by the Liquidity Provider pursuant to the Purchase Obligation, such VRDP Shares will constitute a Failed Remarketing Condition—Purchased VRDP Shares, such VRDP Shares will thereafter be deemed tendered for Remarketing on each Business Day in accordance with the Related Documents, and the continued beneficial ownership of such VRDP Shares by the Liquidity Provider will result in a Failed Remarketing Condition—Purchased VRDP Shares Redemption in accordance with, and subject to, the terms of such definition and the Related Documents.

Other Provisions Applicable During the Current Special Rate Period

There are no Mandatory Tender Events or Mandatory Tenders or any consequences or penalties as a result of there being no Mandatory Tender Events or Mandatory Tenders.

The Acquiring Fund is not required to maintain a VRDP Shares Purchase Agreement providing for a Purchase Obligation with a Liquidity Provider with (i) short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

The Acquiring Fund is not required to obtain or maintain any short-term preferred share rating of the VRDP Shares.

The annual fee rates payable to the Remarketing Agent and the Liquidity Provider were reduced to an annual rate of 0.00% for the duration of the Current Special Rate Period.

Ratings and Rating Agencies

The Acquiring Fund is required under the Fee Agreement to use its reasonable best efforts to maintain a long-term preferred share rating of the VRDP Shares by at least two Rating Agencies. The Acquiring Fund is not required to maintain such ratings at any specific ratings category level.

The Acquiring Fund, without the approval of the Liquidity Provider, may terminate the services of any Rating Agency then providing a rating for the VRDP Shares and replace it with another NRSRO; provided that the Acquiring Fund provides seven (7) days’ notice by Electronic Means to the Liquidity Provider prior to terminating the services of a Rating Agency and replacing it with another NRSRO that, at the time of such replacement has (i) published a rating for the VRDP Shares and (ii) entered into an agreement with the Acquiring Fund to continue to publish such rating subject to such NRSRO’s customary conditions.

The Acquiring Fund, without the approval of the Liquidity Provider, may terminate the services of any Rating Agency then providing a rating for the VRDP Shares without replacement; provided that (A) the Acquiring Fund has given the Tender and Paying Agent, such terminated Rating Agency, and the Liquidity Provider at least 45 calendar days’ advance written notice of such termination of services, (B) the Acquiring Fund is in compliance with the Rating Agency Provisions of such terminated Rating Agency at the time the notice required in the preceding clause (A) is given and at the time of the termination of such Rating Agency’s services, and (C) the VRDP Shares continue to be rated by at least two Rating Agencies at and after the time of the termination of such Rating Agency’s services.

Liquidity Provider Ownership of VRDP Shares and Voting Trust Agreement

From (and including) the first day of the Current Special Rate Period to (and excluding) the last day thereof, and for so long as the Liquidity Provider together with any of its Affiliates individually or in the aggregate own at least 20% of the Outstanding VRDP Shares and the Acquiring Fund has not failed to pay dividends on the VRDP Shares for two years, the Liquidity Provider is required under the Fee Agreement to enter into and maintain a voting trust agreement (“Voting Trust Agreement”) and convey into a voting trust the right to vote all of its VRDP Shares owned by it with respect to:

(i)	the election of the two members of the Board of Directors for which Holders of VRDP Shares are exclusively entitled to vote under Section 18(a)(2)(C) of the 1940 Act and all other rights given to Holders of VRDP Shares with respect to the election of the Board of Directors of the Acquiring Fund;

(ii)	the conversion of the Acquiring Fund from a closed-end management investment company to an open-end fund, or to change the Acquiring Fund’s classification from diversified to non-diversified (any of the foregoing, a “Conversion”), together with any additional voting or consent right under the Articles Supplementary that relates solely to any action or amendment to the Articles Supplementary that is so closely related to the Conversion that it would be impossible to give effect to the Conversion without implicating such additional voting or consent right; provided that any such additional voting or consent rights do not include any voting or consent right related to satisfying any additional term, condition or agreement which the Conversion is conditioned upon or subject to or, any voting or consent right relating to any amendment or waiver of Section 6, 7 or 10 of the Articles Supplementary or any definitions relevant to any such section;

(iii)

the deviation from a policy in respect of concentration of investments in any particular industry or group of industries as recited in the Acquiring Fund’s registration statement (a “Deviation”), together with any additional voting or consent right under the Articles Supplementary that relates solely to any action or amendment to the Articles Supplementary that is so closely related to the Deviation that it would be impossible to give effect to the Deviation without implicating such additional voting or consent rights; provided that any such additional voting or consent right do not include any voting or consent right related to satisfying any additional term, condition or agreement which the Deviation is conditioned upon or subject to or, for the avoidance of doubt, any voting or consent right relating to any amendment or waiver of Section 6, 7 or 10 of the Articles Supplementary or any definitions relevant to any such section; and

(iv)	borrowing money, issuing senior securities, underwriting securities issued by other Persons, purchasing or selling real estate or commodities or making loans to other Persons other than in accordance with the recitals of policy with respect thereto in the Acquiring Fund’s registration statement (any of the foregoing, a “Policy Change”), together with any additional voting or consent right under the Articles Supplementary that relates solely to any action or amendment to the Articles Supplementary that is so closely related to the Policy Change that it would be impossible to give effect to the Policy Change without implicating such additional voting or consent right; provided that any such additional voting or consent right do not include any voting or consent rights related to satisfying any additional term, condition or agreement which the Policy Change is conditioned upon or subject to or, for the avoidance of doubt, any voting or consent right relating to any amendment or waiver of Section 6, 7 or 10 of the Articles Supplementary, Section 6.24 of the VRDP Shares Fee Agreement or any definitions relevant to any such section.

Upon the transfer of VRDP Shares during the Special Rate Period by the Liquidity Provider or any of its Affiliates to any third party, such VRDP Shares will no longer be subject to the Voting Trust Agreement; provided, however, in connection with an Excluded Transfer:

(i)	of the type specified in clause (a) of the definition of Excluded Transfer, the VRDP Shares will remain subject to the Voting Trust Agreement until such time as the Acquiring Fund, upon the request of the Liquidity Provider, enters into a voting arrangement satisfying Section 12(d)(1)(E)(iii) of the 1940 Act;

(ii)	of the type specified in clauses (c) or (d) of the definition of Excluded Transfer, to the extent the Liquidity Provider retains the right to vote or direct voting in connection with such transactions, the VRDP Shares will remain subject to the Voting Trust Agreement until such time as there is a default by the Liquidity Provider under the related repurchase transaction or collateral pledge arrangement; and

(iii)	of the type specified in clauses (c) or (d) of the definition of Excluded Transfer, to the extent the Liquidity Provider does not retain the right to vote or direct voting of such VRDP Shares in such transactions, such transactions do not permit the removal of the VRDP Shares’ rights transferred to the voting trust from the Voting Trust Agreement within the first 60 days of closing of such transferee becoming the Beneficial Owner of such VRDP Shares unless there is a default by the Liquidity Provider under the related repurchase transaction or collateral pledge arrangement.

Right of First Refusal on Transfers of VRDP Shares by the Liquidity Provider

The Acquiring Fund has the right of first refusal on all proposed transfers of Outstanding VRDP Shares from the Liquidity Provider or an Affiliate thereof (other than an Excluded Transfer) to an unaffiliated third party which will upon settlement result in such unaffiliated third-party holding and having purchased directly or indirectly in a series of related transactions (with the actual knowledge of the Liquidity Provider) from the Liquidity Provider (or the Liquidity Provider’s Affiliates in the aggregate), more than 25% of the Outstanding VRDP Shares; provided that the foregoing right of first refusal will apply in connection with the transfer of the residual interests in a tender option bond trust or the equity or residual interests of any other entity formed by the Liquidity Provider or its Affiliates to hold the VRDP Shares that results in the indirect transfer of more than 25% of the voting rights of the Outstanding VRDP Shares to an unaffiliated third party (other than an Excluded Transfer); provided, further, that in the case of a transfer of a residual interest in a tender options bond trust, the right of first refusal will apply to the residual interests and not the VRDP Shares.

RISKS OF INVESTING IN THE VRDP SHARES

Credit Risk of the Liquidity Provider. In the event of a material credit or capital impairment of the Liquidity Provider, there is no assurance that the Liquidity Provider will be able to fulfill its obligation to purchase VRDP Shares. Any failure by the Liquidity Provider to fulfill its obligation to purchase VRDP Shares will result in dividends on the VRDP Shares being increased to the Maximum Rate. The Liquidity Provider’s solvency and ability to fulfill its obligation to pay for VRDP Shares that are tendered for Remarketing and cannot successfully be remarketed by the Remarketing Agent or that are subject to Mandatory Purchase may deteriorate before a Holder can successfully tender the VRDP Shares for Remarketing or purchase or before the occurrence of the Mandatory Purchase Date, as applicable. In addition, an NRSRO could downgrade the ratings of the Liquidity Provider, which could affect the liquidity and market price of the VRDP Shares. In the event of the filing of a bankruptcy proceeding of the Liquidity Provider, the VRDP Shares Purchase Agreement may be terminated prior to a Mandatory Purchase being effected, and the Acquiring Fund may not be able to enter into a new VRDP Shares Purchase Agreement with a replacement Liquidity Provider in a timely manner, if at all. In this instance, a Holder may not be able to sell VRDP Shares or may experience delays in receiving payment or may not recover all or a portion of any loss sustained from having to sell the VRDP Shares without the benefit of the VRDP Shares Purchase Agreement.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings assigned to the Liquidity Provider. Changes in the credit quality of the Liquidity Provider could cause a downgrade in the short-term credit ratings of the VRDP Shares and make the VRDP Shares less liquid in the secondary market and cause losses to Holders. The short-term credit ratings address the timely payment of the Purchase Price of the VRDP Shares by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement.

Remarketing Risk. Except during the Current Special Rate Period, Holders may elect to tender their VRDP Shares to the Tender and Paying Agent for Remarketing pursuant to an Optional Tender, or a Mandatory Tender may occur as described herein. In the case of VRDP Shares tendered for Remarketing by any Holder, the Remarketing Agent will only remarket the VRDP Shares tendered by such Holder to Persons that also are registered investment companies under the 1940 Act, except with the prior consent of the Acquiring Fund, which may limit the number of the potential purchasers of VRDP Shares in a Remarketing and increase the likelihood of a Failed Remarketing Condition, and, ultimately, a Failed Remarketing Condition—Purchased VRDP Shares Redemption. There can be no assurance that the Remarketing Agent will be able to remarket all the VRDP Shares tendered in a Remarketing. The Remarketing Agent in its sole discretion may purchase for its own account VRDP Shares in a Remarketing; however, the Remarketing Agent will not be obligated to purchase any VRDP Shares that would otherwise remain unsold in a Remarketing. If any VRDP Shares tendered in a Remarketing are not remarketed, the Tender and Paying Agent will tender such VRDP Shares for purchase, pursuant to a Final Notice of Purchase, to the Liquidity Provider. During the term of the VRDP Shares Purchase Agreement, the Liquidity Provider has an unconditional and irrevocable obligation to purchase VRDP Shares tendered for purchase on the relevant Purchase Date pursuant to a Final Notice of Purchase.

The Remarketing Agent Is Paid by the Acquiring Fund. Except during the Current Special Rate Period, the Remarketing Agent’s responsibilities include determining the Applicable Rate on each

Rate Determination Date and remarketing VRDP Shares that are optionally or mandatorily tendered by the owners thereof (subject, in each case, to the terms of the VRDP Shares Remarketing Agreement). The Remarketing Agent is appointed by the Acquiring Fund and is paid by the Acquiring Fund for its services. As a result, the interests of the Remarketing Agent may differ from those of existing holders and potential purchasers of VRDP Shares.

The Remarketing Agent Routinely Purchases Securities Similar to VRDP Shares for its Own Account. The Remarketing Agent acts as remarketing agent for a variety of variable rate demand obligations and, in its sole discretion, routinely purchases such obligations for its own account in order to achieve a successful remarketing of the obligations (i.e., because there are otherwise not enough buyers to purchase the obligations) or for other reasons. The Remarketing Agent is permitted, but not obligated, to purchase tendered VRDP Shares for its own account and, if it does so, it may cease doing so at any time without notice. The Remarketing Agent may also make a market in the VRDP Shares by purchasing and selling VRDP Shares other than in connection with an optional or mandatory tender and remarketing. Such purchases and sales may be at or below par. However, the Remarketing Agent is not required to make a market in the VRDP Shares. The Remarketing Agent may also sell any VRDP Shares it has purchased to one or more affiliated investment vehicles for collective ownership or enter into derivative arrangements with affiliates or others in order to reduce its exposure to the VRDP Shares. The purchase of VRDP Shares by the Remarketing Agent may create the appearance that there is greater third-party demand for the VRDP Shares in the market than is actually the case. The practices described above also may result in fewer VRDP Shares being tendered in a remarketing.

VRDP Shares May Be Offered at Different Prices on Any Date Including a Rate Determination Date. Pursuant to the VRDP Shares Remarketing Agreement, the Remarketing Agent is required to determine the Applicable Rate on each Rate Determination Date for the VRDP Shares in accordance with the terms and conditions of the Articles Supplementary, except during the Current Special Rate Period. The dividend rate will reflect, among other factors, the level of market demand for the VRDP Shares (including whether the Remarketing Agent is willing to purchase VRDP Shares for its own account). There may or may not be VRDP Shares tendered and remarketed on a Rate Determination Date, the Remarketing Agent may or may not be able to remarket any VRDP Shares tendered for purchase on such date at par and the Remarketing Agent may sell VRDP Shares at varying prices to different investors on such date or any other date. The Remarketing Agent is not obligated to advise purchasers in a remarketing if it does not have third-party buyers for all of the VRDP Shares at the remarketing price. In the event a Remarketing Agent owns any VRDP Shares for its own account, it may, in a secondary market transaction outside the tender process, offer such VRDP Shares on any date, including the Rate Determination Date, at a discount to the liquidation preference to some investors.

The Ability to Sell the VRDP Shares Other Than Through the Tender Process May Be Limited. The Remarketing Agent may buy and sell VRDP Shares other than through the tender process. However, it is not obligated to do so and may cease doing so at any time without notice and may require holders that wish to sell their VRDP Shares to instead tender their VRDP Shares through the Tender and Paying Agent with appropriate notice. Further, investors who purchase the VRDP Shares should not assume that they will be able to sell their VRDP Shares other than by tendering the VRDP Shares in accordance with the tender process. The VRDP Shares Purchase Agreement is not applicable to purchases of VRDP Shares other than those tendered in accordance with the tender process and, as such, may not be relied upon in connection with a sale of VRDP Shares by a holder to the Remarketing Agent. The VRDP Shares Purchase Agreement is only enforceable as to VRDP Shares that have been properly tendered in accordance with the terms of the transaction.

Under Certain Circumstances, the Remarketing Agent May Be Removed, Resign or Cease Remarketing the VRDP Shares, Without a Successor Being Named. Under certain circumstances, the

Remarketing Agent may be removed or have the ability to resign or cease its remarketing efforts, without a successor having been named, subject to the terms of the VRDP Shares Remarketing Agreement.

Failure of the Liquidity Provider to Fulfill Its Purchase Obligation. If VRDP Shares are not sold in a Remarketing on or before the Purchase Date, or an attempted Remarketing results in unsold VRDP Shares, or if a Mandatory Purchase Event occurs, the Liquidity Provider will be obligated to purchase the VRDP Shares upon receipt of a validly delivered Final Notice of Purchase. The ability of a Holder to realize payment from the Liquidity Provider will depend on the ability of the Liquidity Provider to pay for the VRDP Shares tendered pursuant to a Final Notice of Purchase. If the Liquidity Provider should default on its Purchase Obligation under the VRDP Shares Purchase Agreement, a Holder might have limited or no ability to sell its VRDP Shares or to recover all or a portion of any loss sustained from otherwise selling the VRDP Shares at a price below their liquidation preference, especially when market interest rates are rising. Any failure by the Liquidity Provider to fulfill its obligation to purchase VRDP Shares will result in dividends on the VRDP Shares being increased to the Maximum Rate. If the Liquidity Provider continues to fail to perform its duties and the Acquiring Fund cannot find a replacement Liquidity Provider, Holders may be required to continue to hold their VRDP Shares for an indefinite period of time.

Inability to Extend the Purchase Obligation or Engage a Successor Liquidity Provider. In the event the Acquiring Fund is unable to extend the VRDP Shares Purchase Agreement beyond the Scheduled Termination Date or engage a successor Liquidity Provider pursuant to an Alternate VRDP Shares Purchase Agreement providing for a Purchase Obligation on the same terms and conditions as the VRDP Shares Purchase Agreement and that can be maintained on a commercially reasonable basis, as determined in the sole discretion of the Board of Directors, a Mandatory Purchase Event will occur and each Holder will be required to deliver its VRDP Shares for purchase by the Liquidity Provider.

A Mandatory Tender Event or Mandatory Purchase Event May Occur at Times When Attractive Alternative Investment Opportunities Are Not Available. A Mandatory Tender Event or Mandatory Purchase Event may occur in circumstances that are unfavorable to Holders, at times when attractive alternative investment opportunities for reinvestment of the proceeds of a Remarketing or purchase by the Liquidity Provider are not available.

Interest Rate Risk. Interest rate risk is the risk that Municipal Bonds, and thus the Acquiring Fund’s net assets, will decline in value because of changes in interest rates. Generally, Municipal Bonds will decrease in value when interest rates rise and increase in value when interest rates decline. The Acquiring Fund is issuing VRDP Shares, which generally pay dividends based on short-term interest rates, and uses the proceeds to buy Municipal Bonds, which pay interest based on longer-term yields. Intermediate and long-term Municipal Bond yields are typically, although not always, higher than short-term interest rates. Long-term, intermediate-term and short-term interest rates may fluctuate. If short-term interest rates rise, VRDP Shares rates may rise so that the amount of dividends paid to the Holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of VRDP Shares. Because income from the Acquiring Fund’s entire investment portfolio (not just the portion of the portfolio attributable to the proceeds of the VRDP Shares offering) is available to pay dividends on the VRDP Shares, however, dividend rates on the VRDP Shares would need to greatly exceed the Acquiring Fund’s net portfolio income before the Acquiring Fund’s ability to pay dividends on the VRDP Shares would be jeopardized. If long-term rates rise, the value of the Acquiring Fund’s investment portfolio will decline, reducing the amount of assets serving as the Minimum VRDP Shares Asset Coverage. Additionally, in certain market environments, short-term market interest rates may be higher than the Maximum Rate allowable for the dividend reset for VRDP Shares. In such extreme circumstances, this scenario may adversely affect the valuation of VRDP Shares and the liquidity of VRDP Shares through the Remarketing process or may cause the Acquiring Fund to redeem the VRDP Shares.

No Public Trading Market. There is currently no established trading market for such shares. The Acquiring Fund does not intend to apply for a listing of the VRDP Shares on a securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the VRDP Shares outside of Remarketings by the Remarketing Agent and the Purchase Obligation of the Liquidity Provider. Unless otherwise permitted by the Acquiring Fund or otherwise permitted by the VRDP Shares Remarketing Agreement in the case of VRDP Shares owned by the Liquidity Provider or the Remarketing Agent, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of the VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the remarketing procedures set forth in the Articles Supplementary; provided, however, that a sale, transfer or other disposition of VRDP Shares from a Beneficial Owner who holds VRDP Shares through an Agent Member to another Beneficial Owner who holds VRDP Shares through the same Agent Member shall be permitted. In the case of all transfers other than pursuant to Remarketings made in accordance with the preceding sentence, the Agent Member or other Person to whom such transfer is made shall advise the Remarketing Agent. The Acquiring Fund has not registered, and does not intend to register, the VRDP Shares under the Securities Act. Accordingly, the VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to persons reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision. If at any time the Acquiring Fund or the Liquidity Provider’s bank holding company is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to preserve the exemption for resales and transfers under Rule 144A, the Acquiring Fund or the Liquidity Provider, as the case may be, will furnish, or cause to be furnished, to Holders and prospective purchasers of VRDP Shares, upon request, information with respect to the Acquiring Fund or the Liquidity Provider, as the case may be, satisfying the requirements of subsection (d)(4) of Rule 144A.

Subordination Risk. While Holders will have equal liquidation and distribution rights to any other Preferred Shares that might be issued by the Acquiring Fund, they will be subordinated to the rights of holders of senior indebtedness, if any, of the Acquiring Fund. Therefore, dividends, distributions and other payments to Holders in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. The Acquiring Fund currently has no senior indebtedness. If the Acquiring Fund enters into borrowings, delayed delivery purchases and/or forward delivery contracts or interest rate swaps or caps, the rights of lenders and counterparties in those transactions will also be senior to those of the VRDP Shares.

Ratings and Asset Coverage Risk. The Acquiring Fund intends to obtain long-term ratings for each VRDP Share to be issued in the Reorganizations equivalent to the ratings of the BLJ and BNJ VRDP Shares immediately prior to the closing.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings assigned to the Liquidity Provider. Changes in the credit quality of the Liquidity Provider could cause a downgrade in the short-term credit ratings of the VRDP Shares and make the VRDP Shares less liquid in the secondary market and cause losses to Holders. The short-term credit ratings address the timely payment of the Purchase Price of the VRDP Shares by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement.

The Acquiring Fund intends to maintain its current long-term credit ratings by Moody’s and Fitch (or the highest equivalent ratings category for preferred stock furnished by at least two

Rating Agencies); however, the ratings do not eliminate or necessarily mitigate the risks of investing in VRDP Shares. A Rating Agency could downgrade VRDP Shares, which may make VRDP Shares less liquid in the secondary market, although the downgrade would probably result in higher dividend rates. There can be no assurance that one or more Rating Agencies will not downgrade VRDP Shares, including as a result of altering its or their rating criteria, that the Acquiring Fund will maintain any ratings of the VRDP Shares or, if at any time the VRDP Shares have one or more ratings, that any particular ratings will be maintained. The Acquiring Fund may, at any time, replace a Rating Agency with another Rating Agency or terminate the services of any Rating Agencies then providing a rating for the VRDP Shares without replacement, in either case, without the approval of holders of VRDP Shares or other stockholders of the Acquiring Fund (as BLJ and BNJ may do currently with respect to any rating agency rating their VRDP Shares and VMTP Shares, respectively). In the event a Rating Agency ceases to furnish a long-term rating or the Acquiring Fund terminates the services of a Rating Agency then providing a long-term rating for the VRDP Shares of any series, such rating, to the extent it would have been taken into account in any of the provisions of the VRDP Shares, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (for the avoidance of doubt, other than the effect of the absence of such ratings for purposes of determining the Maximum Rate) for such series. In addition, the Rating Agency Guidelines adopted by the Acquiring Fund may be changed or eliminated at any time without the approval of the holders of VRDP Shares or other stockholders of the Acquiring Fund, including in connection with the change or elimination of any or all long-term ratings of the VRDP Shares.

A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time and is not a guarantee as to quality, or an assurance of the future performance, of the rated security. In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the rating agency’s ability to timely react to changes in an issuer’s (in this case, the Acquiring Fund’s) circumstances that could influence a particular rating. The ratings on the VRDP Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency Guidelines also do not address the likelihood that an owner of the VRDP Shares will be able to sell such shares in a Remarketing or otherwise.

Additionally, so long as the preferred shares are rated, the Acquiring Fund will be required to meet certain asset coverage or other criteria in order to maintain such rating. The Acquiring Fund’s failure to meet such criteria may cause the Acquiring Fund to sell portfolio positions or to redeem preferred shares at inopportune times in an amount necessary to restore compliance with such criteria, or may result in a downgrade of ratings.

Mandatory and Optional Redemptions. The Acquiring Fund may be forced to redeem VRDP Shares to meet regulatory or rating agency requirements, or requirements under the Articles Supplementary or the Related Documents, or may voluntarily redeem VRDP Shares at any time, including in circumstances that are unfavorable to Holders, at times when attractive alternative investment opportunities for reinvestment of the redemption proceeds are not available.

Credit Risk. Credit risk is the risk that an issuer of a Municipal Bond will become unable to meet its obligation to make interest and principal payments. In general, lower-rated Municipal Bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Acquiring Fund’s net asset value or dividends. In general, lower-rated Municipal Bonds carry a greater degree of credit risk. If rating agencies lower their ratings of Municipal Bonds in the Acquiring Fund’s portfolio, the value of those securities could decline, which could jeopardize the rating agencies’ ratings of the VRDP Shares. Because the primary source of income for the Acquiring Fund is the interest and principal payments on the Municipal Bonds in which it invests, any default by an issuer of a Municipal Bond could have a negative impact on the Acquiring Fund’s ability to pay dividends on the VRDP Shares and could result in the redemption of some or all of the VRDP Shares.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of an investment in VRDP Shares or the income from that investment will be worth less in the future as inflation decreases the value of money. As inflation occurs, the real value of the VRDP Shares and dividends on VRDP Shares can decline. In an inflationary period, however, it is expected that, through the remarketing process, the VRDP Shares’ dividend rates generally would increase, tending to offset this risk.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio and the asset coverage for the VRDP Shares.

Tax Risk. The Acquiring Fund will treat its VRDP shares as equity in the Acquiring Fund for U.S. federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to the VRDP Shares, investors should be aware that the Internal Revenue Service and other governmental taxing authorities could assert a contrary position.

Dividend Rate Risk. The VRDP Shares are variable dividend rate securities. The value of such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

Income Risk. The Acquiring Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If interest rates drop, the Acquiring Fund’s income available over time to make dividend payments with respect to the VRDP Shares could drop as well if the Acquiring Fund purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Acquiring Fund holds residual interest municipal bonds.

In addition to the risks noted above, the Acquiring Fund may otherwise be unable to pay dividends on VRDP Shares in extraordinary circumstances. Furthermore, payments on VRDP Shares may only be made out of funds legally available therefor under applicable law and otherwise in accordance with applicable law.

Certain Affiliations of the Liquidity Provider and Remarketing Agent. The Liquidity Provider and the Remarketing Agent are affiliates of each other. Because the Liquidity Provider and its affiliated Remarketing Agent serve multiple roles, such affiliated entities may be subject to potential conflicts of interest in connection with their various legal duties and contractual obligations relating to the VRDP Shares. These affiliations could, among other things, affect the Remarketing Agent’s determination of the Applicable Rate and the Acquiring Fund’s ability to change Remarketing Agents should the Acquiring Fund seek to do so during the tenure of the affiliated Liquidity Provider.

Auction Market Preferred Shares Considerations. In February 2008, the auction market for auction market preferred shares failed and has not since recovered. Common stockholders of certain leveraged closed-end funds have commenced actions against such funds and certain of their officers and directors alleging that the defendants breached fiduciary duties, purportedly by redeeming auction rate preferred securities at par and replacing them with alternative leverage for use in connection with the Acquiring Fund’s investments. The Acquiring Fund believes that the claims against the other funds are meritless and also would lack merit were they asserted against a Fund, or its officers and directors. Nevertheless, in the event of such litigation, there can be no assurance that the Acquiring Fund and/or the Holders of the VRDP Shares would not be adversely affected.

Rate Divergence Considerations. The Applicable Rate for the VRDP Shares during the Current Special Rate Period will generally be based on a spread over the SIFMA Municipal Swap Index. In the event of a market dislocation in the credit markets, historic relationships between the SIFMA Municipal Swap Index and various market rates may not hold. In such event, the dividend rate on the VRDP Shares may not reflect current market rates.

Certain Contractual Provisions. Pursuant to certain agreements entered into by the Acquiring Fund in connection with the VRDP Shares, the Acquiring Fund had agreed to indemnify or otherwise protect certain persons against certain losses on expenses they may incur. In some circumstances such obligations to indemnify or protect persons against losses or expenses may be considered inconsistent with public policy or otherwise inappropriate under state and federal securities laws or equitable law principals, and as a result, may not be enforceable. In the event such provisions are deemed unenforceable, such persons may be required to bear the losses and/or expenses in question.

The Ability to Sell the VRDP Shares During the Current Special Rate Period May Be Limited. Investors who purchase the VRDP Shares may not be able to sell their VRDP Shares during the Current Special Rate Period when there is no remarketing. There is currently no trading market for the VRDP Shares and none is expected to develop. There is no assurance that the rights, terms and preferences of the VRDP Shares will be attractive to investors generally. The Acquiring Fund does not intend to apply for a listing of the VRDP Shares on a securities exchange or an automated dealer quotation system or seek to facilitate transfers by retaining a remarketing or other similar agent with respect to the VRDP Shares. Accordingly, the development of any market for the VRDP Shares is unlikely during the Current Special Rate Period. The Acquiring Fund has not registered, and does not intend to register, the VRDP Shares under the Securities Act. Accordingly, the VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold pursuant to an effective registration statement or any exemption from registration available under the Securities Act.

GLOSSARY

“1940 Act” means the Investment Company Act of 1940, as amended.

“Affected Series” has the meaning set forth on page 20 of this Appendix.

“Affiliate” means, with respect to a Person, (i) any other Person who, directly or indirectly, is in control of, or controlled by, or is under common control with, such Person or (ii) any other Person who is a director, officer, employee or general partner (a) of such Person, (b) of any majority-owned subsidiary or parent company of such Person or (c) of any Person described in clause (i) above. For the purposes of this definition, “control” of a Person shall mean the power, direct or indirect, (x) to vote more than 25% of the securities having ordinary voting power for the election of directors of such Person or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. For the avoidance of doubt, the term “Affiliate” shall include a tender option bond trust of which the Liquidity Provider and/or one or more of its Affiliates collectively owns a majority of the residual interests.

“Agent Member” means a Person with an account at the Securities Depository that holds one or more VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

“Alternate VRDP Shares Purchase Agreement” means any agreement with a successor Liquidity Provider replacing the VRDP Shares Purchase Agreement (or any replacement therefor) upon its termination in accordance with its terms and containing a Purchase Obligation substantially similar to the Purchase Obligation therein, as determined by the Acquiring Fund.

“Applicable Base Rate” means (i) with respect to a Rate Period of fewer than 49 days, the greater of (a) the SIFMA Municipal Swap Index or (b) the LIBOR Rate, and (ii) with respect to a Rate Period of 49 or more days, the LIBOR Rate.

“Applicable Percentage” has the meaning set forth on page 11 of this Appendix.

“Applicable Rate” has the meaning set forth on page 3 of this Appendix.

“Applicable Rate Determination” means each periodic operation of the process of determining the Applicable Rate for the VRDP Shares for a Subsequent Rate Period, as provided in the VRDP Shares Remarketing Agreement and Part II of the Articles Supplementary.

“Applicable Sections” has the meaning set forth on page 37 of this Appendix.

“Applicable Spread” has the meaning set forth on page 11 of this Appendix.

“Articles Supplementary” means the Acquiring Fund’s Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares, as amended.

“Automatic Tender Date” has the meaning set forth on page 39 of this Appendix.

“Available Commitment” has the meaning set forth on page 28 of this Appendix.

“Base Rate” means, with respect to an SRP Calculation Period, the SIFMA Municipal Swap Index on the SRP Calculation Date for such SRP Calculation Period.

“Beneficial Owner” means a Person in whose name VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee, including the Liquidity Provider to the extent it is at any time the Beneficial Owner of VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights).

“Board” or “Board of Directors” means the Board of Directors of the Acquiring Fund or any duly authorized committee thereof.

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Charter” means the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary), of the Acquiring Fund on file in the State Department of Assessments and Taxation of Maryland.

“Closed-End Funds” has the meaning set forth on page 37 of this Appendix.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” means the shares of common stock, par value $0.10 per share, of the Acquiring Fund.

“Conditional Acceptance” has the meaning set forth on page 39 of this Appendix.

“Cure Date” means the VRDP Shares Basic Maintenance Cure Date or the Minimum VRDP Shares Asset Coverage Cure Date, as the case may be.

“Current Special Rate Period” has the meaning set forth on page 2 of this Appendix.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Acquiring Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

“Date of Original Issue” with respect to the VRDP Shares, means the date on which the Acquiring Fund initially issued such VRDP Shares.

“Deferred Compensation Hedge Asset” means common shares issued by open-end investment companies registered under the 1940 Act, swaps, futures, forwards, structured notes, options, swaptions, or other derivatives contracts that are designed solely to hedge the Acquiring Fund’s obligations under its deferred compensation plan; provided that any such swap, future, forward, structured note, option, swaption, or other derivatives contract is not itself an equity security or a derivative based on a commodity, and may only be settled in cash.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;

(2)	any U.S. Government Security;

(3)	any Municipal Obligation that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms as of the date of the Articles Supplementary (or such rating’s future equivalent), including (A) any such Municipal Obligation that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Obligation that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Obligations or U.S. Government Securities or any combination thereof; or

(5)	any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of the Articles Supplementary (or such rating’s future equivalent).

“Derivative Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, forward swap transactions, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, futures contracts, repurchase transaction, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Derivative Termination Value” means, in respect of any one or more Derivative Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Derivative Contracts, (a) for any date on or after the date such Derivative Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Derivative Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Derivative Contracts (which may include the Liquidity Provider or an affiliate of the Liquidity Provider).

“Discounted Value,” as of any Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines.

“Dividend Payment Date,” except as otherwise provided in paragraph (d) of Section 2 of Part I of the Articles Supplementary, means the date that is the first (1st) Business Day of each calendar month.

“Dividend Period,” with respect to VRDP Shares, means the period from, and including, the Date of Original Issue of VRDP Shares to, but excluding, the initial Dividend Payment Date for VRDP Shares and any period thereafter from, and including, one Dividend Payment Date for VRDP Shares to, but excluding, the next succeeding Dividend Payment Date for VRDP Shares.

“Effective Leverage Ratio” has the meaning set forth on page 30 of this Appendix, except during the Current Special Rate Period. During the Current Special Rate Period, “Effective Leverage Ratio” means

(A) the sum of (i) the aggregate liquidation preference of the Acquiring Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, plus any accumulated but unpaid dividends thereon, excluding, without duplication, (x) any such senior securities for which the Acquiring Fund has issued a Notice of Redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (y) the Acquiring Fund’s outstanding preferred shares to be redeemed in accordance with Section 6.20 of this Agreement with the net proceeds from the sale of the VRDP Shares, for which the Acquiring Fund either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption; (ii) the aggregate principal amount of a Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act), plus any accrued but unpaid interest thereon; and (iii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund).

divided by

(B) the sum of (i) the Market Value of the Acquiring Fund’s total assets (including amounts attributable to senior securities but excluding any assets consisting of Deposit Securities referred to in clauses (A)(i)(x) and (y) above), less the sum of (A) the amount of the Acquiring Fund’s accrued liabilities (which accrued liabilities shall include net obligations of the Acquiring Fund under each Derivative Contract in an amount equal to the Derivative Termination Value thereof payable by the Acquiring Fund to the related counterparty), other than liabilities for the aggregate principal amount of senior securities representing indebtedness and (B) the Overconcentration Amount; and (ii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Acquiring Fund and corresponding to the associated residual floating rate trust certificates owned by the Acquiring Fund).

“Effective Leverage Ratio Cure Period” has the meaning set forth on page 30 of this Appendix.

“Electronic Means” means e-mail transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in the Tender and Paying Agent Agreement or as specified in the related notice.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Excluded Transfer” means any transfer of VRDP Shares (a) to a tender option bond trust in which the Liquidity Provider and/or its Affiliates collectively own all of the residual interests, (b) in connection with a distribution in-kind to the holders of securities of or receipts representing an ownership interest in any tender option bond trust in which the Liquidity Provider and/or its Affiliates own collectively all of the residual interests; provided that such distribution in-kind is pursuant to a mandatory termination of such tender option bond trust under the documents governing such tender option bond trust and such mandatory termination results from objective events or conditions outside of the control of the Liquidity Provider, its Affiliates and any holder of ownership interest in such tender option bond trust, (c) in connection with a repurchase financing transaction, (d) relating to a collateral pledge arrangement, (e) to a Person who, after giving effect to such transfer, together with any affiliated person (as defined in the 1940 Act) of such Person, will own, hold or control with power to vote not more than 25% of the Outstanding VRDP Shares or (f) to the Liquidity Provider or an Affiliate of the Liquidity Provider.

“Extraordinary Corporate Event” means as to the Liquidity Provider, (i) the consolidation, amalgamation with, or merger with or into or the transfer of all or substantially all of the Liquidity Provider’s assets to another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation, amalgamation with, or merger with or into another entity or the transfer of all or substantially all of the Liquidity Provider’s assets; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of the VRDP Shares Purchase Agreement and (b) has (i) short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or (ii) such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Acquiring Fund confirming the information described in (x) at least ten (10) days prior to the scheduled date of the applicable listed occurrence in (i) above.

“Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

“Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date, including VRDP Shares that the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Shares Purchase Agreement.

“Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Acquiring Fund, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) up to, but excluding, the date fixed by the Board of Directors for redemption, of VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a continuous period of six (6) months during which such VRDP Shares are tendered for Remarketing on each Business Day but cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Acquiring Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the Fee Agreement and the Articles Supplementary.

“Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold VRDP Shares, that were subject to a Tender in accordance with the VRDP Shares Purchase Agreement, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully remarketed pursuant to a Remarketing, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully remarketed pursuant to a Remarketing or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a validly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

“Failure to Deposit” means, with respect to VRDP Shares, a failure by the Acquiring Fund to pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, (A) on the Business Day immediately preceding any Dividend Payment Date for such VRDP Shares, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any such VRDP Shares or (B) on the Business Day immediately preceding any redemption date in funds available on such redemption date for such VRDP Shares in The City of New York, New York, the Redemption Price to be paid on such redemption date for any such VRDP Shares after Notice of Redemption is provided pursuant to paragraph (c) of Section 10 of Part I of the Articles Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Acquiring Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

“Fee Agreement” means the LEARS Fee Agreement, dated as of December 30, 2010, between the Acquiring Fund and the Liquidity Provider, as amended, modified or supplemented from time to time or any similar agreement with a successor Liquidity Provider.

“Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Acquiring Fund or the Tender and Paying Agent on behalf of the Acquiring Fund.

“Fitch” means Fitch Ratings, a part of the Fitch Group, which is a majority-owned subsidiary of Fimalac, S.A.

“Fitch Eligible Assets” means assets of the Acquiring Fund set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Fitch ratings of VRDP Shares at the request of the Acquiring Fund.

“Fitch Guidelines” means the guidelines applicable to Fitch’s current ratings of the VRDP Shares, provided by Fitch in connection with Fitch’s ratings of VRDP Shares at the request of the Acquiring Fund (a copy of which is available on request of the Acquiring Fund), in effect on the date hereof and as may be amended from time to time; provided, however, that any such amendment will not be effective for thirty (30) days from the date that Fitch provides final notice of such amendment to the Acquiring Fund.

“Fitch Provisions” means Sections 7, 8(c)(B) and 9 of Part I of the Articles Supplementary with respect to Fitch, and any other provisions of the Articles Supplementary with respect to Fitch’s ratings of VRDP Shares at the request of the Acquiring Fund, including any provisions with respect to obtaining and maintaining a rating on VRDP Shares from Fitch. The Acquiring Fund is required to comply with the Fitch Provisions only if Fitch is then rating VRDP Shares at the request of the Acquiring Fund.

“Gross-up Payment” means payment to a Beneficial Owner of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Gross-up Payment relates, would cause such Beneficial Owner’s dividends in dollars (after regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Beneficial Owner. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Beneficial Owner of VRDP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Acquiring Fund; (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Beneficial Owner of VRDP Shares at the maximum marginal combined regular federal and New Jersey individual income tax rate applicable to ordinary income or net capital gains (taking into account the federal income tax deductibility of state taxes paid or incurred), as applicable, or the maximum marginal combined regular federal and New Jersey corporate income tax rate applicable to ordinary income or net capital gains (taking into account the federal income tax deductibility of state taxes paid or incurred), as applicable, whichever is greater, in effect at the time such Gross-up Payment is made; and (iv) assuming that each Taxable Allocation and each Gross-up Payment would not be subject to the tax imposed by Section 1411 of the Code or any similar Medicare or other surtax.

“Holder” means a Person in whose name a VRDP Share is registered in the registration books of the Acquiring Fund maintained by the Tender and Paying Agent.

“Initial Rate Period” means the period commencing on, and including, the Date of Original Issue and ending on, and including, April 27, 2011, the next succeeding Wednesday.

“Investment Advisor” means BlackRock Advisors, LLC or any successor company or entity.

“Late Charge” has the meaning set forth on page 3 of this Appendix.

“LIBOR Dealer” means Citigroup Global Markets Inc. and such other dealer or dealers as the Acquiring Fund from time to time may appoint or in lieu of any thereof, their respective affiliates and successors.

“LIBOR Rate” means, on any Rate Determination Date, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on Reuters display page LIBOR01 (“Page LIBOR01”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m. London time, on the day that is the London Business Day preceding the Rate Determination Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Page LIBOR01 or such other page as may replace such Page LIBOR01, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, the LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, the LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Acquiring Fund’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealer (after obtaining the Acquiring Fund’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Acquiring Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided, further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Rate Determination Date. If the number of days in a Rate Period shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR Rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

“Liquidation Preference,” with respect to a given number of VRDP Shares, means $100,000 times that number.

“Liquidity Provider” means Citibank, N.A.

“Liquidity Provider Information” means the (i) information under the captions “Summary— Liquidity Provider” and “Liquidity Provider” in the Acquiring Fund’s offering memorandum, as applicable, and (ii) any information in the Remarketing Materials under the caption “Liquidity Provider”, which in each case has been furnished in writing by the Liquidity Provider or its affiliates for inclusion therein.

“Liquidity Provider Ratings Event” has the meaning set forth on page 28 of this Appendix.

“Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Acquiring Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Shares Purchase Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than sixteen (16) days nor more than thirty (30) days following such Liquidity Provider Ratings Event.

“London Business Day” means any day on which commercial banks are generally open for business in London.

“Managed Assets” means the Acquiring Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Acquiring Fund’s accrued liabilities (other than money borrowed for investment purposes). For the avoidance of doubt, assets attributable to money borrowed for investment purposes includes the portion of the Acquiring Fund’s assets in a tender option bond trust of which the Acquiring Fund owns the residual interest (without regard to the value of the residual interest to avoid double counting).

“Mandatory Purchase” means the mandatory purchase of Outstanding VRDP Shares by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement in connection with a Mandatory Purchase Event.

“Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase in accordance with the Articles Supplementary and the VRDP Shares Purchase Agreement.

“Mandatory Purchase Event” means, (i) in connection with the termination of the VRDP Shares Purchase Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 364 days from the Scheduled Termination Date of the VRDP Shares Purchase Agreement then in effect, and (b) the Acquiring Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Shares Purchase Agreement with a termination date not earlier than 364 days from the Scheduled Termination Date of the VRDP Shares Purchase Agreement, or (ii) in connection with the termination of the VRDP Shares Purchase Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Acquiring Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Shares Purchase Agreement with a termination date not earlier than 364 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Shares Purchase Agreement. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

“Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of VRDP Shares, a notice substantially in the form attached to the VRDP Shares Purchase Agreement as Exhibit B, delivered by the Acquiring Fund or the Tender and Paying Agent on behalf of the Acquiring Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

“Mandatory Redemption” means a mandatory redemption pursuant to Section 10(b) of Part I of the Articles Supplementary.

“Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to the remarketing procedures in the Articles Supplementary and the VRDP Shares Purchase Agreement.

“Mandatory Tender Event” means (a) each failure by the Acquiring Fund to make a scheduled payment of dividends on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, following restoration of the short-term debt ratings to the requisite level, a subsequent Liquidity Provider Ratings Event shall constitute a new Mandatory Tender Event); (c) in the event of a failure by the Acquiring Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the Fee Agreement if the Liquidity Provider by seven (7) Business Days prior to the beginning of the month to which such payment relates (in its sole discretion) thereafter provides written notice to the Acquiring Fund that such failure to pay such fee constitutes a Mandatory Tender Event; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Acquiring Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Shares Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Shares Purchase Agreement being replaced; (f) the Acquiring Fund shall have provided a Notice of Proposed Special Rate Period in accordance with the Articles Supplementary or (g) in the event of a breach by the Acquiring Fund of its Effective Leverage Ratio covenant with the Liquidity Provider set forth in the Fee Agreement and the failure to cure such breach within sixty (60) days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Acquiring Fund and the Tender and Paying Agent that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Acquiring Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

“Mandatory Tender Notice” means, in connection with the Mandatory Tender of VRDP Shares, a notice, substantially in the form attached to the VRDP Shares Remarketing Agreement as Annex II, delivered by the Acquiring Fund or the Tender and Paying Agent on behalf of the Acquiring Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

“Market Value” of any asset of the Acquiring Fund means the market value thereof determined by an independent third-party pricing service designated pursuant to the Acquiring Fund’s valuation policies and procedures approved from time to time by the Board of Directors for use in connection with the determination of the Acquiring Fund’s net asset value. Market Value of any asset shall include any interest or dividends, as applicable, accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

“Maximum Rate” has the meaning set forth on page 10 of this Appendix, except during the Current Special Rate Period. During the Current Special Rate Period, “Maximum Rate” means 15% per annum, exclusive of any applicable Gross-up Payment or increased dividend payment relating to the inclusion in any dividend of net capital gains or ordinary income taxable for regular federal income tax purposes, in each case due and payable in accordance with the Articles Supplementary.

“Minimum Rate Period” means any Rate Period consisting of seven (7) Rate Period Days, as adjusted to reflect any changes when the regular day that is a Rate Determination Date is not a Business Day.

“Minimum VRDP Shares Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the date of the Fee Agreement (excluding from (1) the denominator of such asset coverage test (i) any such senior securities for which the Acquiring Fund has issued a Notice of Redemption and either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and (ii) the Acquiring Fund’s outstanding preferred shares to be redeemed in accordance with Section 6.20 of the Fee Agreement with the gross proceeds from the sale of the VRDP Shares, for which the Acquiring Fund either has delivered Deposit Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption and from (2) the numerator of such asset coverage test, any Deposit Securities referred to in the previous clauses (1)(i) and (ii)), with such changes thereafter as agreed with the prior written consent of the Liquidity Provider, of at least 200% or such higher percentage as required and specified in the Fee Agreement, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Acquiring Fund which are stock, including all Outstanding VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

“Minimum VRDP Shares Asset Coverage Cure Date,” with respect to the failure by the Acquiring Fund to maintain the Minimum VRDP Shares Asset Coverage (as required by Section 6 of Part I of the Articles Supplementary and the Fee Agreement) as of the last Business Day of each month, means the tenth Business Day of the following month.

“Moody’s” means Moody’s Investors Service, Inc. a Delaware corporation, and its successors.

“Moody’s Discount Factor” means the discount factors set forth in the Moody’s Guidelines for use in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Moody’s ratings of VRDP Shares at the request of the Acquiring Fund.

“Moody’s Eligible Assets” means assets of the Acquiring Fund set forth in the Moody’s Guidelines as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Moody’s ratings of VRDP Shares at the request of the Acquiring Fund.

“Moody’s Guidelines” means the guidelines applicable to Moody’s current ratings of the VRDP Shares, provided by Moody’s in connection with Moody’s ratings of VRDP Shares at the request of the Acquiring Fund (a copy of which is available on request of the Acquiring Fund), in effect on the date hereof and as may be amended from time to time; provided, however, that any such amendment will not be effective for thirty (30) days from the date that Moody’s provides final notice of such amendment to the Acquiring Fund.

“Moody’s Provisions” means Sections 7, 8(c)(B) and 9 of Part I of the Articles Supplementary with respect to Moody’s, and any other provisions hereof with respect to Moody’s ratings of VRDP Shares at the request of the Acquiring Fund, including any provisions of the Articles

Supplementary with respect to obtaining and maintaining a rating on VRDP Shares from Moody’s. The Acquiring Fund is required to comply with the Moody’s Provisions only if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund.

“Municipal Obligations” means Municipal Bonds as described in this Proxy Statement.

“Net Tax-Exempt Income” means the excess of the amount of interest excludable from gross income under Section 103(a) of the Code over the amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

“Notice of Proposed Special Rate Period” has the meaning set forth on page 8 of this Appendix.

“Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form attached as Exhibit A to the VRDP Shares Purchase Agreement.

“Notice of Redemption” means any notice with respect to the redemption of VRDP Shares pursuant to the Articles Supplementary.

“Notice of Revocation” has the meaning set forth on page 22 of this Appendix.

“Notice of Special Rate Period” has the meaning set forth on page 8 of this Appendix.

“Notice of Tender” means, in connection with an Optional Tender, a notice delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to tender shares of a series of VRDP Shares for sale on a Purchase Date.

“NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Acquiring Fund or the Liquidity Provider, including, at the date hereof, Moody’s and Fitch.

“Optional Redemption” means an optional redemption pursuant to Section 10(a) of Part I of the Articles Supplementary.

“Optional Tender” means any tender of shares of a Series of VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing of VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider.

“Other Rating Agency” means each NRSRO, if any, other than Moody’s or Fitch then providing a rating for the VRDP Shares at the request of the Acquiring Fund.

“Other Rating Agency Eligible Assets” means assets of the Acquiring Fund set forth in the Other Rating Agency Guidelines as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with Other Rating Agency ratings of VRDP Shares at the request of the Acquiring Fund.

“Other Rating Agency Guidelines” means the guidelines applicable to each Other Rating Agency’s ratings of the VRDP Shares, provided by Other Rating Agency in connection with such Other Rating Agency’s ratings of VRDP Shares at the request of the Acquiring Fund (a copy of which is available on request of the Acquiring Fund), as may be amended from time to time; provided, however that any such amendment will not be effective except as agreed upon by the Other Rating Agency and the Acquiring Fund.

“Other Rating Agency Provisions” means Sections 7, 8(c)(B) and 9 of Part I of the Articles Supplementary with respect to any Other Rating Agency then rating the VRDP Shares at the request of the Acquiring Fund, and any other provisions of the Articles Supplementary with respect to such Other Rating Agency’s ratings of VRDP Shares, including any provisions with respect to obtaining and maintaining a rating on VRDP Shares from such Other Rating Agency. The Acquiring Fund is required to comply with the Other Rating Agency Provisions of an Other Rating Agency only if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund.

“Outstanding” means, as of any date with respect to the VRDP Shares, the number of such VRDP Shares theretofore issued by the Acquiring Fund except, without duplication, (i) any such VRDP Shares theretofore cancelled or delivered to the Tender and Paying Agent for cancellation or redemption by the Acquiring Fund, (ii) any such VRDP Shares with respect to which the Acquiring Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 10 of Part I of the Articles Supplementary, (iii) any such VRDP Shares as to which the Acquiring Fund shall be a Beneficial Owner, and (iv) any such VRDP Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Acquiring Fund; provided, however, with respect to clause (ii), any such VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Shares Purchase Agreement until redeemed by the Acquiring Fund.

“Overconcentration Amount” means as of any date of calculation of the Effective Leverage Ratio, an amount equal to the sum of: (i) the Market Value of the Acquiring Fund’s assets that are rated below A-/A3 in excess of 50% of the Market Value of the Acquiring Fund’s Managed Assets; (ii) the Market Value of the Acquiring Fund’s assets that are rated below investment grade in excess of 20% of the Market Value of the Acquiring Fund’s Managed Assets; (iii) the Market Value of the Acquiring Fund’s assets that constitute tobacco obligations in excess of 10% of the Market Value of the Acquiring Fund’s Managed Assets; and (iv) the Market Value of all Deferred Compensation Hedge Assets, if any.

“Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Placement Agreement” means the placement agreement dated as of April 20, 2011, between the Acquiring Fund and BlackRock Investments, LLC with respect to the offering and sale of the VRDP Shares.

“Preferred Shares” mean the shares of shares of preferred stock of the Acquiring Fund, and includes the VRDP Shares.

“Preliminary Notice of Purchase” has the meaning set forth on page 24 of this Appendix.

“Purchase Date,” with respect to any purchase of VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh (7th) day (or, if such day is not a Business Day, the next succeeding Business Day)

following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event will be not later than seven (7) days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided that: (A) the Purchase Date in connection with the failure of the Acquiring Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event will be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Acquiring Fund obtaining an Alternate VRDP Shares Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Shares Purchase Agreement and the effective date of such Alternate VRDP Shares Purchase Agreement (which may not be later than the termination date of the VRDP Shares Purchase Agreement); and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first (1st) day of such proposed Special Rate Period.

“Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of the VRDP Shares Purchase Agreement to purchase Outstanding VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such VRDP Shares.

“Purchase Price” means an amount equal to the Liquidation Preference of any VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to but excluding, the relevant Purchase Date.

“Purchased VRDP Shares” means all VRDP Shares purchased by the Liquidity Provider pursuant to the VRDP Shares Purchase Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such VRDP Shares.

“QIB” means a “qualified institutional buyer,” as defined in Rule 144A promulgated under the Securities Act.

“Rate Determination Date” means, with respect to any series of VRDP Shares, the last day of a Rate Period for such series, or if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will determined without regard to any prior extension of a Rate Determination Date to a Business Day.

“Rate Period,” with respect to the VRDP Shares, means the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period.

“Rate Period Days,” for any Rate Period, means the number of days that would constitute such Rate Period but for the application of paragraph (d) of Section 2 of Part I of the Articles Supplementary or paragraph (b) of Section 4 of Part I of the Articles Supplementary.

“Rating Agency” means each of Fitch (if Fitch is then rating VRDP Shares at the request of the Acquiring Fund), Moody’s (if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund) and any Other Rating Agency (if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund).

“Rating Agency Eligible Assets” means assets of the Acquiring Fund set forth in the Rating Agency Guidelines of a Rating Agency as eligible for inclusion in calculating the Discounted Value of the Acquiring Fund’s assets in connection with such Rating Agency’s rating of shares of a series of VRDP Shares at the request of the Acquiring Fund.

“Rating Agency Guidelines” means Moody’s Guidelines (if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund), Fitch Guidelines (if Fitch is then rating VRDP Shares at the request of the Acquiring Fund) and any Other Rating Agency Guidelines (if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund).

“Rating Agency Provisions” means the Moody’s Provisions (if Moody’s is then rating VRDP Shares at the request of the Acquiring Fund), the Fitch Provisions (if Fitch is then rating VRDP Shares at the request of the Acquiring Fund) and any Other Rating Agency Provisions (if such Other Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund). The Acquiring Fund is required to comply with the Rating Agency Provisions of a Rating Agency only if such Rating Agency is then rating VRDP Shares at the request of the Acquiring Fund.

“Ratings Spread” has the meaning set forth on page 36 of this Appendix.

“Redemption Date” has the meaning set forth on page 16 of this Appendix.

“Redemption Premium” means, if the VRDP Shares are rated above A1/A+ and its equivalent by all Rating Agencies than the VRDP Shares as of the relevant Redemption Date and with respect to the VRDP Shares subject to redemption on such Redemption Date, other than in respect of any redemption requires to comply with the VRDP Shares Basic Maintenance Amount or the Minimum VRDP Shares Asset Coverage requirements or any optional redemption in connection with a redemption to comply with the Minimum VRDP Shares Asset Coverage requirements that result in Minimum VRDP Shares Asset Coverage of up to 240%, an amount equal to: (a) if such Redemption Date occurs on a date two years or more before the last day of the Special Rate Period, the product of 3% and the Liquidation Preference of the VRDP Shares subject to redemption; (b) If such Redemption Date occurs on a date that is less than two years but more than or equal to 18 months from the last day of the Special Rate Period, the product of 2% and the Liquidation Preference of the VRDP Shares subject to redemption; and (c) if such Redemption Date occurs on a date that is less than 18 months but more than or equal to one year from the last day of the Special Rate Period, the product of 1% and the Liquidation Preference of the VRDP Shares subject to redemption.

“Redemption Price” means the applicable redemption price specified in the Articles Supplementary in respect of a Mandatory Redemption or an Optional Redemption.

“Reference Banks” means four major banks in the London interbank market selected by the Remarketing Agent or its affiliates or successors or such other party as the Acquiring Fund may from time to time appoint.

“Related Documents” means the Charter, the Articles Supplementary, the VRDP Shares, the Placement Agreement, the VRDP Shares Remarketing Agreement, the Fee Agreement, the VRDP Shares Purchase Agreement and the Tender and Paying Agent Agreement.

“Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

“Related Party Termination Date” means the effective date of the termination of the VRDP Shares Purchase Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

“Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Acquiring Fund other than through the acquisition of VRDP Shares pursuant to the terms of the VRDP Shares Purchase Agreement.

“Remarketing” means the remarketing of VRDP Shares by the Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the VRDP Shares Remarketing Agreement and Part II of the Articles Supplementary.

“Remarketing Agent” means Citigroup Global Markets Inc.

“Remarketing Materials” means (i) the Acquiring Fund’s most recent annual report and, if available, subsequent semi-annual report, which shall be deemed to have been made available upon the electronic availability of any such document on a public website, (ii) the most recent annual and, if available, interim report of the Liquidity Provider, which shall be deemed to have been made available upon the electronic availability of any such document on a public website, (iii) such other publicly available information as the Acquiring Fund or the Liquidity Provider or the Remarketing Agent, if applicable, may reasonably request from time to time, of the Liquidity Provider, the Acquiring Fund or the Remarketing Agent, and such other documentation, representations, warranties and certifications as the Acquiring Fund, the Liquidity Provider or the Remarketing Agent, if applicable, may reasonably request, it being understood that the Acquiring Fund, the Liquidity Provider or the Remarketing Agent, if applicable, may, in its discretion, determine to deliver to purchasers and prospective purchasers, in connection with the offer and sale of VRDP Shares by the Liquidity Provider, a Remarketing Memorandum, and (iv) such other publicly available information necessary, in the opinion of counsel for the Acquiring Fund, the Liquidity Provider or the Remarketing Agent, if applicable, to amend or supplement the foregoing materials, in order that the foregoing materials will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time made available to or delivered to a purchaser.

“Remarketing Memorandum” means the Acquiring Fund’s offering memorandum for the VRDP Shares or any other written communication describing the Acquiring Fund, the Liquidity Provider and/or the terms of the VRDP Shares and the Purchase Obligation, which has been approved by each party hereto and, if applicable, the Liquidity Provider in writing for use in connection with Remarketing prior to its use, which approval shall not be unreasonably withheld or delayed.

“Remarketing Notice” has the meaning set forth on page 24 of this Appendix.

“Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined from time to time in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

“Scheduled Termination Date” has the meaning set forth on page 28 of this Appendix.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

“SIFMA Municipal Swap Index” means on any Rate Determination Date the Securities Industry and Financial Markets Association Municipal Swap Index, produced and made available by Municipal Market Data as of 3:00 p.m., New York City time, on the Rate Determination Date.

“Six-Month Period” has the meaning set forth on page 14 of this Appendix.

“Special Optional Tender Provisions” means optional tender provisions relating to a Special Rate Period.

“Special Rate Period” has the meaning set forth on page 7 of this Appendix.

“Special Rate Period Commencement Date” means June 21, 2012.

“Special Redemption Provisions” has the meaning set forth on page 15 of this Appendix.

“SRP Applicable Rate” has the meaning set forth on page 36 of this Appendix.

“SRP Calculation Date” means (i) with respect to the SRP Initial Calculation Period the Business Day immediately preceding, the Special Rate Period Commencement Date and (ii) with respect to any SRP Subsequent Calculation Period, the last day of the immediately preceding SRP Calculation Period; provided that the next succeeding SRP Calculation Date will be determined without regard to any prior extension of a SRP Calculation Date to a Business Day.

“SRP Calculation Period” means the SRP Initial Calculation Period and any SRP Subsequent Calculation Period.

“SRP Initial Calculation Period” means, with respect to the VRDP Shares, the period commencing on, and including, the Special Rate Period Commencement Date and ending on, and including, the next succeeding Wednesday, or, if such day is not a Business Day, the next succeeding Business Day.

“SRP Subsequent Calculation Period” means, with respect to the VRDP Shares, the period from, and including, the first day following a SRP Calculation Date to, and including, the next succeeding Wednesday, or, if such day is not a Business Day, the next succeeding Business Day.

“Subsequent Rate Period,” with respect to the VRDP Shares, means the period from, and including, the first (1st) day following the Initial Rate Period of the VRDP Shares to, and including, the next Rate Determination Date for the VRDP Shares and any period thereafter from, and including, the first (1st) day following a Rate Determination Date for the VRDP Shares to, and including, the next succeeding Rate Determination Date for the VRDP Shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first (1st) day of such Special Rate Period and ending on, and including, the last day of the last Dividend Period thereof; except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period.

“Substitute LIBOR Dealer” means any LIBOR Dealer selected by the Acquiring Fund; provided that none of such entities shall be an existing LIBOR Dealer.

“Taxable Allocation” has the meaning set forth on page 6 of this Appendix.

“Tender” means an Optional Tender or Mandatory Tender, as applicable.

“Tender and Paying Agent” means The Bank of New York Mellon, or, with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), any successor Person, which has entered into an agreement with the Acquiring Fund to act in such capacity as the Acquiring Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to VRDP Shares.

“Tender and Paying Agent Agreement” means the tender and paying agent agreement, dated as of April 21, 2011, between the Acquiring Fund and the Tender and Paying Agent pursuant to which The Bank of New York Melon, or any successor, acts as Tender and Paying Agent.

“Total Holders” means, with respect to any series of VRDP Shares, the Holders of 100% of the aggregate Outstanding amount of the VRDP Shares of such series.

“U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Valuation Date” means, for purposes of determining whether the Acquiring Fund is maintaining the VRDP Shares Basic Maintenance Amount, each Friday that is a Business Day, or for any Friday that is not a Business Day, the immediately preceding Business Day, and the Date of Original Issue, commencing with the Date of Original Issue.

“VRDP Shares” means the shares of the Acquiring Fund’s Series W-7 Variable Rate Demand Preferred Shares.

“VRDP Shares Basic Maintenance Amount,” as of any Valuation Date, shall have the meaning set forth for “Basic Maintenance Amount” in the Rating Agency Guidelines.

“VRDP Shares Basic Maintenance Cure Date,” with respect to the failure by the Acquiring Fund to satisfy the VRDP Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of the Articles Supplementary) as of a given Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines, but in no event shall it be longer than 10 Business Days following such Valuation Date.

“VRDP Shares Basic Maintenance Report” shall have the meaning set forth for “Basic Maintenance Report” in the Rating Agency Guidelines.

“VRDP Shares Purchase Agreement” means the VRDP Shares purchase agreement, dated as of April 21, 2011, between the Liquidity Provider and the Tender and Paying Agent, as amended, modified or supplemented, or any Alternate VRDP Shares Purchase Agreement or any similar agreement with a successor liquidity provider.

“VRDP Shares Remarketing Agreement” means the VRDP Shares remarketing agreement, dated as of April 21, 2011, between the Acquiring Fund and the Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor remarketing agent.

APPENDIX C

FORM OF AMENDMENT TO ARTICLES SUPPLEMENTARY

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

ARTICLES OF AMENDMENT

AMENDING THE ARTICLES SUPPLEMENTARY ESTABLISHING

AND FIXING THE RIGHTS AND PREFERENCES OF

VARIABLE RATE DEMAND PREFERRED SHARES

This is to certify that

First: The charter of BlackRock MuniYield New Jersey Fund, Inc., a Maryland corporation (the “Corporation”), is amended by these Articles of Amendment, which amend the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares, dated as of April 20, 2011, as amended (the “Articles Supplementary”).

Second: The charter of the Corporation is hereby amended by deleting the first recital of the Articles Supplementary and inserting the following:

FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article IV of the Corporation’s Charter, the Board of Directors has, by resolutions duly adopted on [    ], 2017, reclassified [    ] authorized and unissued shares of common stock of the Corporation as shares of preferred stock of the Corporation, par value $0.10 per share, as Variable Rate Demand Preferred Shares (“VRDP Shares”). The Variable Rate Demand Preferred Shares may be issued in one or more series, as designated and authorized by the Board of Directors or a duly authorized committee thereof from time to time (each series of VRDP Shares that may be authorized and issued, a “Series”).

Third: The charter of the Corporation is hereby amended by deleting “Designation” in the Articles Supplementary and inserting the following:

DESIGNATION

Series W-7: A series of [ ] shares of preferred stock, par value $0.10 per share, liquidation preference $100,000 per share, is hereby authorized and designated “Series W-7 Variable Rate Demand Preferred Shares,” also referred to herein as “Series W-7 VRDP Shares.” Each Series W-7 VRDP Share shall be issued on a date determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an Applicable Rate equal to the sum of the Ratings Spread (as defined in the Notice of Special Rate Period, dated June 20, 2012, as amended as of April 23, 2013, June 16, 2015, June 7, 2016 and June 6, 2017) plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index, published at 3:00 p.m., New York City time, on Wednesday, [    ] for the Rate Period from, and including, [    ] to, and including, [    ] and an initial Dividend Payment Date of [    ]; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Charter, as set forth in Part I and II of these Articles Supplementary, or as set forth in any Notice of Special Rate Period applicable to the Series W-7 VRDP Shares. The Series W-7 VRDP Shares shall constitute a separate series of preferred stock of the Corporation and each Series W-7 VRDP Share shall be identical. Except as otherwise provided with respect to any

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additional Series of VRDP Shares, the terms and conditions of these Articles Supplementary apply to each Series of VRDP Shares.

Fourth: These Articles of Amendment shall be effective as of [    ], 2018.

Fifth: The amendment to the charter of the Corporation as set forth above in these Articles of Amendment has been duly advised by the board of directors of the Corporation and approved by the stockholders of the Corporation as and to the extent required by law and in accordance with the charter of the Corporation.

IN WITNESS WHEREOF, BlackRock MuniYield New Jersey Fund, Inc. has caused these Articles of Amendment to be signed as of [    ], 2018 in its name and on its behalf by the person named below who acknowledges that these Articles of Amendment are the act of the Corporation and, to the best of such person’s knowledge, information and belief and under penalties for perjury, all matters and facts contained in these Articles of Amendment are true in all material respects.

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

By:
Name:
Title:	President and Chief Executive Officer

ATTEST:

Name:
Title: Secretary

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APPENDIX D – FACTORS AFFECTING MUNICIPAL SECURITIES IN NEW JERSEY

The following information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by BlackRock MuniYield New Jersey Fund, Inc. (the “Fund”) are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

Special Considerations Relating to New Jersey Municipal Obligations. The Fund will have considerable investments in New Jersey municipal obligations. Accordingly, the Fund is susceptible to certain factors which could adversely affect issuers of New Jersey municipal obligations. The ability of issuers to pay interest on, and repay principal of, New Jersey municipal obligations may be affected by: (1) amendments to the Constitution of the State of New Jersey (“State”) and other statutes that limit the taxing and spending authority of State government entities; (2) the general financial and economic profile as well as the political climate of the State, its public authorities and political subdivisions; and (3) a change in State laws and regulations or subsequent court decisions that may affect, directly or indirectly, New Jersey municipal obligations. The Fund’s yield and share price are sensitive to these factors as one or more of such factors could undermine New Jersey issuers’ efforts to borrow, inhibit secondary market liquidity and erode credit ratings. Furthermore, it should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Summarized below are important financial concerns relating to the Fund’s investments in New Jersey municipal obligations. This section is not intended to be an entirely comprehensive description of all risks involved in investing in New Jersey municipal obligations. The information in this section is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State. It should be noted that the information recorded here is based on the economic and budget data and forecasts found in certain publications issued by the State between March 23, 2016 and March 15, 2017. The accuracy and completeness of the information in those publications have not been independently verified. Since the time that certain of those resources were published, there have been (and may still be) significant changes in circumstances altering the economic and budget predictions found in those publications and presented here.

It is also important to note that each dollar amount referenced in this section has been truncated to one digit after the decimal, rounded up or down to the appropriate dollar denomination. Because such dollar amounts generally reference large sums of money (e.g., millions or billions of dollars), the truncation and rounding of such dollar amounts may significantly differ from the untruncated and unrounded dollar amounts.

State Demographics. The State is the fifth smallest state in land area, the eleventh largest in population and the most densely populated of all the states. As of June 30, 2016, the State’s population was estimated to be 8.9 million in 2016. The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic sea shore to its east and lakes and mountains in the north and northwest, which provide recreation for residents as well as out-of-state visitors. Since 1978, casino gambling in Atlantic City has been an important State tourist attraction.

State Economy. The discussion that follows is primarily based on information published by the State Department of the Treasury in the 2016 Financial Report (as defined herein). All predictions and past performance information contained in this subsection were made on or before that time even though they may be stated in the present tense and may no longer be accurate.

The unemployment rate stood at 4.2% at the end of July 2017, which is the lowest State unemployment rate since May 2007. The unemployment rate was 4.7% at the end of December 2016.

Personal income, which is income from all sources including earnings, assets, and transfer income, grew by 3.2% in 2016. Personal income has increased for sixteen consecutive quarters and at June 30, 2016 was at $563.6 billion.

The State gained 9,800 jobs in July for a year-to-date total increase of 28,600 jobs. The State gained 58,900 jobs in 2016, the most in a year since 2000. The growth in payroll employment over the first half of 2017 has been led by the leisure and hospitality services (12,500 jobs), construction (7,600 jobs), and manufacturing (4,300 jobs) sectors. Payroll employment declined in the trade, transportation, & utilities sector (-4,500 jobs) and the information sector (-700 jobs).

In 2016, the number of New Jersey’s housing sector residential building permits remained above 25,000 for the third year in a row. Motor vehicle sales in 2016 for new cars exceeded 600,000 for the first time since prior to the Great Depression.

State Budget. The State operates on a fiscal year beginning July 1 and ending June 30. Annual budgets are adopted for the General Fund and certain special revenue funds. The Legislature enacts the annual budget through specific departmental appropriations, the sum of which may not exceed estimated resources. The State Constitution requires that the annual State budget be balanced. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be reasonably ascertained or predicted, must be provided for in one general appropriation law covering the span of a single fiscal year. No general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated, together with all other appropriations for that fiscal year, exceeds the total amount of revenue available (current and anticipated) for such fiscal year, as certified by the Governor.

Debt Limitations. The State Constitution provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No such law shall take effect until submitted to the people at a general election and approved by a majority of the legally qualified voters voting thereon; provided, however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing produces a debt service savings. Furthermore, any funds raised under these authorizations must be applied only to the specific object stated therein. The State Constitution provides as to any law authorizing such debt: “Regardless of any limitation relating to taxation in this Constitution, such law shall provide the ways and means, exclusive of loans, to pay the interest of such debt or liability as it falls due, and also to pay and discharge the principal thereof within thirty-five years from the time it is contracted; and the law shall not be repealed until such debt or liability and the interest thereon are fully paid and discharged.” This constitutional provision does not apply to the creation of debts or liabilities for purposes of war, or to repel invasion, or to suppress insurrection or to meet emergencies caused by disaster or act of God (Article VIII, Sec. 2, para. 3) (the “Debt Limitation Clause”).

The Debt Limitation Clause was amended by voters on November 4, 2008. The amendment provides that, beginning after the effective date of the amendment, the State Legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein is submitted to the people and approved by a majority of the legally qualified voters of the State voting thereon at a general election. The constitutional amendment does not require voter approval for any such law providing the means to pay the principal of and interest on such debt or liability subject to appropriations of an independent non-State source of revenue paid by third persons for the use of the single object or work thereof, or from a source of State revenue otherwise required to be appropriated pursuant to another provision of the State Constitution. Furthermore, voter approval is not needed for any law providing for the refinancing of all or a portion of any outstanding debts or liabilities of the State or of an autonomous State corporate entity provided that such law requires that the refinancing produces debt service savings.

State Funds. The State’s financial accounting is organized by funds which are accounting entities that segregate financial resources according to the purposes for which they may be used. Individual funds are grouped into one of the following categories—General State Funds, Special Revenue, Capital Projects, Proprietary and Private Purpose Trust Funds. .

General State Funds. These funds include the General Fund, Property Tax Relief Fund, Casino Revenue Fund, Casino Control Fund and Gubernatorial Elections Fund.

The General Fund. This fund is the State’s chief operating fund and is the fund into which all State revenues, not otherwise restricted by State statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from most taxes, most federal revenues and certain miscellaneous revenue items are recorded in this fund. The Appropriations Act, annually enacted by the Legislature, provides the basic framework for the operations of the General Fund.

The Property Tax Relief Fund. This fund accounts for revenues from the New Jersey Gross Income Tax and revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax both of which are constitutionally dedicated toward property tax relief and reform. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the Property Tax Relief Fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts. During fiscal year 2016, $14.0 billion of property tax relief expenditures were made. The Property Tax Relief Fund’s fiscal year 2016 ending fund balance was $18.3 million.

The Casino Revenue Fund. This fund consists of taxes imposed on the State’s casinos and other related activities including internet gambling. Gross revenue refers to the total of all sums actually received by a licensee from gaming operations, less the total sums paid out as winnings to patrons. Appropriations from this fund must be used for reductions in property taxes, utility charges and other specified expenses of eligible senior and disabled citizens.

The Casino Control Fund. This fund consists of fees collected from the issuance and annual renewal of casino licenses, work permit fees and other license fees. Appropriations are made to fund the operations of the Casino Control Commission and the Division of Gaming Enforcement.

The Gubernatorial Elections Fund. This fund is used to account for receipts from the one dollar designations on State Gross Income Tax returns. When indicated by the taxpayer on a State gross income tax return, one dollar of the tax is taken from the individual’s gross income tax liability (Property Tax Relief Fund) and credited to the Gubernatorial Elections Fund. Such funds are available for appropriations pursuant to the New Jersey Campaign Contributions and Expenditures Reporting Act, as amended.

Special Revenue Funds. These funds account for resources legally restricted to expenditure for specific purposes. While the Property Tax Relief, Casino Revenue, Casino Control and Gubernatorial Elections Funds fall into this category, they are included under General State Funds as they make up an integral portion of the State’s annual budget.

Capital Projects Funds. These funds are used to account for financial resources, usually general obligation bonds, to be used for the acquisition or construction of major capital facilities for the State. The Capital Projects Funds includes the State Transportation Fund which is used to account for financial resources for State transportation projects. Other projects funded by these funds may include mental health, educational and correctional facilities and public transportation projects.

Proprietary Funds. These funds are used to account for any State activity that is operated similar to a private business for which a fee is charged to external users for goods and services. Activities are required to be reported as proprietary funds if laws or regulations require that the activity’s cost of providing services be recovered with fees and charges. Because these funds charge fees to external users for goods and services, they are known as enterprise funds. Two such funds are the State Lottery Fund and the Unemployment Compensation Fund.

State Lottery Fund. Monies derived from the sale of State lottery tickets are deposited into this fund. Disbursements are authorized for the payment of prizes to holders of winning lottery tickets and for the administrative expenses of the Division of State Lottery. Available fund balances are transferred to the General Fund in support of the amounts annually appropriated for State institutions and for education. The Lottery is a major source of revenue for State education and institutions. In Fiscal Year 2016, gross revenues totaled $3.3 billion of which $2.0 billion was returned in prizes; $987.0 million went to State education and institutions; $245.5 million was paid to sales agents and ticket vendors; and $54.4 million covered lottery operational and promotional expenses. As of June 30, 2016, the State Lottery, since its inception, has generated over $67.3 billion in gross revenues; $36.7 billion in prizes; and contributions of $25.0 billion to the State.

Unemployment Compensation Fund. This fund accounts for payments made by employees and employers for unemployment compensation, amounts credited or advanced by the U.S. Government and monies received from other sources. After consideration is given to any claim made for refund or overpayment to the fund, the Division of Employment Security transfers the remainder to the U.S. Treasurer for credit to this fund. Under State law, the rates for employers are subject to automatic annual adjustment, as necessary, to maintain the Fund’s sufficiency. The Fund operates independently and its obligations are not payable from the General Fund. To provide for sufficient cash flow to fund unemployment claims, the State can make a request to the U.S. Treasurer for advances on an as needed basis. For the year ended June 30, 2016, the fund had a net position increase of $762.2 million of available resources which exceeded the need to pay claims.

Private Purpose Trust Funds. These funds account for all trust fund arrangements for which principal and income benefit individuals, private organizations or other governments.

Fiscal Year 2016 Summary. The State Department of the Treasury’s Office of Management and Budget (“OMB”) has released the audited Comprehensive Annual Financial Report for the fiscal year ended June 30, 2016 (“2016 Financial Report”). The 2016 Financial Report presents the audited financial position and operating results of the State under generally accepted accounting principles (“GAAP”) applicable to state and local governments as established by the Governmental Accounting Standards Board (“GASB”).

For fiscal year 2016, State revenues, including transfers, totaled $58.9 billion or a decrease of $0.9 billion when compared to the prior fiscal year. This decrease in total revenues is primarily attributable to a decrease in interest earnings and in general taxes, primarily the State’s Corporation Business Tax.

General taxes totaled $30.5 billion and accounted for 51.7% of total State revenues for fiscal year 2016. The State’s Gross Income Tax totaled $13.4 billion; the Sales and Use Tax totaled $9.2 billion; and the Corporation Business Tax totaled $2.3 billion. The State’s three major taxes comprised 81.7% of the total general taxes that were collected during fiscal year 2016. The State’s general taxes decreased by $307.8 million compared to fiscal year 2015.

Fiscal year 2016 expenses totaled $66.0 billion, for an increase of $0.9 billion in comparison to the prior fiscal year. State spending increased by $769.4 million in government direction, management, and control mainly due to the increase in the pension expense and $725.7 million in educational, cultural, and intellectual development. Offsetting the aforementioned increases were decreases in transportation programs, $308.5 million, and in economic planning, development and security, $242.8 million.

According to the 2016 Financial Report, the General Fund’s 2016 fiscal year end balance totaled $3.9 billion, of which $462.8 million represented unassigned fund balance. During fiscal year 2016, the State’s total governmental fund balance increased by $0.8 billion.

The Surplus Revenue Fund is an account within the State’s General Fund that is used as a “rainy day fund.” Surplus revenue is defined as an amount equivalent to 50% of the excess between the amount certified by the Governor at the time of the approval of the annual budget and the amount of General Fund revenue reported from the annual financial report of the General Fund for that fiscal year. As of June 30, 2013, the State’s Surplus Revenue Fund had a balance of zero.

Total expenditures were $5.4 billion lower than original appropriations as set forth in the annual Appropriations Act plus supplemental appropriations enacted during the fiscal year. A major cause for under-spending resulted from the overestimate of federal funds. This practice allows the State to receive the maximum federal dollars that become available. During fiscal year 2016, the State’s appropriation of federal funds and other grants exceeded expenditures by $2.5 billion; these excess appropriations are available for use in future years. From a fiscal year 2016 program perspective, under-spending transpired in community development and environmental management ($721.1 million); physical and mental health ($2.4 billion); public safety and criminal justice ($636.0 million); economic planning, development, and security

($743.4 million); transportation programs ($108.5 million); special government services ($66.2 million); government direction, management, and control ($438.6 million); and in educational, cultural, and intellectual development ($311.5 million).

On a budgetary basis, general revenues of $34.5 billion were $5.5 billion lower than the final budget. The negative variance was primarily the result of unearned federal and other grant revenues of $2.5 billion, declines of $2.3 billion in other revenues. Federal and other grant revenues are not earned unless there has been a grant award and eligible grant expenses incurred. To the extent that federal and grant appropriations are made in anticipation of grant awards and the incurrence of grant expenditures, grant revenues are budgeted.

State Indebtedness. As of June 30, 2016, New Jersey’s outstanding long-term obligations for governmental activities totaled $171.6 billion, an $18.1 billion increase over the prior fiscal year. Of the $18.1 billion increase, $18.6 billion is attributable to increases in the Net Pension Liability and Net OPEB Obligation offset by a $0.5 billion reduction in bonded debt. Long-term bonded debt obligations totaled $42.7 billion, while other long-term obligations totaled $128.9 billion. In addition, the State has $4.0 billion of legislatively authorized bonding capacity that has not yet been issued. As of June 30, 2016, the legislatively authorized but unissued debt decreased by $1.1 billion.

General Obligation Bonds. The State is empowered by voters to authorize, issue, and incur debt subject to certain constitutional restrictions. General obligation bond acts are both legislatively and voter-approved and are backed by the State’s full faith and credit. As of June 30, 2016, the State had $2.0 billion of State general obligation bonds outstanding with another $768.2 million of bonding authorization remaining from various State general obligation bond acts. The amount provided by the State’s General Fund for debt service payments for Fiscal Year 2016 was $478.4 million.

The State has refunded various outstanding general obligation bonds. Refunding bond proceeds are used to purchase and deposit United States Treasury Obligations – State and Local Government Series or open market U.S. Treasury Securities into a separate irrevocable trust fund held by a trustee. The investments and the fixed earnings that accrue are sufficient to fully service the defeased debt until it is called or matures. For financial reporting purposes, the refunded debt is considered defeased at the time the refunding bonds have been issued. Therefore, the refunded debt is removed as a liability from the State’s long-term obligations. During the fiscal year, $131.5 million of general obligation refunding bonds were issued. As a result, $139.2 of general obligation refunding bonds have been refunded and are now considered defeased. Total debt service payments over the next seven (7) years were reduced by $8 million and generated net present value savings of $8.1 million. As of June 30, 2016, the amount of defeased general obligation debt outstanding, but removed from the State’s long-term obligations, amounted to $288.1 million.

Revenue Bonds. This debt classification represents bond issuances whose segment of debt service is derived solely from legally restricted revenues. Revenue bonds include debt issued by the New Jersey Building Authority (NJBA), the Garden State Preservation Trust (GSPT), and the New Jersey Transportation Trust Fund Authority (TTFA). During Fiscal Year 2016, the TTFA issued $26.8 million of bonds used to fund transportation system improvements. The NJBA issued $97.6 million of refunding bonds used to defease $101.9 million of existing debt. As a result, the refunded bonds’ liability has been removed from the State’s long-term obligations. Total debt service payments over the next 11 years were decreased by $3.6 million which resulted in $3.5 million in present value savings. During Fiscal Year 2016, no GSPT debt was issued. Total authorized but unissued revenue bonds equal $0 as of June 30, 2016.

Installment Obligations. Installment Obligations represent agreements between the State and several authorities which have issued bonds for the purpose of purchasing or constructing facilities to be rented by the State or to provide financing for other State projects. The State agrees to make payments equal to the corresponding authority’s debt service, subject to and dependent upon appropriations being made from time to time by the State Legislature. At the conclusion of the term of the installment obligation agreement, title to the various facilities is transferred to the State, except in the case of the School Facilities Construction Program. During Fiscal Year 2016, these authorities issued $2.5 billion of bonds, of which $2.0 billion were refunding bonds, that were issued in order to defease $1.8 billion of existing debt. The liability on these refunded bonds has been removed from the State’s long-term obligations. Total debt service payments over the next 11 years were decreased by $27.8 million and resulted in a net present value savings of $12.7 million. The State’s installment obligations outstanding as of June 30, 2016 total $18.2 billion. Total authorized but unissued installment obligations equal $3.3 billion as of June 30, 2016.

Certificates of Participation. These obligations represent several lines of credit that were drawn on to finance State equipment needs under the State’s master lease program.

Short-Term Debt. The State issues short-term debt instruments in the form of tax and revenue anticipation notes in advance of income tax and corporation business tax collections, depositing the proceeds in the General Fund. These notes are used to provide effective cash management to fund the imbalances that occur between the collection of revenues and the disbursement of appropriations of the General Fund and Property Tax Relief Fund. For Fiscal Year 2013, the State, under a resolution executed by the Treasurer on July 1, 2015, authorized the issuance of $2.6 billion of Tax and Revenue Anticipation Notes (TRAN). On July 1, 2015 the State issued $1.9 billion of TRAN through a private placement.

Tobacco Settlement Financing Corporation, Inc. In November 1998, the State entered into a master settlement agreement (the “MSA”) with participating cigarette manufacturers, forty-six states, and six other U.S. jurisdictions in the settlement of certain smoking-related litigation. During fiscal year 2003, the State sold to the newly established Tobacco Settlement Financing Corporation, Inc. (“TSFC”) the State’s right, title and beneficial ownership interest in the State’s right to receive tobacco settlement payments under the MSA and decree of final judgment. In return, TSFC issued $3.5 billion of bonds to pay for the tobacco settlement rights. Proceeds were used to fund General Fund expenditures during fiscal year 2003 and fiscal year 2004. During fiscal year 2007, $4.7 billion of refunding bonds were issued, of which $1.1 billion were capital appreciation bonds. The State retains 23.74% of the tobacco settlement receipts.

During fiscal year 2003, the TSFC was presented as a discreet component unit of the State. Since then, the State adopted GASB Technical Bulletin No. 2004-1, Tobacco Settlement Recognition and Financial Reporting Issues. As a result, the TSFC is required to be shown as a blended component unit of the State. Bonds issued by the TSFC are the sole obligation of the TSFC. The State is not liable for any debt issued by the TSFC nor is the debt dependent on any dedicated stream of revenue generated by the State.

On March 7, 2014, the Tobacco Settlement Financing Corporation executed a Series 2007-1B Pledge Agreement relating to the Corporation’s Tobacco Settlement Asset-Backed Bonds, Series 2007-1B First Subordinate Capital Appreciation Bonds and a Series 2007-1C Pledge Agreement relating to the Corporation’s Tobacco Settlement Asset-Backed Bonds, Series 2007-1C Second Subordinate Capital Appreciation Bonds. Pursuant to the Pledge Agreements, the Corporation will pledge 15.99% of the tobacco settlement receipts (“TSRs”) received on and after July 1, 2016 to the optional redemption of the Series 2007-1B Bonds and 7.75% of the TSRs received on and after July 1, 2016 to the optional redemption of the 2007-1C Bonds. All 2007 unpledged TSRs received prior to July 1, 2016 will continue to be paid to the State. The Additional Pledged TSRs are not currently pledged to the Corporation’s outstanding bonds and are paid to the State. In consideration of the Pledge Agreements, certain holders of the Series 2007-1B Bonds and the Series 2007-1C Bonds paid the Corporation a bond enhancement premium of $96.5 million in 2014, which the Corporation remitted $91.6 million to the State and the remaining $4.9 million was paid to various professionals as a transaction fee.

State Pension and Other Postemployment Benefits (“OPEB”) Obligations. The State resumed making contributions to the pension plans on a phased-in basis over a seven year period beginning in Fiscal Year 2012. Previously, the State had not fully funded its various pension plans for several years, and its post-retirement medical program is funded on a pay-as-you-go basis. This continued underfunding on an actuarial basis has led to the State’s current net pension obligation of $93.2 billion and a net OPEB obligation of $32.3 billion based on the current actuarial valuations which are as of June 30, 2016.

Ratings. The State’s various outstanding general obligation bonds were rated “A” with a negative outlook by Fitch Ratings (“Fitch”) as of September 5, 2014, “A3” by Moody’s Investors Service, Inc. (“Moody’s”) as of March 27, 2017, and “A-“ by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) as of November 14, 2016. Kroll Bond Rating Agency has also assigned an “A” rating to New Jersey’s general obligation debt. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the State general obligation bonds.

Litigation. At any given time, there can be various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. At any given time there are also various numbers of claims seeking monetary damages or other relief, which, if granted, would require the expenditure of funds. Additional cases pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure can be found in the State’s Official Statement concerning the general obligation bonds it issues.

APPENDIX E – RATINGS OF INVESTMENTS

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation — A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB,’ but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Active Qualifiers (Currently applied and/or outstanding)

L	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p	This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim	Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

• Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•     Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•     Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•     Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

• A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Municipal Short-Term Note Ratings Definitions

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Other Ratings Symbols

e	Expected ratings. To address market demand for timely information on particular types of credit ratings, Moody’s has licensed to certain third parties the right to generate “Expected Ratings.” Expected Ratings are designated by an “e” after the rating code, and are intended to anticipate Moody’s forthcoming rating assignments based on reliable information from third-party sources (such as the issuer or underwriter associated with the particular securities) or established Moody’s rating practices (i.e., medium term notes are typically, but not always, assigned the same rating as the note’s program rating). Expected Ratings will exist only until Moody’s confirms the Expected Rating, or issues a different rating for the relevant instrument. Moody’s encourages market participants to contact Moody’s Ratings Desk or visit www.moodys.com if they have questions regarding Expected Ratings, or wish Moody’s to confirm an Expected Rating.

(P)	Provisional Ratings. Moody’s will often assign a provisional rating to program ratings or to an issuer or an instrument when the assignment of a definitive rating is subject to the fulfilment of contingencies that are highly likely to be completed. Upon fulfillment of these contingencies, such as finalization of documents and issuance of the securities, the provisional notation is removed. A provisional rating is denoted by placing a (P) in front of the rating.

#	Refundeds. I Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.

WR	Withdrawn. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

NR	Not Rated. NR is assigned to an unrated issuer, obligation and/or program.

NAV	Not Available. An issue that Moody’s has not yet rated is denoted by the NAV symbol.

TWR	Terminated Without Rating. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Long-Term Credit Ratings Scales

AAA	Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D	Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings — Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

FORM OF PROXY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

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PROXY	BLACKROCK NEW JERSEY MUNICIPAL BOND TRUST	PROXY
(THE “FUND”) SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PREFERRED SHARES

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the Fund held of record by the undersigned on January 29, 2018 at the special meeting of shareholders of the Fund to be held on March 28, 2018 or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Special Meeting of Shareholders to Be Held on March 28, 2018.

The Proxy Statement for this meeting is available at: [    ]

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ∎

		FOR	AGAINST	ABSTAIN
1(A).	The common shareholders and preferred shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock MuniYield New Jersey Fund, Inc. and the transactions contemplated therein, including the termination of the Fund’s registration under the 1940 Act and the Fund’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware Law.	☐	☐	☐

1(B).	The preferred shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock MuniYield New Jersey Fund, Inc. and the transactions contemplated therein, including the termination of the Fund’s registration under the 1940 Act and the Fund’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware Law.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

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PROXY	BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST (THE “FUND”) SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	PROXY

PREFERRED SHARES

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the Fund held of record by the undersigned on January 29, 2018 at the special meeting of shareholders of the Fund to be held on March 28, 2018 or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Special Meeting of Shareholders to Be Held on March 28, 2018.

The Proxy Statement for this meeting is available at: [    •    ]

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ∎

		FOR	AGAINST	ABSTAIN
1(C).	The common shareholders and preferred shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock MuniYield New Jersey Fund, Inc. and the transactions contemplated therein, including the termination of the Fund’s registration under the 1940 Act and the Fund’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware Law.	☐	☐	☐

1(D).	The preferred shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock MuniYield New Jersey Fund, Inc. and the transactions contemplated therein, including the termination of the Fund’s registration under the 1940 Act and the Fund’s dissolution in accordance with its Agreement and Declaration of Trust and Delaware Law.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Please detach at perforation before mailing.

PROXY	BLACKROCK MUNIYIELD NEW JERSEY FUND, INC. (THE “FUND”) SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2018 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	PROXY

PREFERRED SHARES

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the Fund held of record by the undersigned on January 29, 2018 at the special meeting of shareholders of the Fund to be held on March 28, 2018 or any adjournment, postponement or delay thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds

Special Meeting of Shareholders to Be Held on March 28, 2018.

The Proxy Statement for this meeting is available at: [    •    ]

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ∎

		FOR	AGAINST	ABSTAIN
1(E).	The preferred shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock New Jersey Municipal Bond Trust and the transactions contemplated therein.	☐	☐	☐

1(F).	The preferred shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization between the Fund and BlackRock New Jersey Municipal Income Trust and the transactions contemplated therein.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2(A).	The common shareholders and preferred shareholders of the Fund are being asked to approve the issuance of additional shares of common stock of the fund in connection with the Agreement and Plan of Reorganization between the Fund and BlackRock New Jersey Municipal Bond Trust.	☐	☐	☐

2(B).	The common shareholders and preferred shareholders of the Fund are being asked to approve the issuance of additional shares of common stock of the fund in connection with the Agreement and Plan of Reorganization between the Fund and BlackRock New Jersey Municipal Income Trust.	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.